Exhibit 10.6

EXECUTION COPY

TRANSMISSION SERVICE AGREEMENT

by and between

NORTHERN PASS TRANSMISSION LLC,

as Owner

and

H.Q. HYDRO RENEWABLE ENERGY, INC.,

as Purchaser

Dated:  October 4, 2010

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TABLE OF CONTENTS

Page

ARTICLE 1 DEFINITIONS AND RULES OF INTERPRETATION

2

Section 1.1.

Definitions

2

Section 1.2.

Interpretation

23

ARTICLE 2 REGULATORY FILINGS AND REQUIRED APPROVALS

24

Section 2.1.

FERC Filing

24

Section 2.2.

Modifications to FERC Order

24

Section 2.3.

Cooperation

25

Section 2.4.

No Inconsistent Action

26

ARTICLE 3 EFFECTIVE DATE; TERM

26

Section 3.1.

Effective Date

26

Section 3.2.

Term

26

Section 3.3.

Termination Rights

26

Section 3.4.

Termination Payments

32

Section 3.5.

Allocation of Property Rights and Interests Following Termination

34

Section 3.6.

Effect of Termination

35

ARTICLE 4 COMMERCIAL OPERATION

35

Section 4.1.

Commercial Operation Date

35

Section 4.2.

Conditions Precedent to Commercial Operation

36

Section 4.3.

Delay in Commercial Operation

37

ARTICLE 5 GENERAL RIGHTS AND RESPONSIBILITIES OF THE PARTIES

39

Section 5.1.

Responsibilities of the Parties

39

Section 5.2.

Budgets and Reports

41

Section 5.3.

Insurance and Events of Loss

43

Section 5.4.

Compliance with Laws

43

Section 5.5.

Third Party Contracts

43

Section 5.6.

Equity Commitment

44

Section 5.7.

Owner's Obligation to Cure; Purchaser's Losses

44

Section 5.8.

Continuity of Rights and Responsibilities

44

ARTICLE 6 PROCEDURES FOR OPERATION AND MAINTENANCE OF THE NORTHERN PASS TRANSMISSION LINE  44

Section 6.1.

Transmission Operating Agreement; ISO-NE Operational Control

44

Section 6.2.

Good Utility Practice; Regulatory and Reliability Requirements

45

Section 6.3.

Annual Plan and Operating Budget and Multiyear Outlook

45

Section 6.4.

Estimated Wind-Down Costs

47

Section 6.5.

Scheduled Maintenance

47

Section 6.6.

Extraordinary Capital Expenditures

47

Section 6.7.

Record of Management Committee Decisions

48

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ARTICLE 7 PURCHASER'S TRANSMISSION RIGHTS OVER THE NORTHERN PASS TRANSMISSION LINE  48

Section 7.1.

Transmission Service

48

Section 7.2.

Damages Under Third Party Contracts

49

Section 7.3.

Excused Outages or Reductions

50

Section 7.4.

Non-Excused Outages or Reductions

51

Section 7.5.

Metering

52

ARTICLE 8 PAYMENT FOR TRANSMISSION SERVICE OVER THE NORTHERN PASS TRANSMISSION LINE  52

Section 8.1.

Transmission Service Payment; Application of Formula Rate

52

Section 8.2.

Service Life

55

Section 8.3.

Capital Structure

55

Section 8.4.

Return on Equity

55

Section 8.5.

Cost Recovery of AC Upgrades

56

Section 8.6.

Transfer and Cost Recovery of AC Line

57

ARTICLE 9 RIGHTS UPON EXPIRATION OF TERM

59

Section 9.1.

Rollover Rights

59

Section 9.2.

Reimbursement of Capital Costs

60

Section 9.3.

Retirement and Decommissioning

60

ARTICLE 10 RESALE OF TRANSMISSION SERVICE

66

Section 10.1.

Resale Rights of Purchaser

66

Section 10.2.

Capacity Releases for Daily and Hourly Use

67

Section 10.3.

OASIS

67

Section 10.4.

Proceeds from Capacity Releases and Transmission Resales

68

Section 10.5.

Owner's Rights and Obligations

69

ARTICLE 11 REAL POWER LOSSES, CONGESTION AND CAPACITY RIGHTS

69

Section 11.1.

Real Power Losses

69

Section 11.2.

Other Rights

69

ARTICLE 12 ANCILLARY SERVICES

70

Section 12.1.

Responsibility for Ancillary Services

70

Section 12.2.

Revenues from Ancillary Services

70

ARTICLE 13 MANAGEMENT COMMITTEE

70

Section 13.1.

Management Committee

70

Section 13.2.

Appointment and Authority of Managers

71

Section 13.3.

Term of Managers; Resignation, Removal and Vacancies

71

Section 13.4.

Meetings; Attendance

72

Section 13.5.

Rules

72

Section 13.6.

Action by the Management Committee

72

Section 13.7.

Action by Written Consent

72

Section 13.8.

Telephonic Meetings

73

Section 13.9.

Impasse between the Managers

73

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ARTICLE 14 BILLING AND PAYMENTS

73

Section 14.1.

Invoices

73

Section 14.2.

Reconciliation; Audit Rights

74

Section 14.3.

Procedures for Billing Disputes

75

Section 14.4.

Reporting of Revenue Credits

76

Section 14.5.

Interest

76

Section 14.6.

Obligation to Make Payments

76

Section 14.7.

Offsets

76

ARTICLE 15 EVENTS OF DEFAULT AND REMEDIES

77

Section 15.1.

Purchaser Defaults

77

Section 15.2.

Owner Defaults

77

Section 15.3.

Remedies Upon Purchaser Default

78

Section 15.4.

Remedies Upon Owner Default

79

Section 15.5.

Disputes

81

ARTICLE 16 FORCE MAJEURE

81

Section 16.1.

Definition

81

Section 16.2.

Conditions

81

Section 16.3.

Events of Loss

82

Section 16.4.

Extended Outages; Extended Term

83

Section 16.5.

Insurance Proceeds

84

ARTICLE 17 FINANCIAL ASSURANCES

84

Section 17.1.

Parent Guaranty

84

Section 17.2.

Purchaser's Lien

89

ARTICLE 18 DISPUTE RESOLUTION

91

Section 18.1.

Referral to the Management Committee

91

Section 18.2.

Disputes to be Resolved by FERC

92

Section 18.3.

Arbitration

93

Section 18.4.

Equitable Remedies

96

ARTICLE 19 LIMITATION OF REMEDIES

96

ARTICLE 20 MODIFICATION OF THIS AGREEMENT

97

Section 20.1.

Certain Changes to Formula Rate

97

Section 20.2.

Other Modifications

97

ARTICLE 21 INDEMNIFICATION

97

Section 21.1.

Purchaser Indemnity

97

Section 21.2.

Owner Indemnity

98

Section 21.3.

Procedures

98

Section 21.4.

Defenses

99

Section 21.5.

Cooperation

99

Section 21.6.

Recovery

99

Section 21.7.

Subrogation

99

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ARTICLE 22 REPRESENTATIONS, WARRANTIES AND COVENANTS

100

Section 22.1.

Mutual Representations and Warranties

100

Section 22.2.

Additional Representations and Warranties of Purchaser

100

Section 22.3.

Additional Representations and Warranties of Owner

102

Section 22.4.

NO OTHER REPRESENTATIONS OR WARRANTIES

103

ARTICLE 23 TRANSFER OF INTERESTS

103

Section 23.1.

No Transfer of Interests

103

Section 23.2.

Exceptions

104

Section 23.3.

Collateral Assignment

104

ARTICLE 24 MISCELLANEOUS

105

Section 24.1.

Governing Law

105

Section 24.2.

Entire Agreement

105

Section 24.3.

Severability

105

Section 24.4.

Notices

105

Section 24.5.

Waiver; Cumulative Remedies

107

Section 24.6.

Confidential Information

107

Section 24.7.

No Third-Party Rights

108

Section 24.8.

Permitted Successors and Assigns

108

Section 24.9.

Relationship of the Parties

108

Section 24.10.

Construction

108

Section 24.11.

Counterparts

108

Section 24.12.

Survival

108

Section 24.13.

Language

108

Section 24.14.

Headings and Table of Contents

109

Section 24.15.

Waiver of Immunities

109

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ATTACHMENTS

A.

HVDC Transmission Project

B.

Formula Rate Sheet

C.

List of Owner Approvals

D.

List of Canadian Approvals

E-1.

Form of Purchaser Guaranty

E-2.

Form of Owner Guaranty

F.

Subordination Terms

G.

Letter Agreement

H.

Example of Calculation of Levelized Monthly Decommissioning Payment

I.

Example of Calculation of Refund of Amounts Subject to Late Payment Interest

v

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TRANSMISSION SERVICE AGREEMENT

This TRANSMISSION SERVICE AGREEMENT (this "Agreement"), dated as of October 4, 2010 (the "Execution Date"), is made and entered into by and between Northern Pass Transmission LLC, a limited liability company organized and existing under the laws of the State of New Hampshire ("Owner"), and H.Q. Hydro Renewable Energy, Inc., a corporation organized and existing under the laws of the State of Delaware ("Purchaser").  Owner and Purchaser are hereinafter sometimes also referred to individually as a "Party" or collectively as the "Parties."

W I T N E S S E T H:

WHEREAS, Purchaser is an indirect, wholly-owned subsidiary of Hydro-Québec (as defined below);

WHEREAS, Purchaser anticipates that surplus power, which consists predominantly of low-carbon and renewable hydroelectricity, will be available from the Hydro-Québec System (as defined below) for export into the U.S.;

WHEREAS, on May 22, 2009, FERC (as defined below) issued a declaratory order, as thereafter confirmed by FERC on December 29, 2009, approving the structure of a cost-based, participant-funded transmission project to deliver power from the Province of Québec into New England (as defined below), including a long-term bilateral transmission service agreement with a cost-based rate ceiling, subject to FERC approval of such agreement under Section 205 of the Federal Power Act (as defined below);

WHEREAS, in order to permit the delivery of power from the Hydro-Québec System for sale into the U.S., Hydro-Québec TransÉnergie ("TransÉnergie"), a division of Hydro-Québec, intends to develop, construct, own and maintain a 1,200 MW +/-300 kV high-voltage direct current ("HVDC") transmission line from the converter station at the Des Cantons substation in the Province of Québec to the U.S. Border (as defined below) (as further delineated in the diagram in Attachment A, the "Québec Line");

WHEREAS, Hydro-Québec Production ("HQP"), another division of Hydro-Québec, intends to acquire from TransÉnergie firm transmission service over the Québec Line to permit the delivery of at least 1,200 MW of power into the U.S.;

WHEREAS, Purchaser intends to acquire from HQP, or another Affiliate (as defined below) of Purchaser, electrical capacity and the associated electrical energy at the U.S. Border for resale into the U.S.;

WHEREAS, Owner is a single purpose, indirect subsidiary of Northeast Utilities (as defined below) and NSTAR (as defined below), created to develop, construct, own and maintain a 1,200 MW +/-300 kV HVDC transmission line extending from the U.S. Border to a direct current ("DC") to alternating current ("AC") converter station to be located near the Webster substation in the City of Franklin in the State of New Hampshire (the transmission line and converter station, as more fully described in Attachment A, the "HVDC Line");

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WHEREAS, in order to interconnect the HVDC Line with the bulk power systems in New England, Owner intends to develop, construct, own and maintain a radial 345 kV AC transmission line extending from the southern terminus of the HVDC Line to the Deerfield substation in the State of New Hampshire (together with the Franklin substation at its northern terminus and the associated equipment at its southern terminus, as more fully described in Attachment A, the "AC Line," and together with the HVDC Line, the "Northern Pass Transmission Line");

WHEREAS, ISO-NE (as defined below) may require, and Purchaser may desire, certain AC Upgrades (as defined below) to be developed, constructed, owned and maintained by certain transmission owners other than Owner (which may include Affiliates of Northeast Utilities or NSTAR) within their existing service territories in New England in order to interconnect the Northern Pass Transmission Line with the New England Transmission System (as defined below) in a safe and reliable manner, and Purchaser may desire the construction of certain Additional AC Upgrades (as defined below);

WHEREAS, Owner desires to sell to Purchaser Firm Transmission Service (as defined below) and Additional Transmission Service (as defined below), and Purchaser desires to acquire from Owner Firm Transmission Service and Additional Transmission Service, at the rates and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS AND RULES OF INTERPRETATION

Section 1.1.

Definitions.  As used herein, the following terms shall have the following respective meanings:

"AC" has the meaning provided in the recitals to this Agreement.

"AC Line" has the meaning provided in the recitals to this Agreement.

"AC Line Agreement" has the meaning provided in Section 8.6(c).

"AC Line Owner" has the meaning provided in Section 8.6(f).

"AC Upgrade Approvals" means, collectively, any Governmental Approvals or Third Party Consents, in each case, that are required to commence construction of the AC Upgrades.

"AC Upgrade Costs" has the meaning provided in Section 8.5(c).

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"AC Upgrade Owners" means, collectively, any Person responsible for constructing one or more AC Upgrades pursuant to a Facilities Agreement.

"AC Upgrades" means, collectively, (a) any additions, upgrades, reinforcements or other modifications to the New England Transmission System that ISO-NE determines pursuant to Section I.3.9 of the ISO-NE Tariff to be required, at a minimum, to interconnect the Northern Pass Transmission Line at the Delivery Point with the New England Transmission System and (b) any such other additions, upgrades, reinforcements or modifications that are (i) identified as part of the transmission project interconnection review by ISO-NE of the Northern Pass Transmission Line in connection with the Section I.3.9 process that Purchaser desires to be constructed and (ii) described in a written notice given by Purchaser to Owner within sixty (60) days after the issuance by ISO-NE of the final Section I.3.9 report.  The facilities designated as AC Upgrades may be subject to change in accordance with Section 8.6(g)(iii).

"Additional AC Upgrades" means, collectively, any additions, upgrades, reinforcements or other modifications to the New England Transmission System identified in the Forward Capacity Market qualification process for the sale of 1,200 MW of electrical capacity over the Northern Pass Transmission Line that Purchaser desires to be constructed; provided that Purchaser has notified Owner in writing of such intent within ten (10) Business Days after the date on which a capacity sale for 1,200 MW over the Northern Pass Transmission Line is first cleared in the Forward Capacity Market.

"Additional Financing" means any revolving credit loan or any other financing or indebtedness of any nature for which Owner is liable (other than the Term Financing) (a) that is incurred by Owner to finance or refinance any direct or indirect costs and expenses in connection with the Northern Pass Transmission Line (i) before the Distribution Date (A) under a short-term borrowing arrangement between Owner and one or more of its Affiliates pursuant to the terms of the Northeast Utilities System Money Pool, as filed with FERC, as such terms may be amended from time to time, or (B) at an interest rate not to exceed the lesser of (1) Northeast Utilities' actual cost of borrowing and (2) LIBOR plus two hundred twenty-five (225) basis points, or (ii) after the Commercial Operation Date and (b) the costs for which are recoverable under the Formula Rate in accordance with Article 8.  Additional Financing, together with contributions to the equity capital of Owner, shall fund such costs and expenses in a manner consistent with Owner's obligations under Section 5.6 and Section 8.3(a).

"Additional Lender" means any Person that commits to provide Additional Financing.

"Additional Transmission Service" has the meaning provided in Section 7.1.2.

"Affiliate" means, with respect to a specified Person, any other Person that directly or indirectly Controls, is Controlled by or is under common Control with the specified Person; provided, however, that, with respect to Purchaser, a Person shall not be an "Affiliate" of Purchaser unless such Person is Hydro-Québec (including, for the avoidance of doubt, a division of Hydro-Québec) or Controlled by Hydro-Québec.

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"AFUDC" means Owner's allowance for funds used during construction of the Northern Pass Transmission Line, as calculated in accordance with FERC's Uniform System of Accounts.

"Agreement" has the meaning provided in the preamble to this Agreement.

"Alternate Manager" has the meaning provided in Section 13.2(a).

"Ancillary Services" means Ancillary Services, as defined in the ISO-NE Tariff.

"Annual Plan and Operating Budget" means an annual statement that sets forth in reasonable detail the projected Revenue Requirement for the applicable period, including interest expenses, Taxes and all other costs or expenses that are (a) projected to be incurred during the applicable period in connection with the Northern Pass Transmission Line and (b) recoverable under the Formula Rate in accordance with Article 8.  Without limiting the generality of the foregoing, the Annual Plan and Operating Budget shall include the Maintenance Plan and the Capital Plan.

"Applicable Law" means any duly promulgated federal, national, state, provincial or local law, regulation, rule, ordinance, code, decree, judgment, directive or judicial or administrative order, permit or other duly authorized and valid action of any Governmental Authority, including any binding interpretation of any of the foregoing by any Governmental Authority, which is applicable to a Person, its property or a transaction.

"Authorized Representatives" has the meaning provided in Section 13.2(a).

"Average Availability" has the meaning provided in Section 16.4(c).

"Base ROE" means the ROE of the New England transmission owners accepted or approved by FERC for Regional Transmission Service, excluding any incentive or other adders approved by FERC.

"Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. § 101 et seq.

"Budgeted Amount" has the meaning provided in Section 17.1.1(d)(iii).

"Business Day" means any day except Saturday, Sunday or any other day on which the Federal Reserve member banks are required or authorized to close for business.

"Canadian Approvals" means, collectively, those Governmental Approvals and Third Party Consents, in each case, that are required to commence construction of the Québec Line in a manner consistent with Attachment A, other than the Operational Approvals, all as set forth in Attachment D.

"Canadian Regulatory Event" means a determination by Purchaser, including a reasonable basis for such determination, that (a) one or more Canadian Approvals (i) is reasonably unlikely to be obtained by the Third Anniversary despite the use of commercially

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reasonable efforts by Purchaser and its Affiliates or (ii) contains or is reasonably likely to contain modifications or conditions that are reasonably unacceptable to Purchaser or its Affiliates or (b) the continuation by Purchaser or one or more of its Affiliates of the regulatory or other processes required to obtain one or more Canadian Approvals would be reasonably likely to have a material adverse effect on the business, operations or financial condition of Purchaser or one or more of its Affiliates.

"Capital Plan" means an annual plan for the capital expenditures to maintain the Northern Pass Transmission Line in accordance with Good Utility Practice in order to provide Firm Transmission Service, which plan shall include a description of the scope and nature of the Planned CapEx, the planned outages and overhauls of the Northern Pass Transmission Line associated therewith, and a budget itemized on a monthly basis for the same, which budget shall include all Planned CapEx Costs projected to be incurred with respect to the foregoing activities.

"Capital Structure" means the ratio of (a) the total amount of Owner's debt divided by Owner's total capitalization to (b) the total amount of Owner's equity capital divided by Owner's total capitalization, as such amounts are determined from time to time in accordance with FERC's Uniform System of Accounts.

"Capped Guaranteed Obligations" has the meaning provided in Section 17.1.1(a)(i).

"Carrying Charges" has the meaning provided in Section 8.1.2(e)(iii).

"COD Notice" has the meaning provided in Section 4.1(c).

"Commercial Operation" means the availability of the Northern Pass Transmission Line for the provision of Firm Transmission Service in accordance with this Agreement.

"Commercial Operation Date" has the meaning provided in Section 4.1(c).

"Commissioning" means (a) with respect to Northern Pass Transmission Line, the start-up and testing activities required to demonstrate that the Northern Pass Transmission Line is ready for Commercial Operation and (b) with respect to the Québec Line, the start-up and testing activities required to demonstrate that the Québec Line is ready for commercial operation, consistent with Section 4.2(f).

"Confidential Information" means (a) any documents, analyses, compilations, studies, or other materials prepared by or information received from a Party or its representatives that contain or reflect written or oral data or information that is privileged, confidential, or proprietary and that is marked or otherwise clearly identified as "confidential" or "proprietary" or with words of like meaning, or (b) any subsequently prepared documents, analyses, compilations, studies, or other materials or information that are derived from any of the documents, analyses, compilations, studies, or other materials or information described in the foregoing clause (a).  Without limiting the generality of the foregoing, all information provided to Purchaser or Owner or their respective Managers under Section 2.3(a)(iii), Section 5.1.2(e)(iii), Section 5.2.1(a), Section 5.2.2(a), Section 5.2.3(a), Section 5.2.4(b), Section 6.3(a), Section 6.3(b)(iv), Section

5

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6.4(a), Section 6.6(a), Section 9.3.2(a), Section 14.2(b), Section 17.1.1(f) and Section 18.1(a) shall be deemed to be Confidential Information, whether or not such information is marked as "confidential" or "proprietary."

"Consent" means, with respect to a Person, any approval, consent, permit, license, decree, certificate or other authorization of or from such Person.

"Construction Authorizations" means, collectively, those Governmental Approvals and Third Party Consents, in each case, that are required to commence construction of the Northern Pass Transmission Line, other than the Operational Approvals.

"Construction Budget and Schedule" has the meaning provided in Section 5.2.2(a).

"Construction Contract" means any contract entered into by Owner that provides for the engineering, procurement or construction of the Northern Pass Transmission Line.

"Construction Costs" means, collectively, all direct and indirect costs that are (a) incurred by Owner in connection with the Northern Pass Transmission Line before the Commercial Operation Date and recorded in FERC Account No. 107 – Construction Work in Progress (including costs incurred before the Effective Date that are included in such account, but excluding costs associated with the drafting and negotiation of this Agreement) and (b) recoverable under the Formula Rate in accordance with Article 8.

"Construction Loan Agreement" means an agreement by and between Owner, as borrower thereunder, and Hydro-Québec Lender, pursuant to which Hydro-Québec Lender shall finance a portion of the Project Costs with loans to Owner on a senior secured basis.  Loans under the Construction Loan Agreement, together with contributions to the equity capital of Owner, shall fund all Project Costs in a manner consistent with Owner's obligations under Section 5.6 and Section 8.3(a).

"Construction Phase" means the period commencing forty-six (46) days after the issuance of the FERC Order and ending on the day immediately preceding the Commercial Operation Date or upon the earlier termination of this Agreement pursuant to its terms (regardless of whether or not any such day is a Business Day).

"Construction Progress Report" has the meaning provided in Section 5.2.4(b).

"Contract Capacity" means (a) 1,200 MW or (b) such lesser amount as may be established by the Commissioning of the Northern Pass Transmission Line, in each case, as measured at the Delivery Point.

"Contract Year" means each calendar year during the Term, except that (a) the first Contract Year shall commence on the Commercial Operation Date and terminate on the following December 31st and (b) the final Contract Year shall terminate at the end of the Term.

"Control" (including its correlative meanings "Controlled by" and "under common Control with") means, with respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the specified Person,

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whether through ownership of voting securities or partnership or other ownership interests, by contract or Applicable Law or otherwise.  Notwithstanding anything herein to the contrary, each of Northeast Utilities and NSTAR shall be deemed to "Control" Owner for purposes of this Agreement.

"Contractor" means Hydro-Québec Contractor or any other Person that agrees to provide engineering, procurement or construction services with respect to the Northern Pass Transmission Line pursuant to a Construction Contract.

"Cost-of-Service Estimate" means a non-binding statement that sets forth in reasonable detail a good faith estimate of the Revenue Requirement for the first full year during the Operation Phase calculated in accordance with the Formula Rate and applicable FERC rules and regulations.

"Critical Energy Infrastructure Information" means any information defined as Critical Energy Infrastructure Information by FERC pursuant to 18 C.F.R. § 388.113, and shall include all Critical Infrastructure Protection (CIP) standards (CIP-002 through CIP-009) established by NERC.

"DC" has the meaning provided in the recitals to this Agreement.

"Decommissioning" means the performance of the work required to (a) retire the Northern Pass Transmission Line and dismantle the materials, equipment and structures comprising the Northern Pass Transmission Line and (b) restore and rehabilitate any land affected by the construction or dismantlement of the Northern Pass Transmission Line, in each case, as required by Applicable Law.

"Decommissioning Costs" means, collectively, any costs and expenses that are incurred by Owner to Decommission the Northern Pass Transmission Line in accordance with this Agreement.

"Decommissioning Estimate" has the meaning provided in Section 9.3.3(c).

"Decommissioning Fund" has the meaning provided in Section 9.3.3(b).

"Decommissioning Liquidated Damages" has the meaning provided in the Purchaser Guaranty.

"Decommissioning Payment Date" has the meaning provided in Section 9.3.3(c).

"Decommissioning Payment Formula " means the following formula:

c
[(1 + c)[60] – 1]

Where:

c is the reasonably expected monthly rate of return on amounts deposited into the Decommissioning Fund (expressed as a percentage).

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"Decommissioning Payment Period" has the meaning provided in Section 9.3.3(a).

"Decommissioning Plan" has the meaning provided in Section 9.3.2(a).

"Delivery Point" means the southern terminus of the Northern Pass Transmission Line at the Deerfield substation in the State of New Hampshire, as illustrated in Attachment A.  This definition may be subject to change in accordance with Section 8.6(g)(i).

"Design Capability" means the maximum amount of electric power that the materials, equipment and structures comprising the HVDC Transmission Project will be designed to transfer bidirectionally in a safe and reliable manner, which amount shall be sufficient to permit the north-to-south delivery of not less than 1,200 MW of electrical energy at the Delivery Point.

"Design Materials" means, collectively, any engineering or technical study, project design, report, analysis, compilation, regulatory filing or other similar data or document prepared by Owner, any Affiliate of Owner or any third-party contractor in connection with the Northern Pass Transmission Line, other than any privileged communications or proprietary intellectual property rights.

"Determined Cap" means the amount determined in accordance with Section 17.1.1 from time to time.

"Development Phase" means the period commencing on January 1, 2009 and ending on the day immediately preceding the commencement of the Construction Phase or upon the earlier termination of this Agreement pursuant to its terms (regardless of whether or not any such day is a Business Day).

"Dispute" means any dispute, controversy or claim of any kind whatsoever arising out of or relating to this Agreement, including the interpretation of the terms hereof or any Applicable Law that affects this Agreement, or the transactions contemplated hereunder, or the breach, termination or validity thereof.

"Dispute Notice" has the meaning provided in Section 18.1(a).

"Distribution Date" means the date on which funds are initially distributed by Hydro-Québec Lender under the Construction Loan Agreement.

"Effective Date" has the meaning provided in Section 3.1.

"EPC Costs" means, collectively, any costs and expenses for which Owner is liable pursuant to any Construction Contract, other than costs and expenses for which Purchaser shall have agreed in writing to reimburse to Owner in the event this Agreement is terminated under Section 3.3.3.  For the avoidance of doubt, "EPC Costs" shall include any penalties, damages, fees or other amounts that Owner is required to pay as a result of the termination of any Construction Contract, other than penalties, damages, fees or other amounts for which Purchaser shall have agreed in writing to reimburse to Owner in the event this Agreement is terminated under Section 3.3.3.

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"Estimated Wind-Down Costs" means the aggregate amounts described in clause (c) of the definition of "Owner's Costs" that reasonably would be expected to be incurred by Owner upon an early termination of this Agreement, subject to the exclusions to such definition.

"Excluded Claims" means any (a) claims of any Affiliate of Purchaser arising under the TransÉnergie OATT, (b) claims of any Persons residing in, or arising from events in, the Province of Québec (other than claims of any Persons residing in the Province of Québec that arise out of physical injuries suffered in the U.S.) and (c) claims arising out of a contract between Purchaser and any third party.

"Excused Outages" has the meaning provided in Section 7.3(a).

"Execution Date" has the meaning provided in the preamble to this Agreement.

"Existing Guaranty" has the meaning provided in Section 17.1.1(e).

"Expert Arbitration" has the meaning provided in Section 18.3.1(b).

"Expert Arbitrator" means a natural person who (a) is neutral and impartial, (b) has knowledge and expertise in the electric power industry, (c) has not had any commercial relationship with any Party or an Affiliate of a Party (whether as an employee, contractor or otherwise) for at least five (5) years before being appointed an arbitrator hereunder and (d) is fluent in the English language.  A natural person shall not qualify as an "Expert Arbitrator" if his or her spouse, children, parents or siblings (x) has a financial interest in the outcome of any Dispute or (y) does not satisfy the criteria described in the foregoing clause (c).

"Expert Arbitrator Candidates" has the meaning provided in Section 18.3.1(a).

"Export Authorizations" means one or more Export Authorizations issued by the U.S. Department of Energy as required for the exportation of electric power into Canada.

"Extended Outage" has the meaning provided in Section 16.4(a).

"Extraordinary CapEx" means, collectively, any capital improvements and projected upgrades, replacements and repairs to the Northern Pass Transmission Line that are (a) required to maintain the Northern Pass Transmission Line in accordance with Good Utility Practice in order to provide Firm Transmission Service and (b) not set forth in the Capital Plan for the applicable period.

"Extraordinary CapEx Costs" means, collectively, all direct and indirect costs and expenses that are (a) incurred by Owner in connection with Extraordinary CapEx and (b) recoverable under the Formula Rate in accordance with Article 8.

"Extraordinary CapEx Plan" has the meaning provided in Section 6.6(a).

"Facilities Agreement" has the meaning provided in Section 8.5(a).

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"Federal Power Act" means the United States Federal Power Act of 1935, as amended, 16 U.S.C. § 791a et seq.

"FERC" means the Federal Energy Regulatory Commission, or any successor regulatory agency that administers the Federal Power Act.

"FERC Amendment" has the meaning provided in Section 2.2(b)(i).

"FERC Authorization" means, collectively, any FERC order authorizing Owner to provide Firm Transmission Service and Additional Transmission Service, including the FERC Order and any authorization from FERC with respect to the Transmission Operating Agreement, Interconnection Agreements or Facilities Agreements.

"FERC Order" has the meaning provided in Section 2.2(a)(i).

"FERC's Uniform System of Accounts" means 18 C.F.R. Part 101 (2009).

"Financial Transmission Rights" means Financial Transmission Rights, as defined in the ISO-NE Tariff.

"Financing Parties" means, collectively, Hydro-Québec Lender, the Term Loan Lender and any Additional Lender.

"Firm Transmission Service" has the meaning provided in Section 7.1.1.

"Force Majeure" has the meaning provided in Section 16.1(a).

"Formula Rate" means the formula set forth in Attachment B, which formula shall be used to calculate the Transmission Service Payments in accordance with the provisions hereof.

"Good Utility Practice" means those design, construction, operation, maintenance, repair, removal and disposal practices, methods, and acts that are engaged in by a significant portion of the electric transmission industry in the United States during the relevant time period, or any other practices, methods or acts that, in the exercise of reasonable judgment in light of the facts known at the time a decision is made, could have been expected to accomplish a desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition.  Good Utility Practice is not intended to be the optimum practice, method, or act to the exclusion of others, but rather to be a spectrum of acceptable practices, methods, or acts generally accepted in such electric transmission industry for the design, construction, operation, maintenance, repair, removal and disposal of electric transmission facilities in the United States.  Good Utility Practice shall not be determined after the fact in light of the results achieved by the practices, methods, or acts undertaken but rather shall be determined based upon the consistency of (a) the practices, methods, or acts when undertaken with (b) the standard set forth in the first two (2) sentences of this definition at such time.

"Governmental Approval" means (a) any authorization, consent, approval, license, lease, ruling, permit, tariff, rate, certification, waiver, exemption, filing, variance, claim, order,

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judgment, or decree of, by or with, (b) any required notice to, (c) any declaration of or with, or (d) any registration by or with, any Governmental Authority, including any FERC Authorization.

"Governmental Authority" means any government or agency or other political subdivision thereof, including any province, state or municipality, or any other governmental, quasi-governmental, judicial, executive, legislative, administrative, regulatory, public or statutory instrumentality, authority, body, agency, commission, department, board, bureau or entity exercising judicial, executive, legislative, administrative or regulatory functions, any court or arbitrator with authority to bind a party at law, and shall include, to the extent exercising powers delegated by any Governmental Authority acting under Applicable Law, NERC and ISO-NE.

"Hourly Availability" means, with respect to any hour, the availability of the Northern Pass Transmission Line, which shall equal the (a) the Total Transfer Capability for such hour, divided by (b) the Contract Capacity, expressed as a percentage; provided, however, that, for any hour, the availability of the Northern Pass Transmission Line shall not exceed one hundred percent (100%).

"HQP" has the meaning provided in the recitals to this Agreement.

"HVDC" has the meaning provided in the recitals to this Agreement.

"HVDC Line" has the meaning provided in the recitals to this Agreement.

"HVDC Transmission Project" means, collectively, (a) the Québec Line and (b) the Northern Pass Transmission Line.

"Hydro-Québec" means Hydro-Québec, a body politic and corporate, duly incorporated and regulated by the Hydro-Québec Act (R.S.Q., Chapter H-5).  As of the Execution Date, Hydro-Québec has four divisions:  HQP, TransÉnergie, Hydro-Québec Distribution and Hydro-Québec Équipment.

"Hydro-Québec Contractor" means one or more Affiliates of Purchaser that agree to provide engineering, procurement or construction services with respect to the Northern Pass Transmission Line pursuant to a Construction Contract.

"Hydro-Québec Lender" means Hydro-Québec acting in its capacity as lender under the Construction Loan Agreement.

"Hydro-Québec System" means, collectively, (a) certain generating stations, located in the Province of Québec and owned and operated by Hydro-Québec or its subsidiaries, that produce electric power, which consists predominantly of low-carbon and renewable hydroelectricity, (b) hydroelectric power produced by certain independent power producers, which power Hydro-Québec or its subsidiaries has contractual rights to purchase and resell, and (c) other power purchased by Hydro-Québec or its subsidiaries from third parties for resale.

"ICC" has the meaning provided in Section 18.3.1(c).

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"Immunities Act" mean the United States Foreign Sovereign Immunities Act of 1976, 28 U.S.C. § 1602 et seq.

"Impasse" has the meaning provided in Section 13.9.

"Income Tax" means any tax imposed on net income by any Governmental Authority.

"Indemnification Notice" has the meaning provided in Section 21.3.

"Indemnified Party" has the meaning provided in Section 21.3.

"Indemnifying Party" has the meaning provided in Section 21.3.

"Initial Allowance" means the amount, expressed in megawatt-hours, equal to (a) the Contract Capacity, multiplied by (b) 720.

"Insolvency Event" means, with respect to a Person, such Person (a) becomes "insolvent," as defined in the Bankruptcy Code, or otherwise becomes bankrupt or insolvent under any Insolvency Laws, (b) has a liquidator, administrator, receiver, custodian, trustee, conservator or similar official appointed with respect to such Person or any material portion of such Person's assets or such Person consents to such appointment, or a foreclosure action is instituted with respect to any material portion of such Person's assets, (c) files a voluntary petition or otherwise authorizes or commences a proceeding or cause of action under the Bankruptcy Code or Insolvency Laws, (d) has an involuntary petition filed against it or acquiesces in the commencement of a proceeding or cause of action as the subject debtor under the Bankruptcy Code or Insolvency Laws, which petition is not dismissed within thirty (30) days after the filing thereof or results in the issuance of an order for relief against such Person, (e) makes or consents to an assignment of its assets in whole or in part, or any general arrangement for the benefit of creditors, or a common law composition of creditors, or (f) generally is unable to pay its debts as they fall due, or admits in writing to such inability.

"Insolvency Laws" means any bankruptcy, insolvency, reorganization or similar laws of the U.S., Canada, or other Governmental Authority, as applicable, other than the Bankruptcy Code.

"Interconnection Agreements" means, collectively, (a) an agreement by and among Owner, TransÉnergie and ISO-NE that sets forth such parties' respective rights and obligations following the interconnection at the U.S. Border of the Northern Pass Transmission Line with the Québec Line and (b) an agreement by and among Owner, PSNH and ISO-NE that sets forth such parties' respective rights and obligations following the interconnection at the Delivery Point of the Northern Pass Transmission Line with certain transmission facilities owned by PSNH.  The Interconnection Agreements shall address cost responsibilities and shall include provisions, both technical and otherwise, for safe and reliable interconnected operations of the HVDC Transmission Project following Commercial Operation (including use of the HVDC Transmission Project for the delivery of electric power in emergency circumstances).

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"Invoice" means, with respect to a calendar month, an invoice that sets forth the amounts owed to Owner by Purchaser with respect to such month in reasonable detail to evidence the basis for individual billings and charges.

"ISO-NE" means ISO New England Inc., or its successor organization.

"ISO-NE Approval" means approval by ISO-NE to operate the Northern Pass Transmission Line at 1,200 MW.

"ISO-NE Definitions Manual" means the ISO New England Manual for Definitions and Abbreviations, Manual M-35, as in effect from time to time.

"ISO-NE Rules" means the ISO-NE Tariff and all ISO-NE manuals, rules, procedures, agreements or other documents relating to the reliable operation of the electric system in New England and the purchase and sale of electrical energy, electrical capacity and ancillary services, as such govern market participants with respect thereto in the operating jurisdiction of ISO-NE, as in effect from time to time, including the ISO-NE Definitions Manual; provided that such documents are publicly accessible.

"ISO-NE Tariff" means the ISO New England Inc. Transmission, Markets and Services Tariff, FERC Electric Tariff No. 3, as in effect from time to time, on file with FERC, or its successor tariff.

"kV" means kilovolt.

"Letter Agreement" means that certain Letter Agreement for Recovery of Northern Pass Transmission Line Project Development Costs, of even date herewith, a copy of which is attached hereto as Attachment G and made a part hereof.

"Levelized Monthly Decommissioning Payment" has the meaning provided in Section 9.3.1(b).

"LIBOR" means the British Bankers' Association Interest Settlement Rate per annum for deposits in U.S. Dollars (for a term comparable to the interest period selected by Owner in accordance with the Loan Documents for the applicable Additional Financing described in clause (a)(i)(B) of the definition thereof), appearing on the display designated as Page 3750 on the Dow Jones Markets Service (or such other page on that service or such other service designated by the British Bankers' Association for the display of such Association's Interest Settlement Rates for U.S. Dollar deposits) as of 11:00 a.m. (London, England time) or if such Page 3750 is unavailable for any reason, the rate that appears on the Reuters Screen ISDA Page as of such date and such time.

"Loan Agreements" means, collectively, (a) the Construction Loan Agreement, (b) the Term Loan Agreement and (c) the loan and credit agreements entered into by Owner with respect to any Additional Financing.

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"Loan Documents" means the Loan Agreements and the other instruments and documents evidencing or securing the obligations of Owner to the Financing Parties under the Loan Agreements.

"Loss Occurrence" means any material loss of, destruction of or damage to, or any condemnation of, the Northern Pass Transmission Line due to an event of Force Majeure.

"Maintenance Plan" means an annual plan for the management, operation and ordinary maintenance of the Northern Pass Transmission Line, which plan shall include a description of the scope and nature of the planned operating and maintenance programs and planned and preventive maintenance procedures for the Northern Pass Transmission Line, the scheduled maintenance and other planned outages of the Northern Pass Transmission Line, and a budget itemized on a monthly basis for the same, which budget shall include all projected O&M Costs projected to be incurred with respect to the foregoing activities.

"Management Committee" has the meaning provided in Section 13.1.

"Manager" has the meaning provided in Section 13.2(a).

"Market Products" means, collectively, all products (however entitled and whether existing now or in the future) that (a) are recognized under ISO-NE Rules, (b) derive from the acquisition of transmission service over the Northern Pass Transmission Line under this Agreement, and (c) can be sold for consideration or otherwise have economic value, including electrical energy, electrical capacity and ancillary services, including reserve products (including spinning and non-spinning reserves).

"Material Adverse Effect" means, with respect to a Party, a material adverse effect on the ability of such Party to perform any of its obligations under this Agreement.

"Membership Pledges" has the meaning provided in Section 17.2.1.

"Minimum Average Availability" means seventy-five percent (75%) of the Contract Capacity.

"Multiyear Outlook" has the meaning provided in Section 6.3(a).

"MW" means megawatt.

"MWh" means megawatt-hour.

"Necessary Administrative Functions" has the meaning provided in Section 10.3(c)(i).

"NEPOOL" means the New England Power Pool and the entities that collectively participate in the New England Power Pool.

"NERC" means the North American Electric Reliability Corporation, or its successor organization.

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"Net Decommissioning Costs" means Decommissioning Costs, less any Salvage Proceeds; provided, however, that if the Salvage Proceeds exceed the Decommissioning Costs, then the Net Decommissioning Costs shall equal Zero Dollars ($0).

"Net Present Value of Owner's Equity Return" means the amount obtained by discounting the ROE portion of all remaining Transmission Service Payments that would have been recoverable under this Agreement absent the termination thereof using the ROE (as established pursuant to Section 8.4(b)) in effect as of the applicable termination date, which amount shall be calculated in accordance with customary financial practice and at a discount factor equal to the Base ROE in effect as of the applicable termination date.

"New England" means, collectively, the State of Maine, State of New Hampshire, State of Vermont, Commonwealth of Massachusetts, State of Rhode Island and State of Connecticut.

"New England Transmission System" means New England Transmission System, as defined in the ISO-NE Tariff.

"Non-Excused Outage" has the meaning provided in Section 7.4.1.

"Northeast Utilities" means Northeast Utilities, a public utility holding company organized and existing as a voluntary trust under the laws of the Commonwealth of Massachusetts.

"Northern Pass Transmission Line" has the meaning provided in the recitals to this Agreement.  This definition may be subject to change in accordance with Section 8.6(g)(ii).

"NPCC" means the Northeast Power Coordinating Council, Inc., or its successor organization.

"NPCC Approval" means approval by NPCC to operate the Northern Pass Transmission Line at 1,200 MW.

"NSTAR" means NSTAR, a public utility holding company organized and existing as a voluntary association under the laws of the Commonwealth of Massachusetts.

"O&M Costs" means, collectively, all direct and indirect costs and expenses that are (a) incurred by Owner during the Operation Phase in connection with the operation and maintenance of the Northern Pass Transmission Line (excluding Decommissioning Costs) and (b) recoverable under the Formula Rate in accordance with Article 8.

"OASIS Administrator" has the meaning provided in Section 10.3(c).

"OASIS Provider" has the meaning provided in Section 10.3(a).

"OATT Payments" has the meaning provided in Section 4.3.1(b)(i).

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"Operation Phase" means the period commencing on the Commercial Operation Date and ending upon the expiration of the Term or earlier termination of this Agreement pursuant to its terms (regardless of whether or not any such day is a Business Day).

"Operational Approvals" means, collectively, (a) the ISO-NE Approval and (b) the NPCC Approval.

"Other Regulatory Event" means a determination by Purchaser, including a reasonable basis for such determination, that one or more Operational Approvals (a) is reasonably unlikely to be obtained by the Third Anniversary or (b) contains or is reasonably likely to contain modifications or conditions that are reasonably unacceptable to Purchaser or its Affiliates.

"Other Transmission Rights" means collectively, any Financial Transmission Rights (or any similar concept), auction revenue rights or other financial or physical transmission rights, in each case, whether existing now or in the future, associated with the Northern Pass Transmission Line or AC Upgrades.

"Outstanding Claim" has the meaning provided in Section 17.1.1(e).

"Owner" has the meaning provided in the preamble to this Agreement.

"Owner Approvals" means, collectively, (a) the Construction Authorizations and (b) those other Governmental Approvals and Third Party Consents, in each case, that are required to develop, construct, own and operate the Northern Pass Transmission Line, other than the Operational Approvals, all as set forth in Attachment C.

"Owner Default" has the meaning provided in Section 15.2.

"Owner Delay" has the meaning provided in Section 4.3.1(a).

"Owner Guaranty" has the meaning provided in Section 17.1.2(a), as in effect from time to time.

"Owner Indemnified Party" has the meaning provided in Section 21.1.

"Owner Retained Property" means, collectively, (a) all fee simple and other interests in real property (including rights-of-way, other easements and leasehold interests in real property), (b) proprietary intellectual property and (c) other intangible property (including development rights), in each case, associated with the Northern Pass Transmission Line.

"Owner's Costs" means an amount equal to the sum of the following, without duplication, (a) all costs and expenses incurred by Owner before the applicable termination date (whether payable before, on or after such date) that would have been recoverable under this Agreement (including under Section 8.1.4, without altering the otherwise applicable burden of proof set forth in Section 8.1.4(b) for prudency challenges) absent the termination thereof, other than Decommissioning Costs and costs and expenses incurred with respect to any Owner Retained Property, plus (b) the debt component of AFUDC, as accrued on the applicable portion

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of the costs described in the foregoing clause (a) in accordance with Section 8.1.2 and included in the calculation of Rate Base, plus (c) all wind-down costs, penalties, damages, fees and other amounts that Owner is required to pay to third parties as a result of the termination of this Agreement, any Facilities Agreement or any other contract or lease (excluding contracts or leases with respect to Owner Retained Property) entered into in connection with the Northern Pass Transmission Line or the AC Upgrades, including, for the avoidance of doubt, any penalties, damages, fees or other amounts for which Owner is liable under the Loan Agreements as a result of the prepayment of the loans made to Owner thereunder, but excluding any Decommissioning Costs.  In no event shall any penalties, damages, fees or other amounts that Owner is required to pay to its Affiliates qualify as "Owner's Costs" unless Owner is liable for such penalties, damages, fees or amounts pursuant to a transaction or other arrangement that is on terms and conditions at least as favorable to Owner, when taken as a whole, as would have been obtained (at the time entered into) in a comparable arm's-length transaction or arrangement with a Person other than an Affiliate of Owner; provided, however, that, if such transaction or arrangement has been accepted or approved by FERC or any other Governmental Authority that specifically reviews the Affiliate relationship in such transaction or arrangement, then such transaction or arrangement shall be deemed to be a comparable arm's-length transaction or arrangement.  For the avoidance of doubt, the amounts described in the foregoing two (2) sentences shall not include any amounts previously charged to Purchaser and recovered by Owner under the Formula Rate.

"Owner's Costs Plus EAFUDC" means an amount equal to the sum of the following, without duplication, (a) Owner's Costs, plus (b) the equity component of AFUDC, as accrued on the applicable portion of Owner's Costs in accordance with Section 8.1.2 and included in the calculation of Rate Base.  For the avoidance of doubt, the amounts described in the foregoing sentence shall not include any amounts previously charged to Purchaser and recovered by Owner under the Formula Rate.

"Owner's Initial Deadline" has the meaning provided in Section 4.3.1(a).

"Owner's Final Deadline" has the meaning provided in Section 4.3.1(b).

"Panel" has the meaning provided in Section 18.3.1(a).

"Parties" and "Party" have the meanings provided in the preamble to this Agreement.

"Person" means any legal person, including any natural person, domestic or foreign corporation, limited liability company, general or limited partnership, joint venture, association, joint stock company, business trust, estate, trust, enterprise, unincorporated organization, any Governmental Authority, or any other legal or commercial entity.

"Planned CapEx" means, collectively, the planned capital improvements and projected upgrades, replacements and repairs to the Northern Pass Transmission Line.

"Planned CapEx Costs" means, collectively, all direct and indirect costs and expenses that are (a) incurred by Owner in connection with Planned CapEx and (b) recoverable under the Formula Rate in accordance with Article 8.

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"Position Statement" means a statement of a Party's position on a particular matter or issue and a summary of facts and arguments supporting that position.

"Pre-COD Expenses" mean all costs and expenses that are (a) incurred by Owner in connection with the Northern Pass Transmission Line and the AC Upgrades before the Commercial Operation Date and not included in FERC Account No. 107 – Construction Work in Progress (including the AC Upgrade Costs associated with AC Upgrades that are placed-in-service before the Commercial Operation Date and are included in the regulatory asset described in Section 8.1.2(e), but excluding costs and expenses associated with the drafting and negotiation of this Agreement) and (b) recoverable under the Formula Rate in accordance with Article 8.

"Preliminary Monthly Decommissioning Payment" has the meaning provided in Section 9.3.3(a)(i).

"Preliminary Budget and Schedule" has the meaning provided in Section 5.2.1(a).

"Prior Claims" has the meaning provided in Section 17.1.1(e).

"Project Assets" means, collectively, all materials, equipment and structures owned by Owner, excluding the Owner Retained Property.

"Project Budget" means, collectively, (a) a budget consisting of line item estimates of all Project Costs, including reasonable contingency amounts applied to individual line item estimates or to the Project Costs as a whole, and (b) a budget of estimated AC Upgrade Costs projected to be incurred before the Commercial Operation Date in such detail as can reasonably be obtained by Owner from the AC Upgrade Owners, recognizing that one or more Project Budgets will be completed and delivered before the date on which the AC Upgrades are formally identified under this Agreement.

"Project Costs" means, collectively, (a) the Construction Costs, and (b) the Pre-COD Expenses.

"Project Debt" means Owner's debt to finance the costs and expenses incurred by Owner in connection with the Northern Pass Transmission Line under (a) the Construction Loan Agreement, (b) the Term Loan Agreement and (c) the loan and credit agreements entered into by Owner with respect to any Additional Financing, the aggregate amount of which debt shall be consistent with Owner's obligations under Section 5.6 and Section 8.3(a).

"Project Debt Obligations" means all obligations of every nature of Owner from time to time owed to any Financing Party under the Loan Documents, whether for principal, interest or payments for early termination of interest rate hedging agreements, fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing.  Notwithstanding the foregoing, unless otherwise agreed in writing by Purchaser, if the outstanding principal amount of the Project Debt Obligations (together with the face amount of letters of credit and the amount of unfunded commitments under the Loan Documents) is in excess of the principal amount of Project Debt that Owner is permitted to incur consistent with its obligations under Section 5.6 and Section 8.3(a), then Project Debt Obligations shall include only (a) that portion of the principal amount of Project Debt that Owner is so permitted to incur consistent with its

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obligations under Section 5.6 and Section 8.3(a), plus (b) interest, fees and reimbursement obligations in respect of such portion of such principal amount, plus (c) any other principal consisting of capitalization or funding of such interest, fees or reimbursement obligations.

"Project Schedule" means a schedule setting forth the proposed engineering, procurement, construction and testing milestone schedule for (a) the Northern Pass Transmission Line based upon the Construction Contracts and (b) the AC Upgrades based upon such information as can reasonably be obtained by Owner from the AC Upgrade Owners, recognizing that one or more Project Schedules will be completed and delivered before the date on which the AC Upgrades are formally identified under this Agreement.

"PSNH" means Public Service Company of New Hampshire, a corporation organized and existing under the laws of the State of New Hampshire.

"PTF" has the meaning provided in Section 8.6(b).

"Purchaser" has the meaning provided in the preamble to this Agreement.

"Purchaser Default" has the meaning provided in Section 15.1.

"Purchaser Guaranty" has the meaning provided in Section 17.1.1(a), and includes any Purchaser Guaranty reissued in accordance with Section 17.1.1(g) or Section 17.1.1(i).

"Purchaser Indemnified Party" has the meaning provided in Section 21.2.

"Purchaser Mortgage" has the meaning provided in Section 17.2.1.

"Purchaser's Deadline" has the meaning provided in Section 4.3.2(b).

"Purchaser's Decommissioning Balance" has the meaning provided in Section 9.3.4.

"Purchaser's Lien" has the meaning provided in Section 17.2.1.

"Purchaser's Security Documents" has the meaning provided in Section 17.2.1.

"Québec Damages" has the meaning provided in Section 7.4.2.

"Québec Line" has the meaning provided in the recitals to this Agreement.

"Rate Base" has the meaning provided in Section III.A. of Attachment B.

"Rate Base Calculation" has the meaning provided in Section 16.3(c)(i).

"Real Power Losses" means energy consumed by the electrical impedance characteristics of the Northern Pass Transmission Line.

"Reconstruction Costs" means, with respect to a Loss Occurrence, collectively, all costs and expenses that are (a) incurred by Owner to reconstruct or otherwise repair the Northern

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Pass Transmission Line following such Loss Occurrence, net of insurance proceeds and other amounts received by Owner in connection therewith (excluding any proceeds of any liability insurance policy or any insurance proceeds or other amounts payable to any Financing Party, unless such amounts payable are permitted under the applicable Loan Documents to be applied to such Loss Occurrence), and (b) recoverable under the Formula Rate in accordance with Article 8.

"Reconstruction Plan" has the meaning provided in Section 16.3(c)(i).

"Recovery" has the meaning provided in Section 21.6.

"Redetermination Certificate" has the meaning provided in Section 17.1.1(f).

"Redetermination Date" means (a) during the Construction Phase, (i) the first day of the first calendar month following the delivery of the first Construction Budget and Schedule delivered to the Management Committee under Section 5.2.2, and (ii) each anniversary of such date thereafter until the date immediately preceding the Commercial Operation Date, and (b) during the Operation Phase, (i) the Commercial Operation Date, (ii) the first day of the third Contract Year after the Commercial Operation Date, and (iii) the first day of each third Contract Year thereafter.

"Regional Rates" means the rates for Regional Transmission Service.

"Regional Transmission Service" means Regional Transmission Service, as defined in and provided under the ISO-NE Tariff.

"Replacement Transmission Cost" means, with respect to each hour of a period of time during a Non-Excused Outage, the amount equal to (a)(i) the positive difference, if any, between (A) the price per MWh that Purchaser paid for replacement transmission service acquired by Purchaser during such hour to New England from the international border between the Province of Québec and the United States and (B) the price per MWh that Purchaser would have paid under this Agreement based upon the full Transmission Service Payment due for such period, multiplied by (ii) the amount of transmission capacity (expressed in MW) that Purchaser acquired for such hour (capped at the amount of unavailable transmission capacity during such hour resulting from a Non-Excused Outage), plus (b) any reasonable transaction costs incurred by Purchaser in connection with the foregoing purchase.

"Revenue Requirement" means the annual transmission revenue requirement of Owner, as determined in accordance with the Formula Rate.

"ROE" has the meaning provided in Section 8.4(a).

"Rules" has the meaning provided in Section 18.3.2(a).

"Salvage Proceeds" has the meaning provided in Section 9.3.5(b)(ii).

"Satisfying Amount" has the meaning provided in Section 17.1.1(e).

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"Scheduling Rules" has the meaning provided in Section 7.1.4.

"Security Agreement" has the meaning provided in Section 17.2.1.

"Settlement Amount" means an amount equal to the sum of the following, (a) Owner's Costs Plus EAFUDC, plus (b) an amount equal to the greater of (i)(A) the sum of all Project Costs incurred before the applicable termination date (whether payable before or after such termination date) that would have been recoverable under this Agreement absent the termination thereof, multiplied by (B) one-tenth (0.10) and (ii) Twenty Million Dollars ($20,000,000).

"Stated Cap" means the amount set forth in Section 1(a)(i) of the Purchaser Guaranty, as in effect from time to time.

"Subordination Agreement" has the meaning provided in Section 17.2.2.

"Subsequent Use" has the meaning provided in Section 9.2.

"Target Date" means the date that coincides with the guaranteed substantial completion date as established under the principal Construction Contract, which date is preliminarily expected to be in 2015.

"Taxes" means, collectively, all categories of taxes identified as recoverable under the Formula Rate.

"Technical Dispute" has the meaning provided in Section 18.3.1(b).

"Technical Dispute Notice" has the meaning provided in Section 18.3.1(b).

"Term" has the meaning provided in Section 3.2.

"Term Financing" means a financing evidenced by a Term Loan Agreement.

"Term Financing Parameters" means parameters established by the Management Committee for the terms and conditions of a Term Financing in accordance with Section 5.1.2(e).

"Term Financing Procedures" has the meaning provided in Section 5.1.2(e)(i).

"Term Loan Agreement" means the loan and credit agreements entered into by Owner with respect to any refinancing of the Construction Loan Agreement or any subsequent refinancing of the loans made under such loan and credit agreements.  Loans under the Term Loan Agreement shall fund such refinancing in a manner consistent with Owner's obligations under Section 5.6 and Section 8.3(a).

"Term Loan Lender" means, collectively, any Person that commits to provide loans to Owner under the Term Loan Agreement.

"Termination Payment" means an amount equal to the sum of the following, without duplication, (a) Owner's Costs Plus EAFUDC, plus (b) the Net Present Value of Owner's

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Equity Return as of the applicable termination date.  For the avoidance of doubt, the amounts described in the foregoing sentence shall not include any amounts previously charged to Purchaser and recovered by Owner under the Formula Rate.

"Third Anniversary" means the third (3rd) anniversary of the Effective Date.

"Third Party Claim" has the meaning provided in Section 21.3.

"Third Party Consent" means any Consent of a Person other than a Governmental Authority.

"Third Party Rehearing Request" means any request by a third party for rehearing of the FERC Order.

"Total Transfer Capability" means the Total Transfer Capability of the Northern Pass Transmission Line, as defined in, and established in accordance with, the ISO-NE Tariff and determined by ISO-NE for each hour.

"TransÉnergie" has the meaning provided in the recitals to this Agreement.

"TransÉnergie OATT" means the Hydro-Québec Open Access Transmission Tariff, as amended or accepted by the Régie de l'énergie from time to time.

"Transfer" has the meaning provided in Section 23.1(a).

"Transmission Operating Agreement" means an agreement entered into by and between Owner and ISO-NE for transmission operating services over the Northern Pass Transmission Line under which operating control (as defined in such agreement) of the Northern Pass Transmission Line is transferred from Owner to ISO-NE.

"Transmission Operator" means ISO-NE acting in its capacity pursuant to the Transmission Operating Agreement.

"Transmission Service Payment" has the meaning provided in Section 8.1.2(b).

"Unfavorable FERC Decision" has the meaning provided in Section 2.2(a)(ii).

"United States" or "U.S." means the United States of America.

"U.S. Border" means the location on or near the international border between the State of New Hampshire and the Province of Québec where the HVDC Line and the Québec Line interconnect.

"U.S. Regulatory Event" means a determination by Owner, including a reasonable basis for such determination, that (a) one or more Construction Authorizations (i) is reasonably unlikely to be obtained by the Third Anniversary despite the use of commercially reasonable efforts by Owner and its Affiliates or (ii) contains or is reasonably likely to contain modifications or conditions that are reasonably unacceptable to Owner or one or more of its Affiliates or (b) the

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continuation by Owner or one or more of its Affiliates of the regulatory or other processes required to obtain one or more Construction Authorizations would be reasonably likely to have a material adverse effect on the business, operations or financial condition of Owner or one or more of its Affiliates.

Section 1.2.

Interpretation.  In this Agreement, unless the context otherwise requires, the following rules shall apply to the usage of terms:

Section 1.2.1.

Singular; Plural; Gender; Corollary Meaning.  The singular shall include the plural and vice versa, and any pronoun shall include the corresponding masculine, feminine and neuter forms.  If a term is defined as one part of speech (such as a noun), then it shall have a corresponding meaning when used as another part of speech (such as a verb).

Section 1.2.2.

Coordinating Conjunctions.  The word "or" shall have the inclusive meaning represented by the phrase "and/or."

Section 1.2.3.

Self Reference.  The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement shall, unless otherwise expressly specified, refer to this Agreement as a whole and not to any particular provision of this Agreement.

Section 1.2.4.

Inclusive References.  The words "include," "includes" and "including" when used in this Agreement shall be deemed to be followed by "without limitation" or "but not limited to," whether or not they are in fact followed by such words or words of like import.

Section 1.2.5.

Incorporation by Reference.  Any reference in this Agreement to an "Article," "Section" or other subdivision or to an "Attachment" or other schedule or attachment shall be references to an article, section or other subdivision of, or to a schedule or attachment to, this Agreement, unless otherwise stated, and all such Articles, Sections, and Attachments are incorporated into this Agreement by reference (all of which comprise part of one and the same agreement with equal force and effect).  In the event of any conflict or other inconsistency between the main body of this Agreement and any attachment or schedule to this Agreement, the provisions of the main body of this Agreement shall prevail.

Section 1.2.6.

Subsequent Acts.  Any references in this Agreement to any statute shall be deemed to refer to such statute, as amended or replaced from time to time, including by succession of comparable successor statute, and all rules and regulations promulgated thereunder.  In the event any index or publication referenced in this Agreement ceases to be published or a concept defined by reference to any such index or publication ceases to exist, each such reference shall be deemed to be a reference to a successor or alternate index, publication or concept reasonably agreed to by the Parties.  Unless specified otherwise, a reference to a given agreement or instrument, and all schedules and attachments thereto, shall be a reference to that agreement or instrument as modified, amended, supplemented and restated, and as in effect from time to time.

Section 1.2.7.

Inclusive of Permitted Successors.  Unless otherwise expressly stated, references to any Person also include its permitted successors and assigns.

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Section 1.2.8.

Time Computation.  In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

Section 1.2.9.

Business Days.  Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.  Whenever any action must be taken under this Agreement on or by a day that is not a Business Day, such action may be validly taken on or by the next day that is a Business Day, and in the case of payments (including refunds of payments), no interest shall accrue on the amount due; provided that such payment is made in full on the next day that is a Business Day.

Section 1.2.10.

Regulatory Approvals.  Any Governmental Approval shall be deemed to be received upon issuance, even if such Governmental Approval is subject to appeal or rehearing.

Section 1.2.11.

Currency.  All references to prices, values or monetary amounts referred to in this Agreement shall be paid in United States currency, unless expressly provided otherwise.

ARTICLE 2

REGULATORY FILINGS AND REQUIRED APPROVALS

Section 2.1.

FERC Filing.

(a)

As soon as practicable after the Execution Date, but in no event later than sixty (60) days thereafter, Owner shall file this Agreement with FERC pursuant to Section 205 of the Federal Power Act and 18 C.F.R. Part 35.  Such filing shall include waiver requests for the Effective Date to occur sixty-one (61) days after the date of such filing, which Effective Date may be more than one hundred twenty (120) days before the Commercial Operation Date.

(b)

Owner shall consult with Purchaser as to the appropriate time of such filing.  The Parties shall respond promptly to any requests for additional information made by FERC in connection with such filing.

(c)

Upon the filing of this Agreement pursuant to Section 2.1(a), Purchaser shall support the approval or acceptance of this Agreement by FERC without modification or condition.

Section 2.2.

Modifications to FERC Order.

(a)

In the event (i) FERC issues an order accepting or approving this Agreement for filing (the "FERC Order") and (ii) the FERC Order contains modifications or conditions that are unacceptable to a Party, in its sole discretion (an "Unfavorable FERC Decision"), such Party shall deliver a written notice to the other Party

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specifying the unacceptable modifications or conditions, which notice shall be delivered within five (5) Business Days following the issuance of the Unfavorable FERC Decision.

(b)

In the event of an Unfavorable FERC Decision, the following provisions shall apply:

(i)

The Parties may agree upon amendments to this Agreement (the "FERC Amendment") that achieve, as nearly as practicable, the commercial intent of this Agreement as of the Execution Date in a manner consistent with the Unfavorable FERC Decision.  The execution and delivery by the Parties of a FERC Amendment shall be without prejudice to either Party's rights under Section 3.3.2.

(ii)

Each Party shall retain the right to request a rehearing of the FERC Order regardless of any negotiations that have occurred or are occurring pursuant to clause (b)(i) above; provided, however, that, in the event the Parties execute a FERC Amendment after one or both of the Parties has filed for rehearing, any such rehearing request shall be withdrawn no later than five (5) Business Days after FERC issues an order accepting or approving the FERC Amendment for filing, if such rehearing request is inconsistent with the terms and conditions of this Agreement, as amended.  Unless otherwise agreed in writing by the Parties, a filing by either Party of a request for rehearing of the FERC Order shall not toll or otherwise modify any date or time period set forth in this Agreement, including, for the avoidance of doubt, the date upon which the Construction Phase shall commence or the period within which a Party may terminate this Agreement under Section 3.3.2.

Section 2.3.

Cooperation.

(a)

In addition to their obligations under Section 2.1, Owner and Purchaser shall, and each Party shall use commercially reasonable efforts to cause its Affiliates to, (i) cooperate with each other to prepare, file and effect any applications, notices, petitions, reports or other filings or documentation required under Applicable Law or otherwise necessary, proper or advisable to consummate the transactions contemplated by this Agreement, (ii) provide updates to the other Party on material developments in connection with any such filings or documentation, (iii) provide any non-privileged information reasonably requested by the other Party in connection with any such filings or documentation, (iv) cooperate with each other to use commercially reasonable efforts to obtain all Governmental Approvals and Third Party Consents that are necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including the FERC Order (without modifications or conditions) and the other Owner Approvals, and (v) provide any support reasonably necessary and requested by the AC Upgrade Owners to obtain the AC Upgrade Approvals.

(b)

Each Party shall consult with the Management Committee with respect to all characterizations of information relating to the other Party, its Affiliates or the transactions contemplated by this Agreement that are proposed to appear in any filings or documentation contemplated by Section 2.1 or Section 2.3(a).  The Management Committee shall promptly provide comments, if any, to the applicable Party on any such characterizations of information.  Each Party shall make a good faith effort to take into account any comments made by the Management Committee.

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Section 2.4.

No Inconsistent Action.  Except as provided in Section 18.2 and Article 20, from and after the Execution Date, the Parties shall not undertake, and shall use commercially reasonable efforts to cause their Affiliates not to undertake, any action before FERC, ISO-NE or any other Governmental Authority that is inconsistent with the terms and conditions of this Agreement, including, for the avoidance of doubt, Section 2.1(c) and Section 7.1.5.

ARTICLE 3

EFFECTIVE DATE; TERM

Section 3.1.

Effective Date.  This Agreement shall become effective and enforceable to the extent permitted by Applicable Law as of the Execution Date.  Notwithstanding the foregoing sentence, this Agreement will become effective as a FERC rate schedule upon the effective date set forth in the FERC Order (the "Effective Date").

Section 3.2.

Term.  The term of this Agreement shall commence on the Execution Date and shall expire on the fortieth (40th) anniversary of the Commercial Operation Date, unless earlier terminated or extended in accordance with the terms hereof (the "Term").

Section 3.3.

Termination Rights.  This Agreement may be terminated in accordance with the ensuing provisions in this Article 3, subject to any required regulatory review, approvals or acceptances, as applicable.  Neither Party shall oppose any termination of this Agreement made in accordance with this Article 3 before FERC or any other Governmental Authority; provided, however, that the foregoing shall not prohibit either Party from challenging or otherwise Disputing whether or not any termination of this Agreement is permitted by this Agreement.

Section 3.3.1.

Mutual Agreement.  This Agreement may be terminated at any time upon written agreement of the Parties.

Section 3.3.2.

For Convenience During the Development Phase.

(a)

Prior to the commencement of the Construction Phase, either Party shall have the right to terminate this Agreement by written notice to the other Party.  This right may be exercised by either Party for any reason, including, for the avoidance of doubt, an Unfavorable FERC Decision, Third Party Rehearing Request, Impasse or other Dispute with respect to the Preliminary Budget and Schedule (or any part thereof) or failure by Owner and Affiliates of Purchaser to execute term sheets for a Construction Contract or the Construction Loan Agreement.

(b)

Except as otherwise provided in Section 3.6, upon termination of this Agreement pursuant to clause (a) above, neither Party shall have any liability to the other Party under this Agreement; provided, however, that, subject to FERC approval, Purchaser shall reimburse Owner for costs and expenses incurred by Owner to the extent provided in, and in accordance with, the Letter Agreement.  The Parties' rights and obligations, following termination of this Agreement pursuant to this Section 3.3.2, with

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respect to the property rights and interests associated with the Northern Pass Transmission Line and the Decommissioning of the Northern Pass Transmission Line are respectively set forth in Section 3.5(a) and Section 9.3.

Section 3.3.3.

U.S. Regulatory Event.

(a)

During the Construction Phase, at any time prior to the fifteenth (15th) day after the receipt by Owner or its Affiliates of all Construction Authorizations, Owner shall have the right to terminate this Agreement upon not less than five (5) days' prior written notice to Purchaser in the event of a U.S. Regulatory Event.

(b)

Upon termination of this Agreement pursuant to clause (a) above, Owner shall have the right to recover from Purchaser, and Purchaser shall pay or reimburse to Owner, Owner's Costs, less EPC Costs (if any); provided, however, that, if (i) this Agreement has been terminated pursuant to clause (a) above and (ii) Owner has failed to comply with the provisions of Section 5.1.2(a)(ii)(A) , then, except as otherwise provided in Section 3.6, neither Party shall have any liability to the other Party under this Agreement.  The Parties' rights and obligations, following termination of this Agreement pursuant to this Section 3.3.3, with respect to the property rights and interests associated with the Northern Pass Transmission Line and the Decommissioning of the Northern Pass Transmission Line are respectively set forth in Section 3.5(a) and Section 9.3.

Section 3.3.4.

Canadian Regulatory Event or Other Regulatory Event.

(a)

During the Construction Phase, at any time prior to the fifteenth (15th) day after the earlier to occur of (i) the receipt by Purchaser or its Affiliates of all Canadian Approvals and the receipt by Owner or an Affiliate of Purchaser of all Operational Approvals and (ii) the Third Anniversary, Purchaser shall have the right to terminate this Agreement upon not less than five (5) days' prior written notice to Owner in the event of a Canadian Regulatory Event or Other Regulatory Event; provided that (A) Purchaser and any of its Affiliates that are responsible for obtaining any Canadian Approval or jointly obtaining the NPCC Approval shall have used commercially reasonable efforts to obtain all of the Canadian Approvals and to jointly obtain the NPCC Approval, in each case, by the Third Anniversary and (B) Purchaser and its Affiliates shall have cooperated with Owner in a manner consistent with Section 2.3 to obtain the ISO-NE Approval by the Third Anniversary.

(b)

Upon termination of this Agreement pursuant to clause (a) above, Owner shall have the right to recover from Purchaser, and Purchaser shall pay or reimburse to Owner, Owner's Costs Plus EAFUDC.  The Parties' rights and obligations, following termination of this Agreement pursuant to this Section 3.3.4, with respect to the property rights and interests associated with the Northern Pass Transmission Line and the Decommissioning of the Northern Pass Transmission Line are respectively set forth in Section 3.5(a) and Section 9.3.

Section 3.3.5.

Failure to Obtain Certain Approvals.

(a)

Unless otherwise agreed in writing by the Parties, this Agreement shall terminate immediately without further action of the Parties in the event any of

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the Construction Authorizations, AC Upgrade Approvals or Operational Approvals has not been obtained by the Third Anniversary.

(b)

From and after the Third Anniversary, at any time prior to the receipt by Purchaser or its Affiliates of all Canadian Approvals, Owner shall have the right to terminate this Agreement upon not less than five (5) days' prior written notice to Purchaser.

(c)

Upon termination of this Agreement pursuant to clause (a) or (b) above, Owner shall have the right to recover from Purchaser, and Purchaser shall pay or reimburse to Owner, Owner's Costs Plus EAFUDC; provided, however, that, if (i) this Agreement has been terminated pursuant to clause (a) above and (ii) Owner has failed to comply with the provisions of Section 5.1.2(a)(ii) , then, except as otherwise provided in Section 3.6, neither Party shall have any liability to the other Party under this Agreement.  The Parties' rights and obligations, following termination of this Agreement pursuant to this Section 3.3.5, with respect to the property rights and interests associated with the Northern Pass Transmission Line and the Decommissioning of the Northern Pass Transmission Line are respectively set forth in Section 3.5(a) and Section 9.3.

Section 3.3.6.

Material Cost Escalation.

(a)

In the event the aggregate amount budgeted for Project Costs, as set forth in a proposed Construction Budget and Schedule delivered to the Management Committee under Section 5.2.2 or Section 16.3(b)(i), exceeds, by more than fifteen percent (15%), the aggregate amount budgeted for Project Costs in the most recently approved Construction Budget and Schedule, or, for the initial Construction Budget and Schedule delivered to the Management Committee under Section 5.2.2, the aggregate amount budgeted for Project Costs in the Preliminary Budget and Schedule, Purchaser shall have the right to terminate this Agreement by written notice to Owner delivered no later than sixty (60) days after the receipt by Purchaser's Manager of such proposed Construction Budget and Schedule.

(b)

In the event the aggregate amount budgeted for Project Costs, as set forth in a proposed Construction Budget and Schedule delivered to the Management Committee under Section 5.2.2 or Section 16.3(b)(i), exceeds, by more than thirty percent (30%), the aggregate amount budgeted for Project Costs in the Preliminary Budget and Schedule, Purchaser shall have the right to terminate this Agreement by written notice to Owner delivered no later than sixty (60) days after the receipt by Purchaser's Manager of such proposed Construction Budget and Schedule.

(c)

Purchaser's failure to exercise either of its termination rights pursuant to this Section 3.3.6, (or Purchaser's failure to exercise either of such rights in a timely manner) shall be without prejudice to Purchaser's right to terminate this Agreement (i) pursuant to clause (a) above in the event any proposed Construction Budget and Schedule subsequently delivered to the Management Committee under Section 5.2.2 or Section 16.3(b)(i) exceeds the most recently approved Construction Budget and Schedule by more than fifteen percent (15%) or (ii) pursuant to clause (b) above in the event any proposed Construction Budget and Schedule subsequently delivered to the Management Committee under Section

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5.2.2 or Section 16.3(b)(i) exceeds both (A) the Preliminary Budget and Schedule by more than thirty percent (30%) and (B) the most recently approved Construction Budget and Schedule by any amount.

(d)

Upon termination of this Agreement pursuant to this Section 3.3.6, Owner shall have the right to recover from Purchaser, and Purchaser shall pay or reimburse to Owner, Owner's Costs Plus EAFUDC.  The Parties' rights and obligations, following termination of this Agreement pursuant to this Section 3.3.6, with respect to the property rights and interests associated with the Northern Pass Transmission Line and the Decommissioning of the Northern Pass Transmission Line are respectively set forth in Section 3.5(a) and Section 9.3.

Section 3.3.7.

Termination of Agreements with Purchaser's Affiliates.

(a)

In the event (i) any Construction Contract with Hydro-Québec Contractor is terminated as a result of any default by Owner of its obligations thereunder (provided that such default was not due to a breach by Hydro-Québec Lender of its funding obligation under the Construction Loan Agreement) or (ii) the Construction Loan Agreement is terminated as a result of any default by Owner of its obligations thereunder (provided that such default was not due to a breach by Hydro-Québec Contractor of any of its obligations under a Construction Contract), Purchaser shall have the right to terminate this Agreement by written notice to Owner as of a date that is not less than ninety (90) days after the date of such notice.

(b)

Except as otherwise provided in Section 3.6, upon termination of this Agreement pursuant to clause (a) above, neither Party shall have any liability to the other Party under this Agreement.  The Parties' rights and obligations, following termination of this Agreement pursuant to this Section 3.3.7, with respect to the property rights and interests associated with the Northern Pass Transmission Line and the Decommissioning of the Northern Pass Transmission Line are respectively set forth in Section 3.5(a) and Section 9.3.

Section 3.3.8.

For Convenience During Construction Phase.

(a)

In addition to the termination rights set forth in Section 3.3.4 and Section 3.3.6, during the Construction Phase, Purchaser shall have the right to terminate this Agreement for any other reason by not less than five (5) days' prior written notice to Owner.

(b)

Upon termination of this Agreement pursuant to clause (a) above, Owner shall have the right to recover from Purchaser, and Purchaser shall pay or reimburse to Owner, the Settlement Amount; provided, however, that if (x) this Agreement has been terminated pursuant to clause (a) above following an Impasse or other Dispute with respect to the most recent Construction Budget and Schedule delivered to the Management Committee under Section 5.2.2 or Section 16.3(b)(i) as of the date of termination and (y) the line item estimates or contingency amounts set forth in such Construction Budget and Schedule are lower than the cost estimates provided by the applicable Contractor, then Purchaser shall have the right to Dispute such item estimates or contingency amounts pursuant to the

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arbitration provisions set forth in Section 18.3.  If Purchaser Disputes any such estimate or contingency amount, as described above, then the following provisions shall apply:

(i)

In the event any such Dispute is resolved in favor of Purchaser, and the aggregate amount budgeted for Project Costs in the Construction Budget and Schedule determined pursuant to the arbitration provisions set forth in Section 18.3 exceeds, by more than fifteen percent (15%), the aggregate amount budgeted for Project Costs in the most recently approved Construction Budget and Schedule, or, for the initial Construction Budget and Schedule delivered to the Management Committee under Section 5.2.2, the aggregate amount budgeted for Project Costs in the Preliminary Budget and Schedule, then, in lieu of the Settlement Amount, Owner shall have the right to recover from Purchaser, and Purchaser shall pay or reimburse to Owner, Owner's Costs Plus EAFUDC.

(ii)

In the event any such Dispute is resolved in favor of Purchaser, and the Construction Budget and Schedule determined pursuant to the arbitration provisions set forth in Section 18.3 exceeds both (A) the Preliminary Budget and Schedule by more than thirty percent (30%) and (B) the most recently approved Construction Budget and Schedule by any amount, then, in lieu of the Settlement Amount, Owner shall have the right to recover from Purchaser, and Purchaser shall pay or reimburse to Owner, Owner's Costs Plus EAFUDC.

(iii)

In the event neither clause (b)(i) nor clause (b)(ii) above applies following resolution of any such Dispute, Owner shall have the right to recover from Purchaser, and Purchaser shall pay or reimburse to Owner, the Settlement Amount.

The Parties' rights and obligations, following termination of this Agreement pursuant to this Section 3.3.8, with respect to the property rights and interests associated with the Northern Pass Transmission Line and the Decommissioning of the Northern Pass Transmission Line are respectively set forth in Section 3.5(a) and Section 9.3.

Section 3.3.9.

Loss Occurrence Following Commercial Operation.

(a)

In the event (i) a Loss Occurrence during the Operation Phase renders the Northern Pass Transmission Line entirely out-of-service and (ii) the projected Reconstruction Costs, as set forth in the proposed Reconstruction Plan delivered to the Management Committee under Section 16.3(c)(i) , exceed, in the aggregate, the amount equal to (A) the unamortized rate base, as set forth in the Rate Base Calculation delivered to the Management Committee under Section 16.3(c)(i), multiplied by (B) fifteen one-hundredths (0.15), Purchaser shall have the right to terminate this Agreement by written notice to Owner delivered no later than sixty (60) days after the receipt by Purchaser's Manager of such Reconstruction Plan and Rate Base Calculation.

(b)

Upon termination of this Agreement pursuant to clause (a) above, Owner shall have the right to recover from Purchaser, and Purchaser shall pay or reimburse to Owner, Owner's Costs Plus EAFUDC.  The Parties' rights and obligations, following termination of this Agreement pursuant to this Section 3.3.9, with respect to the property rights and interests associated with the Northern Pass Transmission Line and the

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Decommissioning of the Northern Pass Transmission Line are respectively set forth in Section 3.5(b) and Section 9.3.

Section 3.3.10.

For Convenience Following Commercial Operation.

(a)

In addition to the termination rights set forth in Section 3.3.9 and Section 3.3.12, from and after the Commercial Operation Date, Purchaser shall have the right to terminate this Agreement for any other reason by not less than thirty (30) days' prior written notice to Owner.

(b)

Upon termination of this Agreement pursuant to clause (a) above, Owner shall have the right to recover from Purchaser, and Purchaser shall pay or reimburse to Owner, the Termination Payment; provided, however, that if this Agreement has been terminated pursuant to clause (a) above within sixty (60) days after the receipt by Purchaser's Manager of a proposed Reconstruction Plan and Rate Base Calculation, then Purchaser shall have the right to Dispute such Reconstruction Plan or Rate Base Calculation pursuant to the arbitration provisions set forth in Section 18.3.  If Purchaser Disputes such Reconstruction Plan or Rate Base Calculation, as described above, then the following provisions shall apply:

(i)

In the event any such Dispute is resolved in favor of Purchaser, and the projected Reconstruction Costs, as set forth in the Reconstruction Plan delivered to the Management Committee under Section 16.3(c)(i) (or determined pursuant to the arbitration provisions set forth in Section 18.3 in the event of an Impasse with respect thereto), exceed, in the aggregate, the amount equal to (A) the unamortized rate base, as set forth in the Rate Base Calculation delivered to the Management Committee under Section 16.3(c)(i) (or determined pursuant to the arbitration provisions set forth in Section 18.3 in the event of an Impasse with respect thereto), multiplied by (B) fifteen one-hundredths (0.15), then, in lieu of the Termination Payment, Owner shall have the right to recover from Purchaser, and Purchaser shall pay or reimburse to Owner, Owner's Costs Plus EAFUDC.

(ii)

In the event clause (b)(i) above does not apply following resolution of any such Dispute, Owner shall have the right to recover from Purchaser, and Purchaser shall pay or reimburse to Owner, the Termination Payment.

The Parties' rights and obligations, following termination of this Agreement pursuant to this Section 3.3.10, with respect to the property rights and interests associated with the Northern Pass Transmission Line and the Decommissioning of the Northern Pass Transmission Line are respectively set forth in Section 3.5(b) and Section 9.3.

Section 3.3.11.

Purchaser Default.

(a)

Owner shall have the right to terminate this Agreement in accordance with Section 15.3(a) .

(b)

Upon the exercise by Owner of its termination rights pursuant to clause (a) above, Owner shall have the right to recover from Purchaser, and

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Purchaser shall pay or reimburse to Owner, the Termination Payment.  The Parties' rights and obligations, following termination of this Agreement pursuant to clause (a) above, with respect to the property rights and interests associated with the Northern Pass Transmission Line and the Decommissioning of the Northern Pass Transmission Line are respectively set forth in Section 3.5(b) and Section 9.3.

(c)

The exercise by Owner of its termination rights pursuant to clause (a) above shall constitute a waiver by Owner of all other remedies or damages that may be available at law or in equity; provided, however, that Owner shall not waive its right to, and Purchaser shall remain liable for, the Termination Payment, any amounts owed to Owner by Purchaser under Section 3.4, Section 9.3.3(c), Section 9.3.4 or Section 9.3.5(d) and any indemnification obligations of Purchaser to Owner under this Agreement, together with any costs or expenses (including reasonable attorneys' fees) reasonably incurred by Owner to recover the Termination Payment or such indemnified or other amounts.

Section 3.3.12.

Owner Default.

(a)

Purchaser shall have the right to terminate this Agreement in accordance with Section 15.4(a), Section 15.4(c) or Section 15.4(d) .

(b)

Except as otherwise provided in Section 3.6, upon the exercise by Purchaser of its termination rights pursuant to clause (a) above, neither Party shall have any liability to the other Party under this Agreement.  The Parties' rights and obligations, following termination of this Agreement pursuant to clause (a) above, with respect to the property rights and interests associated with the Northern Pass Transmission Line and the Decommissioning of the Northern Pass Transmission Line are respectively set forth in Section 3.5(c) and Section 9.3.

(c)

The exercise by Purchaser of its termination rights pursuant to clause (a) above shall constitute a waiver by Purchaser of all other remedies or damages that may be available at law or in equity; provided, however, that Purchaser shall not waive its right to, and Owner shall remain liable for, any express remedy or measure of damages that are owing to Purchaser or any express modification of Purchaser's payment obligations that have accrued under this Agreement before or as of such termination, any amounts owed to Purchaser by Owner under Section 9.2, Section 9.3.3(d) or Section 9.3.4, any fees and expenses reasonably incurred by Purchaser in enforcing Owner's participation obligation pursuant to Section 18.3.5 and any indemnification obligations of Owner to Purchaser under this Agreement, together with any costs or expenses (including reasonable attorneys' fees) reasonably incurred by Purchaser to recover such damages or such indemnified or other amounts owed to Purchaser by Owner.

Section 3.4.

Termination Payments.

(a)

Within sixty (60) days following the termination of this Agreement pursuant to Section 3.3, Owner shall deliver to Purchaser a preliminary invoice that sets forth Owner's good faith estimate of the amounts owed to Owner by Purchaser under Section 3.3, as such amounts may be adjusted pursuant to clause (c) below.  Purchaser shall pay

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the amounts set forth in such preliminary invoice within thirty (30) days following its receipt of such preliminary invoice but otherwise in a manner consistent with Section 14.1.

(b)

Promptly after the actual amounts owed to Owner by Purchaser under Section 3.3 are known to Owner, but no later than thirty (30) days following the end of the work associated with the Decommissioning of the Northern Pass Transmission Line, Owner shall deliver to Purchaser a final invoice reconciling the estimated amounts owed to Owner by Purchaser under Section 3.3 and paid by Purchaser with the actual amounts owed to Owner by Purchaser under Section 3.3.  If and to the extent the total amount paid by Purchaser for the estimated amounts owed to Owner by Purchaser under Section 3.3 is greater than the actual amounts owed to Owner by Purchaser under Section 3.3, then, concurrently with the delivery of such final invoice, Owner shall refund to Purchaser the excess amounts collected, together with interest thereon calculated pursuant to Section 14.5(a), in a single lump sum and in immediately available funds or by wire transfer, in each case, in accordance with wiring instructions provided to Owner by Purchaser in writing.  If and to the extent the total amount paid by Purchaser for the estimated amounts owed to Owner by Purchaser under Section 3.3 is less than the actual amounts owed to Owner by Purchaser under Section 3.3, then Purchaser shall pay a surcharge to Owner in the amount of such deficiency, together with interest thereon calculated pursuant to Section 14.5(b) , in a single lump sum due thirty (30) days following the receipt by Purchaser of such final invoice but otherwise in a manner consistent with Section 14.1.  Either Party may deduct and setoff payment of such refund or surcharge, as applicable, against any accrued but unpaid payment obligation of the other Party to such Party hereunder.

(c)

Any payments by or on account of any obligation of Purchaser pursuant to Section 3.3 or Section 9.3 shall be made in such amounts as may be necessary for all such payments, after any reduction or withholding for or on account of any present or future taxes, levies, imposts, duties, fees, deductions, withholdings, assessments or other charges imposed, levied, or assessed by or on behalf of any Governmental Authority, and after payment by Owner of any Income Taxes with respect to such amounts (taking into account any reduction in tax or other tax benefits resulting from, or attributable to, any amounts deducted or withheld by Purchaser pursuant to this clause (c)), to yield an aggregate amount that shall not be less than the amounts that Owner was entitled to recover pursuant to Section 3.3 or Section 9.3.  If any taxes, levies, imposts, duties, fees, deductions, withholdings, assessments or other charges are required by Applicable Law to be deducted or withheld by Purchaser from any amounts owed to Owner by Purchaser under Section 3.3 or Section 9.3, then (i) Purchaser shall make such deductions or withholdings, and (ii) Purchaser shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law.  Notwithstanding anything herein to the contrary, the computation of the adjustments required pursuant to this clause (c) shall be made without duplication of any Federal Income Taxes, State Income Taxes or any other Taxes included in the definition of Owner's Costs or Decommissioning Costs, as applicable.  The reconciliation process provided in clause (b) above shall apply mutatis mutandis to the actual adjustments required pursuant to this clause (c).

(d)

The Parties acknowledge and agree that the payment of amounts by Purchaser to Owner pursuant to Section 3.3, Section 3.4 or Section 9.3 is an

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appropriate remedy and that any such payment does not constitute a forfeiture or penalty of any kind.  The Parties further acknowledge and agree that the damages for the termination of this Agreement are difficult or impossible to determine and that the damages calculated under Section 3.3, Section 3.4 or Section 9.3 constitute a reasonable approximation of the harm or loss to Owner as a result thereof.

Section 3.5.

Allocation of Property Rights and Interests Following Termination.

(a)

The following provisions shall apply upon the termination of this Agreement pursuant to Section 3.3.2, Section 3.3.3, Section 3.3.4, Section 3.3.5, Section 3.3.6, Section 3.3.7 or Section 3.3.8:

(i)

Owner shall have the right to retain or dispose of the Owner Retained Property.

(ii)

Subject to the receipt by Owner of all amounts owed to it by Purchaser under this Agreement or the Letter Agreement, as applicable, Owner shall promptly deliver to Purchaser a copy of the Design Materials.  For a period of three (3) years following the termination of this Agreement, Purchaser shall not use, or permit a third party to use, the Design Materials to develop, with any Person other than Owner or its Affiliates, an HVDC transmission line from the Province of Québec directly into or through the State of New Hampshire, without the prior written consent of Owner.

(iii)

Subject to the receipt by Owner of all amounts owed to it by Purchaser under this Agreement or the Letter Agreement, as applicable, Purchaser shall have the option (exercisable by written notice to Owner) to acquire from Owner, without additional cost to Purchaser or compensation to Owner, the Project Assets.  In the event Purchaser fails to exercise such option within thirty (30) days after the termination of this Agreement, Owner shall salvage all Project Assets not acquired by Purchaser pursuant to this clause (a)(iii) in accordance with Section 9.3.5(b).

(b)

The following provisions shall apply upon the termination of this Agreement pursuant to Section 3.3.9, Section 3.3.10 or Section 15.3(a):

(i)

Owner shall have the right to (A) subject to the rights (if any) of any Financing Party under any of the Loan Agreements, retain or dispose of the rights and interests associated with the Northern Pass Transmission Line, including, for the avoidance of doubt, the Owner Retained Property and (B) determine if and when to Decommission the Northern Pass Transmission Line; provided that the Decommissioning, when it occurs, is undertaken in accordance with Section 9.3.

(ii)

Purchaser shall have no right to acquire or use any property rights and interests associated with the Northern Pass Transmission Line, except as may be provided in the Purchaser's Security Documents for any accrued but unpaid payment obligation of Owner to Purchaser hereunder.

(c)

The following provisions shall apply upon the termination of this Agreement pursuant to Section 15.4(a), Section 15.4(c) or Section 15.4(d):

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(i)

Subject to the rights (if any) of any Financing Party under any of the Loan Agreements and the rights of Purchaser under the Purchaser's Security Documents or against Purchaser's Lien, Owner shall retain the rights and interests associated with the Northern Pass Transmission Line, including, for the avoidance of doubt, the Owner Retained Property.

(ii)

Purchaser's rights with respect to the property rights and interests associated with the Northern Pass Transmission Line shall be governed by the Purchaser's Security Documents.

Section 3.6.

Effect of Termination.  Except as provided in Section 24.12 for the survival of provisions, upon expiration or other termination of this Agreement pursuant to its terms, each of the Parties shall be released from all of its obligations under this Agreement, other than any accrued but unpaid payment obligation.  Notwithstanding the foregoing sentence, upon such expiration or termination of this Agreement, either Party shall have the right to recover any costs or expenses (including reasonable attorneys' fees) reasonably incurred by such Party to recover any amounts owed to such Party by the other Party hereunder or to secure the release of any security or performance assurance provided by or on behalf of such Party after the later to occur of the end of the Term or the date on which any accrued but unpaid payment obligation of such Party to the other Party hereunder shall have been fully, finally and indefeasibly satisfied.

ARTICLE 4

COMMERCIAL OPERATION

Section 4.1.

Commercial Operation Date.

(a)

Owner shall provide a written non-binding notice to Purchaser no later than sixty (60) days before the date Owner reasonably expects the Commercial Operation Date to occur.

(b)

At the reasonable request of Owner made in writing, Purchaser shall, and shall use commercially reasonable efforts to cause its Affiliates to, cooperate with Owner, TransÉnergie and ISO-NE to support the Commissioning of the HVDC Transmission Project.

(c)

As soon as practicable after Owner is of the opinion that the conditions to Commercial Operation, as set forth in Section 4.2, have been satisfied, or such conditions have been waived in writing by the Parties (except in the case of Section 4.2(b), Section 4.2(f), Section 4.2(g) and Section 4.2(h), which conditions may be waived in writing by Purchaser, in its sole discretion), Owner shall deliver a written notice to Purchaser specifying the date upon which Commercial Operation shall commence (the "COD Notice"), which commencement date shall occur no earlier than ten (10) Business Days after the receipt by Purchaser of the COD Notice or on such other date as agreed upon by the Parties in writing (such date, the "Commercial Operation Date").

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(d)

Within five (5) Business Days after the receipt by Purchaser of the COD Notice, Purchaser shall deliver a certificate to Owner either (i) confirming that the conditions set forth in Section 4.2 have been satisfied or duly waived and that Commercial Operation may commence on the Commercial Operation Date or (ii) objecting with reasonable detail to the COD Notice.  Purchaser's failure to respond in writing to a COD Notice within such five (5)-Business Day period shall be deemed to be a confirmation that the conditions set forth in Section 4.2 have been satisfied or duly waived.  Any Dispute over whether or not the conditions set forth in Section 4.2 have been satisfied or duly waived shall be resolved in accordance with Article 18.  Regardless of the resolution of such Dispute, but subject to the limitations provided in Section 4.3.1(a) , for purposes of cost recovery under Section 8.1.2, Owner shall have the right to continue to accrue AFUDC on the Construction Costs and Carrying Charges on the Pre-COD Expenses for the period of time pending resolution of such Dispute and until the Commercial Operation Date.  Such Construction Costs and Pre-COD Expenses shall include costs and expenses that are (A) incurred by Owner before the Commercial Operation Date to maintain the Northern Pass Transmission Line in good operating condition pending resolution of such Dispute and (B) recoverable under the Formula Rate in accordance with Article 8.

Section 4.2.

Conditions Precedent to Commercial Operation.  The items set forth in clauses (a) through (h) below shall be conditions precedent to the Commercial Operation of the Northern Pass Transmission Line:

(a)

Completion of the Commissioning of the HVDC Transmission Project by Owner (in coordination with ISO-NE) and TransÉnergie;

(b)

The Northern Pass Transmission Line has been constructed in accordance with, and is capable of operating at, the Design Capability;

(c)

Completion of the AC Upgrades;

(d)

The Interconnection Agreements shall be in full force and effect;

(e)

The Transmission Operating Agreement shall be in full force and effect and ISO-NE shall have informed Owner that ISO-NE (i) is prepared to assume operational control over the Northern Pass Transmission Line, as defined in, and in accordance with, the Transmission Operating Agreement and (ii) will assume such operational control as of the Commercial Operation Date;

(f)

The Québec Line has been constructed in accordance with, and is capable of operating at, the Design Capability;

(g)

Receipt by Purchaser of copies of certificates evidencing all outstanding insurance required or otherwise obtained under Section 5.3(a); and

(h)

Receipt by Purchaser of an opinion of legal counsel, reasonably satisfactory to Purchaser, that all Governmental Approvals and Third Party Consents required to own and operate the Northern Pass Transmission Line have been obtained.

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Section 4.3.

Delay in Commercial Operation.

Section 4.3.1.

Owner Delay.

(a)

If, as a result of an Owner Default, any conditions set forth in Section 4.2 shall not have been satisfied or duly waived within one hundred eighty (180) days following the later to occur of (i) the Target Date and (ii) the date upon which TransÉnergie has certified to Owner in good faith that the Québec Line is ready for Commissioning (such delay, an "Owner Delay," and such one hundred eightieth (180th) day, "Owner's Initial Deadline"), then, for purposes of cost recovery under Section 8.1.2, AFUDC shall not be accrued on the Construction Costs and Carrying Charges shall not be accrued on the Pre-COD Expenses, in each case, from and after Owner's Initial Deadline.

(b)

If an Owner Delay continues beyond the second (2nd) anniversary of Owner's Initial Deadline ("Owner's Final Deadline"), then the following provisions shall also apply:

(i)

Purchaser shall have the right to recover from Owner, and Owner shall pay or reimburse to Purchaser, for each month (or part thereof) following Owner's Final Deadline during which the Owner Delay is continuing, an amount equal to all penalties, damages, fees or other charges in respect of the Québec Line that are owed and paid by HQP to TransÉnergie, if any, under the TransÉnergie OATT with respect to such month (or part thereof); provided, however, that Owner's maximum liability to Purchaser under this clause (b)(i) shall not exceed, in the aggregate, an amount equivalent to the sum of the transmission service payments in respect of the Québec Line that would have been owed by HQP to TransÉnergie under the TransÉnergie OATT (the "OATT Payments") (exclusive of any penalties, damages, fees or other charges) if the Québec Line was operating at its full expected capacity following its commercial operation for the period commencing on Owner's Final Deadline and ending six (6) months thereafter or upon the earlier termination of this Agreement pursuant to its terms.  Any such penalties, damages, fees or other charges, when taken as a whole, shall not exceed the amounts that would have been owed by a Person other than an Affiliate of TransÉnergie in a comparable arm's-length transaction or arrangement under the TransÉnergie OATT.  Purchaser shall use commercially reasonable efforts to cause HQP to mitigate the amount of any such penalties, damages, fees or other charges.  At Owner's reasonable request, Purchaser shall make available to Owner any information reasonably necessary to support the amounts owed to Purchaser by Owner pursuant to this clause (b)(i).

(ii)

The Parties acknowledge and agree that the cessation of the accrual of AFUDC on Construction Costs and Carrying Charges on Pre-COD Expenses, in each case, pursuant to clause (a) above and the payment of amounts by Owner to Purchaser under clause (b)(i) above are an appropriate remedy and that any such modification or payment does not constitute a forfeiture or penalty of any kind.  The Parties further acknowledge and agree that the damages for an Owner Delay are difficult or impossible to determine and that the damages calculated hereunder constitute a reasonable approximation of the harm or loss to Purchaser as a result thereof.

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(iii)

Subject to the discharge by Owner of its obligations under Section 5.7(a), the rights provided in Section 3.3.12 and this Section 4.3.1 shall collectively be the sole and exclusive remedy of Purchaser with respect to an Owner Delay.  The foregoing sentence shall not be construed in any way to limit (A) Purchaser's right to recover any costs or expenses (including reasonable attorneys' fees) reasonably incurred by Purchaser to recover any amounts owed to Purchaser by Owner under this Agreement, (B) Purchaser's rights and remedies under the Purchaser's Security Documents or Owner Guaranty or against Purchaser's Lien or any other financial assurances held by Purchaser or (C) Purchaser's right to recover payment of any indemnification obligations of Owner to Purchaser pursuant to Section 21.2.

Section 4.3.2.

Other Delays.  If, for any reason other than an Owner Default, any conditions set forth in Section 4.2 shall not have been satisfied or duly waived by the date upon which Owner has certified to Purchaser in good faith that the Northern Pass Transmission Line is ready for Commissioning, then the following provisions shall apply:

(a)

For purposes of cost recovery under Section 8.1.2, AFUDC shall continue to be accrued on the Construction Costs and Carrying Charges shall continue to be accrued on the Pre-COD Expenses, as provided in Section 8.1.2(e)(ii) and Section 8.1.2(e)(iii), in each case, during the period of delay during which any conditions set forth in Section 4.2 have yet to be satisfied or duly waived.

(b)

If such delay continues beyond the second (2nd) anniversary of the later to occur of (i) the Target Date and (ii) the date upon which Owner has certified to Purchaser in good faith that the Northern Pass Transmission Line is ready for Commissioning (such second (2nd) anniversary date, "Purchaser's Deadline"), then the Commercial Operation Date shall be deemed to have occurred, and the Operation Phase shall be deemed to have commenced, on Purchaser's Deadline for all purposes under this Agreement (provided this Agreement has not been terminated), and Purchaser shall commence payments of the Transmission Service Payments in accordance with Article 14 as if the Northern Pass Transmission Line had achieved Commercial Operation.

(c)

For the avoidance of doubt, during such period of delay at any time before Purchaser's Deadline, Purchaser shall continue to have the right to terminate this Agreement under Section 3.3.8, and, from and after Purchaser's Deadline, Purchaser shall have the right to terminate this Agreement under Section 3.3.10.

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ARTICLE 5

GENERAL RIGHTS AND RESPONSIBILITIES OF THE PARTIES

Section 5.1.

Responsibilities of the Parties.

Section 5.1.1.

Development Phase.  The Parties acknowledge and agree that Owner, either directly or through its Affiliates, has commenced the development of the technical design and scope of the Northern Pass Transmission Line consistent with the scope of activities defined in, and the monthly reports and budgets provided under, the Letter Agreement.

Section 5.1.2.

Construction Phase.

(a)

During the Construction Phase, Owner shall (i) exercise Good Utility Practice to complete, or cause the completion of, all tasks required to construct the Northern Pass Transmission Line and achieve Commercial Operation by the Target Date, in each case, in accordance with the Design Capability and in a manner consistent with Attachment A, (ii) use commercially reasonable efforts (A) to obtain all of the Construction Authorizations by the Third Anniversary, (B) to obtain, jointly with TransÉnergie, the NPCC Approval by the Third Anniversary, (C) to obtain, in consultation with Purchaser or Purchaser's Affiliates, the ISO-NE Approval by the Third Anniversary and (D) to cause Owner's Affiliates that are AC Upgrade Owners to obtain any AC Upgrade Approvals for which such Affiliates are responsible by the Third Anniversary, and (iii) use commercially reasonable efforts to obtain all Owner Approvals (other than the Construction Authorizations) by the Target Date.  Provided that Owner has complied with its obligations under Section 2.1, Section 2.3, Section 5.1.2(a)(ii) and Section 5.1.2(a)(iii) , Owner shall not be in breach of, or be liable to Purchaser under, this Agreement, and no Owner Default shall occur, as a consequence of Owner's failure to obtain an Owner Approval or an Operational Approval or any AC Upgrade Owner's failure to obtain an AC Upgrade Approval.

(b)

The Parties intend that Owner and Hydro-Québec Contractor will use commercially reasonable efforts to enter into, within a commercially reasonable timeframe, a Construction Contract on terms and conditions that are customary for the engineering, procurement and construction of projects of a similar nature to the Northern Pass Transmission Line, but also giving due consideration to the particular context and structure of the transactions contemplated hereby and thereby.  The Parties also intend that Owner and Hydro-Québec Lender will use commercially reasonable efforts to enter into, within a commercially reasonable timeframe, the Construction Loan Agreement on terms and conditions that are customary for fully secured project financings of a similar nature to the Northern Pass Transmission Line, but also giving due consideration to the particular context and structure of the transactions contemplated hereby and thereby.

(c)

At Purchaser's reasonable request made in writing, Owner shall, and shall use commercially reasonable efforts to cause its Affiliates to, support and cooperate with Purchaser in order to enable Purchaser to enter into one or more facilities agreements to pay for the costs to design, license, construct and operate the Additional AC Upgrades.

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(d)

Owner shall cooperate with Purchaser and its Affiliates as reasonably necessary for Purchaser or its Affiliates to obtain the Export Authorizations related to the Northern Pass Transmission Line.

(e)

The following provisions shall apply with respect to a Term Financing:

(i)

No later than three hundred sixty-five (365) days before the Target Date, or such other date as the Management Committee may approve, the Management Committee shall establish a timetable, procedures (the "Term Financing Procedures") and Term Financing Parameters for a Term Financing to refinance the Construction Loan Agreement.  No later than three hundred sixty-five (365) days before the maturity date of any Term Financing, the Management Committee shall establish a timetable, Term Financing Procedures and Term Financing Parameters for the refinancing of such Term Financing.

(ii)

The Term Financing Parameters shall include a requirement that the Term Financing be on terms and conditions that are customary for fully secured project financings of a similar nature to the Northern Pass Transmission Line, but in no event shall the Term Financing Procedures include any obligation for any Affiliate of Owner to provide a guaranty, capital funds commitment or similar support agreement.  The Term Financing Procedures shall require Owner to seek a minimum number of competitive bids (which may be in the form of proposals or commitment letters as specified in the Term Financing Procedures) from potential lenders and shall permit Purchaser or one or more of its Affiliates to submit a competitive bid for the Term Financing.  In recognition that the costs of the Term Financing are recoverable under the Formula Rate in accordance with Article 8, the Term Financing Procedures shall also require that Owner negotiate the pricing terms of all or a minimum number of competitive bids for the Term Financing (including interest, fees, amortization and tenor) in good faith as though Owner were bearing such costs itself.  Subject to the immediately ensuing sentence, Owner shall comply in all material respects with the timetable, Term Financing Procedures and Term Financing Parameters for the initial Term Financing or any subsequent Term Financing.  If, as a result of market conditions, Owner is reasonably unable to comply with such timetable, Term Financing Procedures or Term Financing Parameters, Owner shall consult with the Management Committee, and the Management Committee shall appropriately revise the timetable, Term Financing Procedures or Term Financing Parameters, as applicable, consistent with such market conditions.

(iii)

Purchaser shall have the right to review the Term Loan Agreement prior to its execution and effectiveness to confirm that the terms and conditions thereof are not in conflict in any material respect with the Term Financing Parameters established or revised by the Management Committee.

(iv)

Owner shall not enter into any subsequent amendment or other modification with respect to any Term Financing that would materially increase the costs recoverable from Purchaser under this Agreement unless approved by the Management Committee.

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(v)

Any Impasse under this Section 5.1.2(e) shall be resolved pursuant to the arbitration provisions set forth in Section 18.3, but any such resolution shall be consistent with the terms of this Section 5.1.2(e).

Section 5.2.

Budgets and Reports.

Section 5.2.1.

Preliminary Budget and Schedule.

(a)

Within forty-five (45) days after the Execution Date, Owner shall prepare and submit to the Management Committee for review and approval a Project Budget and Project Schedule (together, as established herein, the "Preliminary Budget and Schedule"), together with a Cost-of-Service Estimate.  At the request of Purchaser's Manager, Owner shall provide the Management Committee with copies of the data, invoices, price sheets and other information utilized in the preparation of the proposed Preliminary Budget and Schedule, and shall make the personnel responsible for preparing such Preliminary Budget and Schedule available during normal business hours and upon reasonable advance notice to discuss such Preliminary Budget and Schedule with the Management Committee.  At the request of Purchaser's Manager, Owner shall provide the Management Committee with access to, and copies of, all reasonably requested documentation concerning the Cost-of-Service Estimate.

(b)

The Management Committee shall promptly review the proposed Preliminary Budget and Schedule, and may approve such Preliminary Budget and Schedule in whole or in part.  If an Impasse occurs with respect to the proposed Preliminary Budget and Schedule (or any part thereof), then the Impasse shall not be resolved under the dispute resolution provisions herein, and instead, subject to Purchaser's termination rights under Section 3.3.2, the proposed Preliminary Budget and Schedule, with any changes agreed upon by the Management Committee, shall be deemed to be (i) in effect upon the commencement of the Construction Phase and (ii) approved by the Management Committee as of such date for purposes of Section 8.1.4(c)(i).

Section 5.2.2.

Construction Budget and Schedule.

(a)

On a quarterly basis beginning in the fourth (4th) full calendar month during the Construction Phase, but no later than the end of the fourth (4th) calendar month after the receipt by Purchaser's Manager of the most recent quarterly Construction Budget and Schedule delivered to the Management Committee under this clause (a), or as required under Section 16.3(b)(i), Owner shall prepare and submit to the Management Committee for review and approval an update of the Preliminary Budget and Schedule (such updated budget and schedule as established herein, the "Construction Budget and Schedule").  At the request of Purchaser's Manager, Owner shall provide the Management Committee with copies of the data, invoices, price sheets and other information utilized in the preparation of the Construction Budget and Schedule, and shall make the personnel responsible for preparing the Construction Budget and Schedule available during normal business hours and upon reasonable advance notice to discuss the proposed Construction Budget and Schedule with the Management Committee.

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(b)

The Management Committee shall promptly review the proposed Construction Budget and Schedule, and may approve the Construction Budget and Schedule in whole or in part.  If an Impasse occurs with respect to the proposed Construction Budget and Schedule (or any part thereof), then the Impasse shall not be resolved under the dispute resolution provisions herein, and instead, subject to Purchaser's termination rights under Section 3.3.6 or Section 3.3.8, as applicable, the proposed Construction Budget and Schedule, with any changes agreed upon by the Management Committee, shall be deemed to be (i) in effect upon the sixty-first (61st) day after the receipt by Purchaser's Manager of such Construction Budget and Schedule and (ii) approved by the Management Committee as of such date for purposes of Section 8.1.4(c)(i) .

Section 5.2.3.

Estimated Wind-Down Costs.

(a)

Beginning on the date on which the first Construction Budget and Schedule is delivered to the Management Committee under Section 5.2.2 and on an annual basis thereafter concurrently with the delivery of every fourth (4th) Construction Budget and Schedule subsequently delivered to the Management Committee under Section 5.2.2, Owner shall prepare and submit to Purchaser an estimate of the Estimated Wind-Down Costs as of the Redetermination Date associated with such Construction Budget and Schedule.  Owner shall provide Purchaser with access to, and copies of, all reasonably requested documentation concerning the Estimated Wind-Down Costs.

(b)

If Purchaser believes that the Estimated Wind-Down Costs are incorrect or inconsistent with the standard set forth in the definition thereof, then Purchaser shall have the right to submit the matter to the Management Committee for resolution solely for the purpose of redetermining the Determined Cap during the Construction Phase, as contemplated by Section 17.1.1(d).  If an Impasse occurs with respect to such matter, then the matter shall be resolved in accordance with Section 18.1(b) solely for the purpose of redetermining the Determined Cap during the Construction Phase, as contemplated by Section 17.1.1(d).

Section 5.2.4.

Budget Overruns; Progress Reports.

(a)

Owner shall use commercially reasonable efforts not to exceed the budgeted amounts set forth in the Preliminary Budget and Schedule or applicable Construction Budget and Schedule; provided, however, that all Project Costs (and Reconstruction Costs, if applicable) actually incurred by Owner, whether or not set forth in such Preliminary Budget and Schedule or applicable Construction Budget and Schedule, shall be recoverable under the Formula Rate in accordance with Article 8.

(b)

Owner shall prepare and submit to the Management Committee for review during each calendar month during the Construction Phase a progress report for informational purposes that sets forth in reasonable detail (i) the Project Costs actually incurred in the prior month and the activities associated therewith and (ii) the current status of the milestones set forth in the Construction Budget and Schedule, including any changes in the expected timelines and the status of all Owner Approvals (collectively, the "Construction Progress Report").  At the request of Purchaser's Manager, Owner shall, or shall

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cause each Contractor to, provide the Management Committee with access to, and copies of, all reasonably requested documentation concerning such Construction Progress Report.

(c)

Owner shall, or shall cause the principal Contractor to, notify the Management Committee promptly, but in no event later than ten (10) days, after Owner, or such Contractor, becomes aware that (i) the Commercial Operation of the Northern Pass Transmission Line is not reasonably likely to occur by the Target Date or (ii) the aggregate costs and expenses required to develop, finance, design, site, construct and Commission the Northern Pass Transmission Line and the AC Upgrades are reasonably likely to exceed either of the minimum thresholds needed for Purchaser to terminate this Agreement under Section 3.3.6.

Section 5.3.

Insurance and Events of Loss.

(a)

Owner shall obtain and maintain insurance of the type, in such amounts and on such terms as required by the Management Committee from time to time.  Owner shall have the right, in its sole discretion, to obtain additional insurance (in amount or type) consistent with Good Utility Practice and shall acquire such insurance as may be required by any Financing Party.  All premiums and other costs of property, liability or other insurance obtained by Owner in connection with the Northern Pass Transmission Line, or the ownership, development, engineering, construction or operation thereof, shall be recoverable under the Formula Rate in accordance with Article 8.  Owner shall provide Purchaser with copies of certificates of all outstanding insurance obtained hereunder promptly after the receipt thereof by Owner.

(b)

The Parties' rights and obligations, following a Loss Occurrence or other loss of, destruction of or damage to, or any condemnation of, the Northern Pass Transmission Line due to an event of Force Majeure, are set forth in Article 16.

Section 5.4.

Compliance with Laws.  At all times during the Term, the Parties shall comply with all Applicable Laws (including ISO-NE Rules to the extent applicable) and relevant Governmental Approvals and Third Party Consents.

Section 5.5.

Third Party Contracts.  At all times during the Term, Owner shall (a) discharge its obligations under and (b) administer all third-party contracts entered into in connection with the Northern Pass Transmission Line or the AC Upgrades, in each case, in a commercially reasonable manner; provided, however, that Owner shall not be in breach of its obligations under the foregoing clause (a) if, due to a breach by Hydro-Québec Lender of its funding obligation under the Construction Loan Agreement, Owner fails to discharge any payment obligation under any such third-party contract.  Provided that Owner has complied with its obligations under the foregoing sentence, Owner shall not be in breach of, or be liable to Purchaser under, this Agreement, and no Owner Default shall occur, as a consequence of any act or omission by any Contractor or AC Upgrade Owner, and all increased costs, expenses, fines and penalties resulting therefrom (including reasonable attorneys' fees) shall be recoverable under the Formula Rate in accordance with Article 8.

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Section 5.6.

Equity Commitment.

  Owner shall, and hereby commits to Purchaser that it will, finance a portion of the Project Costs through contributions to the equity capital of Owner in a manner consistent with Owner's obligations under Section 8.3(a).  Without limiting Owner's obligations under the foregoing sentence, Owner shall enter into an equity commitment agreement with Northeast Utilities and NSTAR, and shall cause Northeast Utilities and NSTAR to enter into such equity commitment agreement with Owner, in each case, no later than the Distribution Date, pursuant to which agreement Northeast Utilities and NSTAR shall commit annually during the Construction Phase to provide, either directly or through a subsidiary, equity capital consistent with Owner's obligations under the foregoing sentence, which equity commitment is expected to be based upon the amounts set forth in the Construction Budget and Schedule for the upcoming year.  The Parties acknowledge and agree that such equity commitment will be used only to finance Project Costs during the Construction Phase and may not be applied towards, or accelerated to settle, any claims resulting from an Owner Default, other than pursuant to this Section 5.6.  For the avoidance of doubt, Owner's rights under such equity commitment agreement shall be part of the collateral pledged to Hydro-Québec Lender to secure Owner's obligations under the Construction Loan Agreement.

Section 5.7.

Owner's Obligation to Cure; Purchaser's Losses.

(a)

Owner shall use commercially reasonable efforts to cure, at its own cost and expense, any Owner Default in a commercially reasonable timeframe consistent with Good Utility Practice, and no such cost or expense shall be recoverable under the Formula Rate.  For the avoidance of doubt, the foregoing sentence shall apply in the event of a delay in Commercial Operation due to an Owner Delay or in the event of a Non-Excused Outage.

(b)

Neither Purchaser nor its Affiliates shall be entitled to recover from Owner any losses, damages, costs or expenses related to the Québec Line or arising under the TransÉnergie OATT, except as provided in Section 4.3.1 or Section 7.4.2.

Section 5.8.

Continuity of Rights and Responsibilities.

  Unless otherwise agreed in writing by the Parties or prohibited by Applicable Law, the Parties shall continue to provide service and honor commitments under this Agreement and continue to make payments in accordance with this Agreement pending resolution of any bona fide Impasse or other Dispute hereunder or relating hereto.

ARTICLE 6

PROCEDURES FOR OPERATION AND MAINTENANCE OF
THE NORTHERN PASS TRANSMISSION LINE

Section 6.1.

Transmission Operating Agreement; ISO-NE Operational Control.

(a)

Prior to entering into the Transmission Operating Agreement, Owner shall consult with the Management Committee with respect to the proposed terms and conditions thereof.  The Management Committee shall promptly provide comments, if any, to Owner on such terms and conditions.  Owner shall make a good faith effort to take

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into account any comments made by the Management Committee that are consistent with FERC rules and policies.

(b)

As of the Commercial Operation Date, Owner shall transfer operational control over the Northern Pass Transmission Line, as defined in the Transmission Operating Agreement, to Transmission Operator in accordance with the Transmission Operating Agreement.  Owner shall provide, and shall direct its Affiliates to provide, such information as Transmission Operator may require to discharge its obligations under the Transmission Operating Agreement, and Owner shall comply with the instructions of Transmission Operator to the extent provided in the Transmission Operating Agreement and the ISO-NE Tariff.  The Parties acknowledge and agree that Owner shall not be in breach of, or be liable to Purchaser under, this Agreement, and no Owner Default shall occur, as a consequence of Owner's compliance with such instructions of Transmission Operator; provided that Owner did not initiate or support instructions that would otherwise breach Owner's obligations under this Agreement.

Section 6.2.

Good Utility Practice; Regulatory and Reliability Requirements.From and after the Commercial Operation Date, Owner shall (a) provide Firm Transmission Service and Additional Transmission Service, (b) operate and maintain the Northern Pass Transmission Line in accordance with Good Utility Practice and in compliance with all applicable regulatory requirements, including applicable NERC and NPCC reliability standards, and (c) comply with all applicable operating instructions and manufacturers' warranties.  The costs associated with the discharge by Owner of its obligations under the foregoing clauses (a), (b) and (c) shall be recoverable under the Formula Rate in accordance with Article 8.

Section 6.3.

Annual Plan and Operating Budget and Multiyear Outlook.

(a)

No later than one hundred twenty (120) days before the start of each Contract Year or, in the case of the first Contract Year during which Owner is obligated to provide Firm Transmission Service hereunder, no later than one hundred twenty (120) days before the date Owner reasonably expects the Commercial Operation Date to occur, Owner shall deliver to the Management Committee the Annual Plan and Operating Budget for the following Contract Year, along with a non-binding Capital Plan for the following five (5) Contract Years (a "Multiyear Outlook").  Upon request by the Management Committee, Owner shall provide the Management Committee with copies of the data, invoices, price sheets and other information utilized in the preparation of any Annual Plan and Operating Budget and shall make the personnel responsible for its preparation available during normal business hours and upon reasonable advance notice to discuss the proposed Annual Plan and Operating Budget with the Management Committee.  Owner shall also provide the Management Committee with access to, and copies of, all reasonably requested documentation concerning the Multiyear Outlook.

(b)

The Management Committee shall attempt to agree upon the Annual Plan and Operating Budget within sixty (60) days following its receipt thereof, and the Management Committee may approve the proposed Annual Plan and Operating Budget in whole or in part.

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(i)

If the Management Committee approves the Annual Plan and Operating Budget (or any part thereof) the costs associated with the approved activities shall not be subject to challenge on prudence grounds under Section 8.1.4.  Notwithstanding the foregoing sentence, if the costs incurred by Owner to perform any activity in an approved Annual Plan and Operating Budget exceed, in the aggregate, the amount in the approved Annual Plan and Operating Budget for such activity, Purchaser shall then have the right to challenge the prudence of the costs that exceed such approved amount pursuant to Section 8.1.4.

(ii)

If Purchaser's Authorized Representative votes against the approval of all or any part of the activities set forth in the Annual Plan and Operating Budget, and Owner nonetheless performs the unapproved activities, Purchaser shall have the right to challenge the prudence of Owner's expenditures on such unapproved activities pursuant to Section 8.1.4.

(iii)

If Purchaser's Authorized Representative votes against the approval of all or any part of the activities set forth in the Annual Plan and Operating Budget, and Owner thereafter chooses not to perform activities that have not been approved, Owner's failure to undertake any such activities not approved by the Management Committee shall not constitute a violation of Good Utility Practice or a breach by Owner of its obligations hereunder with respect to any such activities, and Purchaser shall have no right to recover losses or damages from, or assert any claim against, Owner as a result of such failure.  In addition, Owner shall have the right to recover from Purchaser, and Purchaser shall pay or reimburse to Owner, an amount equal to any penalties assessed by FERC, NERC or any other Governmental Authority for violations of Applicable Law by Owner, its Affiliates or any of its or their third-party contractors as a result of such failure.

(iv)

In the event Owner becomes aware that the aggregate O&M Costs and Planned CapEx Costs to be incurred during any Contract Year are likely to exceed the budgeted amounts therefor, as set forth in the Annual Plan and Operating Budget, by more than fifteen percent (15%), Owner shall promptly notify the Management Committee.  At the request of Purchaser's Manager, Owner shall provide the Management Committee, as applicable, with access to, and copies of, all reasonably requested documentation concerning such O&M Costs or Planned CapEx Costs.

(v)

The budgeted amounts for O&M Costs and Planned CapEx Costs, as set forth in any Annual Plan and Operating Budget approved by the Management Committee or otherwise contemplated by Section 6.2, shall be used to calculate Transmission Service Payments under the Formula Rate and shall be recoverable under the Formula Rate in accordance with Article 8, subject to reconciliation, as described in Section 14.2, to account for differences between the budgeted and actual O&M Costs and Planned CapEx Costs.

(c)

The Management Committee shall also attempt to agree upon the Multiyear Outlook within sixty (60) days following its receipt thereof solely for the purpose of redetermining the Determined Cap during the Operation Phase, as contemplated by Section 17.1.1(d), and the Management Committee may approve the proposed Multiyear Outlook in whole or in part.  If an Impasse occurs with respect to the proposed Multiyear

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Outlook, then the Impasse shall be resolved in accordance with Section 18.1(b) solely for the purpose of redetermining the Determined Cap during the Operation Phase, as contemplated by Section 17.1.1(d).  The Capital Plan for any Contract Year shall not be deemed to be imprudent solely on the basis that such Capital Plan varied from any Multiyear Outlook that included such Contract Year.  Purchaser shall not waive any right to challenge the prudence of any Capital Plan for any Contract Year solely on the basis that the Management Committee approved any Multiyear Outlook that included such Contract Year.

Section 6.4.

Estimated Wind-Down Costs.

(a)

Beginning on the date on which the first Annual Plan and Operating Budget is delivered to the Management Committee under Section 6.3 and thereafter concurrently with the delivery of every third (3rd) Annual Plan and Operating Budget subsequently delivered to the Management Committee under Section 6.3, Owner shall prepare and submit to Purchaser an estimate of the Estimated Wind-Down Costs as of the upcoming Redetermination Date.  Owner shall provide Purchaser with access to, and copies of, all reasonably requested documentation concerning the Estimated Wind-Down Costs.

(b)

If Purchaser believes that the Estimated Wind-Down Costs are incorrect or inconsistent with the standard set forth in the definition thereof, then Purchaser shall have the right to submit the matter to the Management Committee for resolution solely for the purpose of redetermining the Determined Cap during the Operation Phase, as contemplated by Section 17.1.1(d).  If an Impasse occurs with respect to such matter, then the matter shall be resolved in accordance with Section 18.1(b) solely for the purpose of redetermining the Determined Cap during the Operation Phase, as contemplated by Section 17.1.1(d).

Section 6.5.

Scheduled Maintenance.  Unless approved by the Management Committee, or unless the Transmission Operator or TransÉnergie requires otherwise, Owner shall not perform or otherwise undertake, and shall cause third parties not to perform or otherwise undertake, any scheduled maintenance or capital project with respect to the Northern Pass Transmission Line that requires any interruption or reduction of scheduling rights over the Northern Pass Transmission Line during the months of January, February, March, June, July, August, September and December.

Section 6.6.

Extraordinary Capital Expenditures.

(a)

In the event Owner determines that any Extraordinary CapEx is required, Owner shall promptly notify the Management Committee and deliver to it information relating to the cost and expected scope and nature of the Extraordinary CapEx, including any expected outages and overhauls of the Northern Pass Transmission Line associated therewith (the "Extraordinary CapEx Plan").  At the request of Purchaser's Manager, Owner shall provide the Management Committee with access to, and copies of, all reasonably requested documentation concerning such Extraordinary CapEx Plan.

(b)

The Management Committee shall attempt to agree upon any Extraordinary CapEx Plan as soon as practicable after its receipt thereof, and the Management Committee may approve the proposed Extraordinary CapEx Plan in whole or in

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part; provided, however, that, subject to Purchaser's rights under Section 8.1.4, no Management Committee approval shall be required for any Extraordinary CapEx Plan that does not exceed One Million Dollars ($1,000,000).

(c)

Section 6.3(b)(i), Section 6.3(b)(ii) and Section 6.3(b)(iii) shall apply mutatis mutandis to costs incurred by Owner to perform Extraordinary CapEx that is approved or not approved by the Management Committee.

(d)

Any Extraordinary CapEx Plan shall be used to calculate Transmission Service Payments under the Formula Rate and the costs set forth therein shall be recoverable under the Formula Rate in accordance with Article 8, subject to reconciliation, as described in Section 14.2, to account for differences between the budgeted and actual Extraordinary CapEx Costs.

Section 6.7.

Record of Management Committee Decisions.  The minutes for any meeting at which a vote was held with respect to a proposed Annual Plan and Operating Budget or Extraordinary CapEx Plan, as applicable, or any unanimous written consent in lieu thereof, shall expressly set forth in reasonable detail the grounds on which Purchaser's Authorized Representative disapproved of any maintenance or capital expenditure set forth in such Annual Plan and Operating Budget or Extraordinary CapEx Plan, as applicable, and the reasons therefor.

ARTICLE 7

PURCHASER'S TRANSMISSION RIGHTS OVER THE NORTHERN PASS TRANSMISSION LINE

Section 7.1.

Transmission Service.

Section 7.1.1.

Firm Transmission Service.  Owner shall make available to Purchaser, from and after the Commercial Operation Date, transmission capacity on the Northern Pass Transmission Line in order to deliver electrical energy, as scheduled by Purchaser or by a third party under the resale provisions of Article 10, in an amount equal to the Contract Capacity ("Firm Transmission Service").  Firm Transmission Service shall be made available over the Northern Pass Transmission Line at any time from and after the Commercial Operation Date, in a north-to-south and south-to-north direction, between the U.S. Border and the Delivery Point.  Firm Transmission Service shall be subject to curtailment or interruption only as a result of an Excused Outage or as provided in Section 15.3(b) .  Without limiting Owner's obligations under this Section 7.1.1, the quantity of Firm Transmission Service that Owner will provide in any hour shall not exceed the Total Transfer Capability for such hour.

Section 7.1.2.

Additional Transmission Service.  To the extent (a) transmission capacity in excess of the Contract Capacity in a north-to-south or south-to-north direction is necessarily incidental to the design, engineering, construction or operation of the Northern Pass Transmission Line, as described in this Agreement, and (b) ISO-NE permits the scheduling of transmission service using such incidental transmission capacity during any hour (or such other permissible scheduling period adopted by ISO-NE), then Owner shall make

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available to Purchaser, from and after the Commercial Operation Date, non-firm transmission service in an amount equal to such incidental transmission capacity ("Additional Transmission Service").  Additional Transmission Service shall be subject to curtailment or interruption by ISO-NE in accordance with the ISO-NE Tariff or upon determination by the Management Committee that the provision of the Additional Transmission Service would degrade the provision of Firm Transmission Service.  For the avoidance of doubt, the unavailability of, or any curtailment or interruption in, all or any portion of Additional Transmission Service shall not constitute an Excused Outage under Section 7.3 or Non-Excused Outage under Section 7.4, and any such unavailability, curtailment or interruption shall not affect the calculation of the size of any Excused Outage under Section 7.3 or Non-Excused Outage under Section 7.4.

Section 7.1.3.

Limitation on Transmission Service.  Owner shall have no obligation to provide transmission service under this Agreement other than Firm Transmission Service and Additional Transmission Service.  Purchaser shall have no right to redirect service to alternate points of delivery or receipt on any portion of the transmission system operated by ISO-NE other than the Northern Pass Transmission Line.

Section 7.1.4.

Scheduling.  All Firm Transmission Service and Additional Transmission Service shall be scheduled in accordance with the rules relating to the scheduling of electrical energy or capacity transactions over the Northern Pass Transmission Line, as established under the Transmission Operating Agreement (the "Scheduling Rules").

Section 7.1.5.

Owner's Cooperation.

(a)

Without limiting the generality of Owner's express obligations under Section 7.1.1 and Section 7.1.2, but subject to the limitations provided in Section 11.2(c), to the extent permitted by the FERC Authorization and ISO-NE Rules and consistent with Good Utility Practice, at Purchaser's reasonable request, Owner shall cooperate with Purchaser and ISO-NE in order to permit Purchaser to realize the full reliability and economic benefits intended under this Agreement.

(b)

Owner shall provide Purchaser with notice of any FERC regulatory proceedings to which Owner is a party promptly after Owner becomes aware of any such proceeding.  Owner shall not take any position in such proceeding that is inconsistent with its obligations under this Agreement.

Section 7.2.

Damages Under Third Party Contracts.

(a)

Subject to the rights of any Financing Party, if and to the extent Owner receives or is entitled to receive damages, whether liquidated or otherwise, or other amounts payable in connection with a third party's breach of its obligations under, or termination (for whatever reason) of, any Construction Contract (including any Construction Contract with Hydro-Québec Contractor) or other contract (including any contract with the OASIS Administrator) entered into in connection with the Northern Pass Transmission Line or the AC Upgrades, Owner shall credit the amounts received by Owner to Purchaser under the Formula Rate, net of reasonable fees (including attorneys' fees) and other expenses incurred by Owner in connection with the receipt and final collection of such amounts.

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(b)

Owner shall use commercially reasonable efforts to pursue the collection or recovery of any such amounts and otherwise seek to enforce its rights under any Construction Contract (including any Construction Contract with Hydro-Québec Contractor), insurance policy or other third-party contract (including any contract with an Affiliate of Northeast Utilities or NSTAR) entered into by Owner in connection with the Northern Pass Transmission Line or the AC Upgrades.

Section 7.3.

Excused Outages or Reductions.

(a)

Notwithstanding anything herein to the contrary, Owner shall not be in breach of, or be liable to Purchaser for any losses or damages under, this Agreement, and no Owner Default shall occur, as a consequence of an Excused Outage.  "Excused Outages" means any outages of the Northern Pass Transmission Line or reductions in the Total Transfer Capability below the Contract Capacity (whether as a result of a physical condition, legal impediment or otherwise), if and to the extent due to any reason other than Owner's failure to (i) exercise Good Utility Practice or (ii) otherwise discharge its obligations under this Agreement.

(b)

For the avoidance of doubt, Excused Outages shall include outages of the Northern Pass Transmission Line or reductions in the Total Transfer Capability below the Contract Capacity due to the following events, but only to the extent they satisfy the definition set forth in last sentence of clause (a) above:

(i)

Events of Force Majeure;

(ii)

Scheduled maintenance, if and to the extent required to discharge Owner's obligations under Section 6.2 or Section 5.4 and consistent with Owner's obligations under Section 6.5;

(iii)

Outages or reductions in the use or availability of transmission lines other than the Northern Pass Transmission Line;

(iv)

Decisions of TransÉnergie or conditions in the electric system located in the Province of Québec, including the unavailability of the Québec Line, in whole or in part; and

(v)

Decisions of ISO-NE, including a decision to reduce or suspend the scheduling rights over the Northern Pass Transmission Line as a result of any grid reliability issue or to preserve facilities and equipment from physical damage.

(c)

Purchaser shall be obligated, during any Excused Outage, to pay the Transmission Service Payment in accordance with Article 8 and Article 14 to the same extent as if such Excused Outage had not occurred, except as provided in Section 16.4 for any Extended Outage.  Owner shall use commercially reasonable efforts to (i) seek to avoid and (ii) mitigate or remedy any Excused Outage in a commercially reasonable timeframe consistent with Good Utility Practice.

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Section 7.4.

Non-Excused Outages or Reductions.

Section 7.4.1.

Reduction in Transmission Service Payments.  Unless otherwise excused under Section 7.3 or Article 16, if and to the extent an outage of the Northern Pass Transmission Line or reduction in the Total Transfer Capability below the Contract Capacity (whether as a result of a physical condition, legal impediment or otherwise) is due to Owner's failure to (a) exercise Good Utility Practice or (b) otherwise discharge its obligations hereunder (a "Non-Excused Outage"), the Transmission Service Payment for such period shall be reduced by an amount that bears the same ratio to the Transmission Service Payment as the amount of unavailable transmission capacity resulting from such Non-Excused Outage bears to the Contract Capacity and Owner shall have no right to recover such amounts.  Any Dispute over whether or not or to what extent a Non-Excused Outage has occurred shall be resolved in accordance with Article 18.  For the avoidance of doubt, pending resolution of any such Dispute, Purchaser's right, pursuant to this Section 7.4.1, to any reduction in the Transmission Service Payments shall be suspended.

Section 7.4.2.

Québec Damages.  In addition to the reduction in Transmission Service Payments contemplated by Section 7.4.1, Purchaser shall have the right to recover from Owner, and Owner shall pay or reimburse to Purchaser, for each month (or part thereof) of any Non-Excused Outage, an amount equal to the OATT Payment with respect to such month (or part thereof) or, to the extent Purchaser acquires replacement transmission service during such month (or part thereof), the Replacement Transmission Cost for the replaced transmission capacity, if less expensive than such OATT Payment (the "Québec Damages"); provided, however, that Owner's liability to Purchaser for any Québec Damages shall not commence unless and until such time as the aggregate amount of unavailable transmission capacity resulting from Non-Excused Outages (which amount shall be converted to, and expressed in, megawatt-hours) exceeds the Initial Allowance in any Contract Year; provided, further, however, that, with respect to any Non-Excused Outage, Owner's maximum liability to Purchaser for any Québec Damages that are related to such Non-Excused Outage (regardless of the duration of such Non-Excused Outage) shall not exceed, in the aggregate, an amount equivalent to the sum of the OATT Payments for the period commencing on the later to occur of (i) the first date of such Non-Excused Outage and (ii) the date on which the aggregate amount of unavailable transmission capacity that is attributable to Non-Excused Outages (expressed in megawatt-hours) exceeds the Initial Allowance in any Contract Year and ending six (6) months thereafter or upon the earlier termination of this Agreement pursuant to its terms.  Any such Québec Damages, when taken as a whole, shall not exceed the amounts that would have been owed by a Person other than an Affiliate of TransÉnergie in a comparable arm's-length transaction or arrangement under the TransÉnergie OATT.  Purchaser shall use commercially reasonable efforts to cause HQP to mitigate the amount of any Québec Damages.  At Owner's reasonable request, Purchaser shall make available to Owner any information reasonably necessary to support the amounts owed to Purchaser by Owner pursuant to this Section 7.4.2.

Section 7.4.3.

Liquidated Damages.  The Parties acknowledge and agree that the modification of Purchaser's payment obligations pursuant to Section 7.4.1 and the payment of amounts by Owner to Purchaser under Section 7.4.2 are an appropriate remedy and that any such modification or payment does not constitute a forfeiture or penalty of any kind.  The Parties further acknowledge and agree that the damages for a Non-Excused Outage are

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difficult or impossible to determine and that the damages calculated hereunder constitute a reasonable approximation of the harm or loss to Purchaser as a result thereof.

Section 7.4.4.

Sole and Exclusive Remedy.  Subject to the discharge by Owner of its obligations under Section 5.7(a), the rights provided in Section 3.3.12 and this Section 7.4 shall collectively be the sole and exclusive remedy of Purchaser with respect to a Non-Excused Outage.  The foregoing sentence shall not be construed in any way to limit (a) Purchaser's right to recover any costs or expenses (including reasonable attorneys' fees) reasonably incurred by Purchaser to recover any amounts owed to Purchaser by Owner under this Agreement, (b) Purchaser's rights and remedies under the Purchaser's Security Documents or Owner Guaranty or against Purchaser's Lien or any other financial assurances held by Purchaser or (c) Purchaser's right to recover payment of any indemnification obligations of Owner to Purchaser pursuant to Section 21.2.

Section 7.5.

Metering.  Metering and telemetering requirements for the Northern Pass Transmission Line shall be established by the Management Committee in accordance with Good Utility Practice and as necessary to (a) accomplish the purposes of, and to implement and administer, this Agreement and (b) satisfy the requirements of, and to implement and administer, the Interconnection Agreement and the Transmission Operating Agreement.  If an Impasse occurs with respect to such metering and telemetering requirements, then the matter shall be resolved in accordance with Section 18.1(b).  All costs incurred by Owner in connection with metering and telemetering for the Northern Pass Transmission Line shall be recoverable under the Formula Rate in accordance with Article 8.

ARTICLE 8

PAYMENT FOR TRANSMISSION SERVICE OVER THE NORTHERN PASS TRANSMISSION LINE

Section 8.1.

Transmission Service Payment; Application of Formula Rate.

Section 8.1.1.

Letter Agreement.  In the event this Agreement is terminated under Section 3.3.2, Owner's right to recover from Purchaser any costs or expenses incurred by Owner in connection with the Northern Pass Transmission Line shall be as provided in the Letter Agreement and subject to FERC approval, and Purchaser shall have no obligation for any charges under this Agreement (other than as provided in the Letter Agreement).

Section 8.1.2.

Charges under the Formula Rate.

(a)

Prior to the Commercial Operation Date, Owner shall not invoice Purchaser for any Transmission Service Payments hereunder.

(b)

From and after the Commercial Operation Date, unless expressly excluded under the terms and conditions of this Agreement, Purchaser shall pay all charges, as calculated pursuant to the Formula Rate, which charges shall be payable on a monthly basis in accordance with Article 14 (the "Transmission Service Payment").  Owner shall not invoice Purchaser for, and Purchaser shall have no obligation to pay, any charges that

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are not recoverable under the Formula Rate, except (i) as contemplated by Section 8.1.1, (ii) for amounts owed to Owner by Purchaser under Section 3.3, Section 3.4, Section 9.3.3(c), Section 9.3.4 or Section 9.3.5(d), (iii) for damages that may be recovered by Owner under this Agreement as a result of a Purchaser Default, (iv) for any costs or expenses (including reasonable attorneys' fees) reasonably incurred by Owner to recover any amounts owed to Owner by Purchaser under this Agreement or to secure the release of Purchaser's Lien and the Purchaser's Security Documents or other security or performance assurance provided by or on behalf of Owner after the later to occur of the end of the Term or the date on which any accrued but unpaid payment obligation of Owner to Purchaser hereunder shall have been fully, finally and indefeasibly satisfied, (v) for fees and expenses reasonably incurred by Owner in enforcing Purchaser's participation obligation pursuant to Section 18.3.5, or (vi) for payment of any indemnification obligations of Purchaser to Owner pursuant to Section 21.1.

(c)

Transmission Service Payments calculated under the Formula Rate shall be based upon a projected cost-of-service calculation.  The Formula Rate shall be reconciled with actual costs on an annual basis in accordance with Section 14.2.

(d)

If and when the Construction Phase occurs, the Letter Agreement shall terminate immediately without further action of the Parties, and commencing on the Commercial Operation Date, (i) all Construction Costs incurred during the Development Phase shall be included in the Formula Rate, together with AFUDC, as accrued thereon in accordance with clause (e)(ii) below, but subject to Section 4.3.1, and (ii) all Pre-COD Expenses shall be included in the Formula Rate, together with Carrying Charges, as accrued thereon in accordance with clause (e)(iii) below, but subject to Section 4.3.1.

(e)

For purposes of calculating the Transmission Service Payment under the Formula Rate, f. depreciation shall not be included before the Commercial Operation Date; g. AFUDC shall be accrued on all capital costs that were incurred during the Development Phase and Construction Phase and that are recoverable under the Formula Rate, such that recovery of a return on such capital costs, together with AFUDC accrued thereon, shall commence on the Commercial Operation Date (except as otherwise contemplated in Section 3.3 with respect to the recovery of costs and AFUDC following termination of this Agreement); and h. commencing on the date on which the Development Phase begins, Owner shall establish a regulatory asset that will include all Pre-COD Expenses, together with carrying charges on the regulatory asset at Owner's weighted cost of capital (as calculated under the Formula Rate) ("Carrying Charges") from the date on which the regulatory asset is established until the regulatory asset is fully amortized, and shall amortize such regulatory asset over a three (3)-year period commencing on the Commercial Operation Date.

(f)

Owner shall seek FERC approval or acceptance to permit Owner to include in the regulatory asset described in clause (e)(iii) above all AC Upgrade Costs associated with the AC Upgrades placed-in-service before the Commercial Operation Date.

Section 8.1.3.

Purchaser's Costs.  Except as expressly contemplated by this Agreement for (a) any damages suffered by Purchaser as a result of an Owner Default, (b) any costs or expenses (including reasonable attorneys' fees) reasonably incurred by Purchaser to

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recover any amounts owed to Purchaser by Owner under this Agreement or to secure the release of any Purchaser Guaranty or other security or performance assurance provided by or on behalf of Purchaser after the later to occur of the end of the Term or the date on which any accrued but unpaid payment obligation of Purchaser to Owner hereunder shall have been fully, finally and indefeasibly satisfied, (c) fees and expenses reasonably incurred by Purchaser in enforcing Owner's participation obligation pursuant to Section 18.3.5 or (d) any indemnification obligations of Owner to Purchaser pursuant to Section 21.2, Owner shall have no liability to Purchaser or its Affiliates for any costs, expenses or charges incurred by Purchaser in connection with this Agreement.

Section 8.1.4.

Challenges to Inclusion of Charges under the Formula Rate.  Owner's right to recover any costs or expenses under the Formula Rate, and Purchaser's liability for such costs or expenses under this Agreement, shall be subject to the following provisions:

(a)

The Formula Rate shall only include costs and expenses that were prudently incurred; provided that a rebuttable presumption shall exist that all costs and expenses included in the Formula Rate were prudently incurred, and nothing contained herein shall be construed to alter the burdens of proof and going forward, as set forth in clause (b) below.

(b)

Subject to Section 18.2, Purchaser shall have the right to challenge the prudency of any costs or expenses that Owner seeks to recover from Purchaser under this Agreement by filing a pleading with FERC seeking to omit from the Transmission Service Payments calculated under the Formula Rate any costs or expenses included in the Formula Rate that were not prudently incurred.  Such prudency challenge shall be made pursuant to Sections 306 and 309 of the Federal Power Act to invoke FERC's retained authority to investigate and order refunds with respect to any imprudent charges sought to be recovered under the Formula Rate.  Any proceeding initiated by Purchaser to challenge the prudency of Owner's costs and expenses shall be conducted using the same standards and in accordance with the same procedures that FERC would normally apply to prudency challenges.  Further, a rebuttable presumption shall exist that all costs and expenses included in the Formula Rate were prudently incurred; provided, however, that once Purchaser has met its initial burden to show that a cost or expense was not prudently incurred, the burden shall then shift back to Owner to prove that such cost or expense was prudently incurred.  The Parties specifically intend and acknowledge and agree that, if FERC determines that any amount included in the Formula Rate was not prudently incurred, then such amount may be excluded from the Formula Rate effective as of the date such amount was first included in Owner's FERC account(s) that comprise the Formula Rate.

(c)

Notwithstanding clauses (a) and (b) above, Purchaser acknowledges and agrees that no prudency challenge shall be permitted with respect to (i) any cost or expense to the extent approved by the Management Committee, including pursuant to Section 5.2.1(b), Section 5.2.2(b), Section 5.3(a), Section 6.3(b), Section 6.6(b), Section 9.3.2(b), Section 16.3(b) and Section 16.3(c), but excluding Section 5.2.3, Section 6.3(c) or Section 6.4, or agreed to in writing by Purchaser or (ii) any cost or expense established pursuant to the arbitration provisions set forth in Section 18.3, other than any cost or expense so established as a result of an Impasse under Section 5.2.3, Section 6.3(c) or Section 6.4.

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Purchaser further acknowledges and agrees that its right to challenge any costs under this Section 8.1.4 shall be subject to Section 14.3(b).

(d)

Subject to Section 5.5 and Section 6.3(b)(iii), in no event shall any (i) penalties assessed by FERC, NERC or any other Governmental Authority for any violation of Applicable Law by Owner, its Affiliates or any of its or their third-party contractors or (ii) payments made to settle allegations of such violations be recoverable under the Formula Rate, unless the Management Committee shall have approved, or Purchaser shall have agreed in writing to reimburse Owner for, such amounts.

(e)

This Section 8.1.4 shall not be construed in any way to limit any other rights Purchaser may have to file for relief with FERC pursuant to Section 18.2.

Section 8.1.5.

Challenges to Application of Formula Rate.  If, as a result of the audit of Owner's application of the Formula Rate or for any other reason, Purchaser believes that Owner has miscalculated or incorrectly included charges under the Formula Rate, Purchaser shall then have the right to submit the matter to the Management Committee for resolution under Section 18.1(a).  If an Impasse occurs with respect to such matter, Purchaser shall then have the right to file a complaint with FERC seeking an order requiring Owner to comply with the Formula Rate, as its filed tariff.

Section 8.2.

Service Life.  For purposes of calculating the Transmission Service Payments under the Formula Rate, (a) the depreciable life of any depreciable asset comprising part of the Northern Pass Transmission Line as of the Commercial Operation Date shall be equal to forty (40) years, and (b) the depreciable life of a capital addition that is placed-in-service after the Commercial Operation Date shall be equal to the lesser of (i) its economic life and (ii) the remaining Term as of the placed-in-service date.

Section 8.3.

Capital Structure.

(a)

From and after the Development Phase, Owner shall use commercially reasonable efforts to maintain a Capital Structure equal to 50-50.

(b)

Notwithstanding clause (a) above, at all times during the Term, the Capital Structure for purposes of calculating Transmission Service Payments under the Formula Rate shall be equal to 50-50.

Section 8.4.

Return on Equity.

(a)

The return on equity ("ROE") used in the Formula Rate to accrue AFUDC prior to the Commercial Operation Date and to calculate the weighted cost of capital for the Carrying Charges on the regulatory asset established pursuant to Section 8.1.2(e)(iii) shall be twelve and fifty-six one-hundredth percent (12.56%).

(b)

Upon Commercial Operation, the ROE shall be adjusted to equal (i) the Base ROE, plus (ii) an adder equal to the lesser of (A) one hundred forty-two (142) basis points and (B) an amount that would not cause the total ROE to exceed the applicable zone of reasonableness for such Regional Transmission Service, as established in the most

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recent rate order for such service.  In the event the Base ROE for Regional Transmission Service using the transmission facilities of Northeast Utilities or NSTAR is no longer based upon a single, regional Base ROE, Owner shall make a filing under Section 205 of the Federal Power Act to establish the ROE applicable to service under this Agreement that includes the adder set forth above; provided, however, that Owner shall delay such FERC filing for a period not less than thirty (30) days, but not to exceed sixty (60) days, to provide time for the Parties to negotiate the ROE to be applicable to service under this Agreement.  The Parties acknowledge and agree that Purchaser shall have the right to challenge any FERC filing made under Section 205 of the Federal Power Act with respect to a replacement for the Base ROE, unless Purchaser shall have agreed in writing to the ROE set forth in such filing.

Section 8.5.

Cost Recovery of AC Upgrades.

(a)

The Parties acknowledge and agree that the AC Upgrades will be constructed and owned by the AC Upgrade Owners.  Owner shall enter into a facilities agreement with each such AC Upgrade Owner to pay the costs to design, license, construct and operate such AC Upgrades (each, a "Facilities Agreement").

(b)

Prior to executing any Facilities Agreement, Owner shall consult with the Management Committee with respect to the proposed terms and conditions thereof.  The Management Committee shall promptly provide comments, if any, to Owner on such terms and conditions.  Owner shall make a good faith effort to take into account any comments made by the Management Committee that are consistent with FERC rules and policies.  Any Facilities Agreement entered into with an Affiliate of Northeast Utilities or NSTAR shall be on terms and conditions at least as favorable to Owner, when taken as a whole, as would have been obtained (at the time entered into) in a comparable arm's-length transaction or arrangement with a Person other than an Affiliate of Northeast Utilities or NSTAR; provided, however, that, if such transaction or arrangement has been accepted or approved by FERC or any other Governmental Authority that specifically reviews the Affiliate relationship in such transaction or arrangement, then such transaction or arrangement shall be deemed to be a comparable arm's-length transaction or arrangement.

(c)

All amounts incurred by Owner under the Facilities Agreement ("AC Upgrade Costs") shall be recovered as expenses under the Formula Rate in accordance with Article 8.  Notwithstanding the foregoing sentence, the AC Upgrade Costs under any Facilities Agreement entered into with an Affiliate of Northeast Utilities or NSTAR shall not exceed the costs and expenses that would have been incurred by Owner if the AC Upgrade Costs were directly incurred by Owner and recovered pursuant to the Formula Rate in accordance with this Agreement.

(d)

Owner shall coordinate with the AC Upgrade Owners and ISO-NE as necessary to obtain for Purchaser the Other Transmission Rights under the ISO-NE Tariff that are associated with, or issued in connection with, the AC Upgrades, the costs of which AC Upgrades are incurred by Owner and recovered from Purchaser in accordance with this Agreement.

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(e)

In the event ISO-NE determines that all or any portion of the AC Upgrade Costs are eligible to be included in Regional Rates, Purchaser shall have the right, exercisable in its sole discretion, to continue to bear responsibility under this Agreement for all or any portion of the AC Upgrade Costs, in which case Purchaser shall continue to be entitled, in accordance with the ISO-NE Tariff, to all or any portion of the Other Transmission Rights that are associated with, or issued in connection with, Purchaser's continued responsibility for such AC Upgrade Costs.

Section 8.6.

Transfer and Cost Recovery of AC Line.

(a)

The AC Line shall be initially owned by Owner.  AFUDC or Carrying Charges, as applicable, shall be accrued on the costs and expenses that are incurred by Owner in connection with the AC Line in accordance with Section 8.1.2(e)(ii) or Section 8.1.2(e)(iii), and, commencing on the Commercial Operation Date, such costs and expenses, together with AFUDC or Carrying Charges, as applicable, accrued thereon, shall be recoverable under the Formula Rate (i) in the same manner as the costs and expenses that are incurred by Owner in connection with the HVDC Line and (ii) otherwise in accordance with Article 8, except, in each case, as otherwise provided in clause (e) below.

(b)

In the event all or any portion of the AC Line, for all or any part of the Term, meets the criteria for Pool Transmission Facilities ("PTF") (as those criteria and term are defined in the ISO-NE Tariff), Owner shall have the right, in its sole discretion, to transfer ownership of any such PTF portion of the AC Line to its Affiliate, PSNH, in accordance with this Section 8.6.

(c)

In connection with any such transfer of ownership, Owner shall enter into an agreement with PSNH ("AC Line Agreement") pursuant to which Owner shall, subject to clause (e) below, (i) pay all costs and expenses (including unrecovered return on capital investment) that (A) have been or will be incurred in connection with such transferred portion of the AC Line, (B) have not been previously recovered under this Agreement, and (C) are not and will not be included in Regional Rates.  To the extent not included in Regional Rates, such costs and expenses shall include those necessary for Purchaser's eligibility, in accordance with the ISO-NE Tariff, for the Other Transmission Rights that are associated with, or issued in connection with, the AC Line.  Pursuant to the AC Line Agreement, Owner shall acquire sufficient rights with respect to such PTF portion of the AC Line to permit Owner to discharge its obligations under this clause (c) and Purchaser to exercise its rights under clause (f) below.

(d)

Purchaser shall have the right to participate in the negotiation of the AC Line Agreement, and the Parties shall attempt to reach agreement on the rates, terms and conditions thereof, consistent with the parameters set forth in this Section 8.6.  In the event the Parties fail to reach agreement with PSNH on the rates, terms and conditions of the AC Line Agreement within sixty (60) days following the commencement of such negotiations, Owner shall unilaterally file the AC Line Agreement with FERC in unexecuted form pursuant to Section 205 of the Federal Power Act, and Purchaser shall have the right to contest any of the rates, terms and conditions thereof, consistent with the parameters set forth in this Section 8.6, or to seek changes to the AC Line Agreement pursuant to Section 206 of the

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Federal Power Act, consistent with the parameters set forth in this Section 8.6.  Except as provided in the foregoing sentence, and consistent with the terms of clause (b) above, Purchaser shall not have the right to oppose the transfer by Owner of ownership of any PTF portion of the AC Line to PSNH.

(e)

All amounts incurred by Owner under the AC Line Agreement shall be recovered as expenses under the Formula Rate in accordance with Article 8.  Notwithstanding the foregoing sentence, such amounts shall not exceed the costs and expenses that would have been incurred by Owner if the AC Line were still owned by Owner and such amounts were recovered pursuant to the Formula Rate in accordance with this Agreement.  In no event shall Owner have the right to recover any return on investment associated with any PTF portion of the AC Line transferred to PSNH that is higher than the ROE established in Section 8.4.

(f)

Upon a reasoned basis, Purchaser may request that Owner or PSNH, whichever is the owner of the AC Line (such party, "AC Line Owner"), determine and inform Purchaser of whether or not the costs and expenses associated with all or any portion of the AC Line should be included in Regional Rates.  If AC Line Owner determines that such Regional Rate treatment is consistent with AC Line Owner's obligations and representations to FERC, other Governmental Authorities and AC Line Owner's Affiliates, then AC Line Owner shall submit such request to ISO-NE within ninety (90) days after the receipt by Owner of the request described in the first sentence of this clause (f).  If ISO-NE subsequently determines that the costs and expenses associated with all or any portion of the AC Line are eligible to be included in Regional Rates, then Purchaser shall have the right, exercisable in its sole discretion, to take either of the following actions:

(i)

Accept such Regional Rate treatment; or

(ii)

Continue to bear responsibility under this Agreement for all or any portion of the costs and expenses associated with the transferred portion of the AC Line, in which case Purchaser shall be entitled, in accordance with the ISO-NE Tariff, to all or any portion of the Other Transmission Rights that are associated with, or issued in connection with, Purchaser's continued responsibility for such costs and expenses.

Owner and its Affiliates assume no obligations under this Agreement to advocate, with ISO-NE, NEPOOL or otherwise, for the Regional Rate treatment of all or any portion of the AC Line, and neither Owner nor its Affiliates shall have any liability to Purchaser if all or any portion of the AC Line does not receive such Regional Rate treatment.  If AC Line Owner determines that it will not submit or support a request to ISO-NE for such Regional Rate treatment, then Owner shall notify Purchaser in writing of such decision within ninety (90) days after the receipt by Owner of the request described in the first sentence of this clause (f).  Following the end of such ninety (90)-day period, Purchaser shall have the right to file a complaint with FERC seeking an order requiring such Regional Rate treatment.

(g)

From and after the transfer to PSNH of those portions of the AC Line designated as PTF by ISO-NE, the following provisions shall apply for all purposes under this Agreement for the remainder of the Term:

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(i)

If the entirety of the AC Line has been designated PTF and transferred to PSNH, then the Delivery Point shall be the southern terminus of the HVDC Line at the DC/AC converter station located near the Webster substation in the City of Franklin in the State of New Hampshire, and if less than the entirety of the AC Line has been designated as PTF, then the Management Committee shall determine the appropriate Delivery Point;

(ii)

References to the Northern Pass Transmission Line shall exclude all portions of the AC Line that have been designated as PTF;

(iii)

References to the AC Upgrades, other than references thereto in Section 8.5, shall include the portions of the AC Line that have been designated as PTF;

(iv)

Transmission service over the portions of the AC Line designated as PTF shall be provided in accordance with Section II of the ISO-NE Tariff and not pursuant to the terms and conditions of this Agreement; and

(v)

Owner shall continue to maintain the Northern Pass Transmission Line to the same standard, in accordance with Section 6.2 and Section 6.3, as existed before the Delivery Point was changed.

ARTICLE 9

RIGHTS UPON EXPIRATION OF TERM

Section 9.1.

Rollover Rights.

(a)

Unless this Agreement is terminated early under Section 3.3, Section 15.3 or Section 15.4, Purchaser shall have rollover rights at the end of the initial Term in accordance with Order No. 890 et seq. and the FERC pro forma open access transmission service tariff, as such rights are defined as of the Effective Date.

(b)

If Purchaser chooses to exercise rollover rights in accordance with clause (a) above, Owner shall then prepare and deliver to Purchaser, no later than six months after such exercise, an engineering assessment, which shall include an assessment of (i) the ability of the Northern Pass Transmission Line to operate for the proposed extended Term, (ii) any upgrades or refurbishment required to support the operation of the Northern Pass Transmission Line for the proposed extended Term, and (iii) forecasted capital expenditures over the proposed extended Term.  All costs and expenses incurred by Owner in connection with such engineering assessment shall be recoverable under the Formula Rate in accordance with Article 8.  If such engineering assessment indicates that the Northern Pass Transmission Line is incapable of providing Firm Transmission Service for the full duration of the extended Term requested by Purchaser or if the costs required to support the operation of the Northern Pass Transmission Line for the proposed extended Term are unacceptable to Purchaser, in its sole discretion, then Purchaser shall have the right, exercisable in its sole

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discretion, to (A) revise its election to reduce the period of the extended Term or (B) waive its rollover rights.

(c)

Owner shall not enter into any contract or other arrangement for a Subsequent Use that is inconsistent with Purchaser's rollover rights, as provided herein.

Section 9.2.

Reimbursement of Capital Costs.  If, following the expiration or earlier termination of the Term, (a) a third party acquires service over the Northern Pass Transmission Line, or (b) the Northern Pass Transmission Line is included in Regional Rates (either event, a "Subsequent Use"), then Owner shall reimburse Purchaser for a pro rata portion of the costs and expenses associated with each capital addition comprising part of the Northern Pass Transmission Line that has an expected useful life beyond the end of the Term, as determined using the ratio of (i) the period of time during which such third party acquires service over the Northern Pass Transmission Line or, if ISO-NE includes the Northern Pass Transmission Line in Regional Rates, the remaining useful life of the Northern Pass Transmission Line following the end of the Term, and (ii) such period of time or remaining useful life, as applicable, plus the amortization period used to charge Purchaser for such capital addition.  No later than thirty (30) days after Owner has entered into any contract or other arrangement for a Subsequent Use, Owner shall (A) calculate the reimbursement amount with respect to such contract or other arrangement, (B) provide a copy of such calculation to Purchaser, and (C) pay to Purchaser any amounts owed by Owner to Purchaser under this Section 9.2, together with interest thereon calculated pursuant to Section 14.5(a), in a single lump sum and in immediately available funds or by wire transfer, in each case, in accordance with wiring instructions provided to Owner by Purchaser in writing.  Any Dispute with respect to the amount owed to Purchaser under this Section 9.2 shall be resolved in accordance with Article 18.

Section 9.3.

Retirement and Decommissioning.

Section 9.3.1.

Establishment of Regulatory Asset; Recovery of Net Decommissioning Costs.

(a)

In the event all or a portion of the Northern Pass Transmission Line is required to be Decommissioned by Applicable Law, Owner shall establish the Regulatory Asset – Asset Retirement Obligation (Decommissioning), as defined in Attachment B.  At the time Owner files this Agreement with FERC pursuant to Section 2.1(a), Owner shall also seek FERC approval or acceptance to permit Owner to establish such regulatory asset.

(b)

Unless this Agreement is terminated prior to the expiration of the Term under Section 3.3 (excluding Section 3.3.7 and Section 3.3.12) or Section 15.3 (in which case Section 9.3.3(c) shall apply) or under Section 3.3.7 or Section 15.4 (in which case Section 9.3.3(d) shall apply), promptly after the Decommissioning Plan is approved by the Management Committee (or determined pursuant to the dispute resolution provisions herein in the event of an Impasse with respect thereto), Owner shall calculate the Levelized Monthly Decommissioning Payment.  The "Levelized Monthly Decommissioning Payment" shall be

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equal to (i) the estimated Net Decommissioning Costs, as set forth in such Decommissioning Plan (which estimated Net Decommissioning Costs shall be expressed in dollars for the year(s) during which they are expected to be incurred and then discounted to the present value at the beginning of the first calendar day after the end of the Decommissioning Payment Period (regardless of whether or not such day is a Business Day) using a discount factor equal to the reasonably expected monthly rate of return applied in computing the Levelized Monthly Decommissioning Payment), multiplied by (ii) the Decommissioning Payment Formula.  An example of this calculation is set forth in Attachment H.  Thereafter, the Levelized Monthly Decommissioning Payment shall not be subject to change (unless such change shall have been agreed by the Parties or approved by the Management Committee).

(c)

Owner shall have the right to make a unilateral filing under Section 205 of the Federal Power Act to establish a separate rate for the recovery of Net Decommissioning Costs consistent with this Section 9.3, rather than to recover such Net Decommissioning Costs under the Formula Rate, and Purchaser shall have the right to challenge such filing, unless Purchaser shall have agreed in writing on such filing.

Section 9.3.2.

Decommissioning Plan.

(a)

No later than six (6) months before the commencement of the Decommissioning Payment Period, or if this Agreement is earlier terminated under Section 3.3 (excluding Section 3.3.7 and Section 3.3.12) or Section 15.3, no later than sixty (60) days after such termination, Owner shall deliver to the Management Committee a statement that sets forth in reasonable detail (i) Owner's estimation of (A) the Decommissioning Costs and Salvage Proceeds and, unless this Agreement is terminated early under Section 3.3 or Section 15.3, the Levelized Monthly Decommissioning Payment derived therefrom, and (B) any activities associated with either thereof and (ii) the scope and frequency of informational progress reports with respect to the Decommissioning of the Northern Pass Transmission Line, including the process for the recovery by Owner of its actual Net Decommissioning Costs following the exhaustion of the Decommissioning Fund prior to the completion of Decommissioning (collectively, the "Decommissioning Plan").  At the request of Purchaser's Manager, Owner shall provide the Management Committee with access to, and copies of, all reasonably requested documentation concerning such Decommissioning Plan.

(b)

The Management Committee shall attempt to agree upon the Decommissioning Plan within sixty (60) days following its receipt thereof, and the Management Committee may approve the proposed Decommissioning Plan in whole or in part.  If an Impasse occurs with respect to the proposed Decommissioning Plan (or any part thereof), then the matter shall be resolved pursuant to the arbitration provisions set forth in Section 18.3.

(c)

Owner shall use commercially reasonable efforts not to exceed the estimated amounts set forth in the Decommissioning Plan approved by the Management Committee (or determined pursuant to the dispute resolution provisions herein in the event of an Impasse with respect thereto); provided, however, that all Net Decommissioning Costs actually incurred by Owner, whether or not set forth in such Decommissioning Plan, shall be recoverable under this Agreement in accordance with this Section 9.3, subject to (i)

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reallocation upon a Subsequent Use, if any, as described in Section 9.3.4, and (ii) challenge on prudence grounds, if applicable, as described in Section 9.3.6.

Section 9.3.3.

Payment of Decommissioning Costs.

(a)

Unless this Agreement is terminated prior to the expiration of the Term under Section 3.3 (excluding Section 3.3.7 and Section 3.3.12) or Section 15.3 (in which case clause (c) below shall apply) or under Section 3.3.7 or Section 15.4 (in which case clause (d) below shall apply), Owner shall include the Levelized Monthly Decommissioning Payment in the Formula Rate during each of the last sixty (60) months of the Term (excluding any extension of the Term made after the thirty-fifth (35th) anniversary of the Commercial Operation Date pursuant to Section 9.1 or Section 16.4) (the "Decommissioning Payment Period").  If the Management Committee shall not have approved the Decommissioning Plan (or the Decommissioning Plan shall not have been determined pursuant to the dispute resolution provisions herein in the event of an Impasse with respect thereto) prior to the commencement of the Decommissioning Payment Period, then the following provisions shall apply, notwithstanding anything herein to the contrary:

(i)

The Levelized Monthly Decommissioning Payment included in the Formula Rate pursuant to this clause (a) shall be equal to (A) the estimated Net Decommissioning Costs, as set forth in the Decommissioning Plan delivered to the Management Committee under Section 9.3.2(a), multiplied by (B) the Decommissioning Payment Formula (each such monthly payment amount, the "Preliminary Monthly Decommissioning Payment").

(ii)

Promptly after the Decommissioning Plan has been approved by the Management Committee (or determined pursuant to the dispute resolution provisions herein in the event of an Impasse with respect thereto), but in no event later than thirty (30) days thereafter, Owner shall complete the following tasks:  (A) calculate the Levelized Monthly Decommissioning Payment in accordance with Section 9.3.1(b); (B) retroactively adjust all payments previously made by Purchaser with respect to the Decommissioning Payment Period to reflect the Levelized Monthly Decommissioning Payment rather than the Preliminary Monthly Decommissioning Payment and (C) thereafter conform all future Invoices to reflect such Levelized Monthly Decommissioning Payments.

(iii)

If and to the extent the aggregate Levelized Monthly Decommissioning Payments owed by Purchaser for the period prior to the date on which Owner shall have completed the tasks described in clause (a)(ii) above is less than the aggregate Preliminary Monthly Decommissioning Payments made by Purchaser for such period, then, within thirty (30) days after the calculation of the Levelized Monthly Decommissioning Payment contemplated by clause (a)(ii) above, Owner shall withdraw from the Decommissioning Fund and refund to Purchaser such overpayment in immediately available funds or by wire transfer, in each case, in accordance with wiring instructions provided to Owner by Purchaser in writing.  If and to the extent the aggregate Levelized Monthly Decommissioning Payments owed by Purchaser for the period prior to the date on which Owner shall have completed the tasks described in clause (a)(ii) above is greater than the aggregate Preliminary Monthly Decommissioning Payments made by Purchaser for such period, then, within thirty (30) days after a written demand therefor from Owner, Purchaser shall deposit into the Decommissioning

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Fund such deficiency in immediately available funds in accordance with the terms and conditions established by the Management Committee, as contemplated by clause (b) below.  Notwithstanding anything herein to the contrary, the withdrawal of any overpayment or the deposit of any deficiency, in each case, contemplated by this clause (a)(iii) shall not be subject to the provisions of Section 14.5.

(b)

All Levelized Monthly Decommissioning Payments and Preliminary Monthly Decommissioning Payments, as applicable, included in the Formula Rate pursuant to clause (a) above and the Decommissioning Estimate described in clause (c) below, that are, in each case, paid by Purchaser shall be deposited into an external fund created on terms and conditions established by the Management Committee to protect the interests of each Party and to ensure that such fund is used for the purposes contemplated by this Agreement (the "Decommissioning Fund"), until applied to the Net Decommissioning Costs in accordance with Section 9.3.5(c) or refunded to Purchaser under Section 9.3.5(e).

(c)

If this Agreement is terminated prior to the expiration of the Term under Section 3.3 (excluding Section 3.3.7 and Section 3.3.12) or Section 15.3, then Purchaser shall deposit into the Decommissioning Fund, an amount equal to (i) the estimated Net Decommissioning Costs, as set forth in the Decommissioning Plan approved by the Management Committee (or determined pursuant to the dispute resolution provisions herein in the event of an Impasse with respect thereto) (which estimated Net Decommissioning Costs, solely for the purpose of calculating the Decommissioning Estimate, shall be expressed in dollars as of the date on which this Agreement is terminated as if the Decommissioning were to commence as of such date), less (ii) the balance, if any, in the Decommissioning Fund as of the date such payment is due (the "Decommissioning Estimate").  Purchaser shall make such payment within thirty (30) days following the later to occur of (A) the receipt by Purchaser of the Decommissioning Plan approved by the Management Committee (or determined pursuant to the dispute resolution provisions herein in the event of an Impasse with respect thereto) and (B) the date on which the estimated Net Decommissioning Costs have been redetermined, as provided in the immediately ensuing sentence (the "Decommissioning Payment Date").  If this Agreement is terminated prior to the expiration of the Term pursuant to Section 3.3 (excluding Section 3.3.7 and Section 3.3.12) or Section 15.3, but after the Decommissioning Plan has been approved by the Management Committee (or determined pursuant to the dispute resolution provisions herein in the event of an Impasse with respect thereto), then the Parties shall agree upon modifications to the estimated Net Decommissioning Costs, as set forth in such Decommissioning Plan, consistent with the first sentence of this clause (c).  Any Dispute with respect to such redetermination shall be resolved pursuant to the arbitration provisions set forth in Section 18.3.

(d)

If this Agreement is terminated prior to the expiration of the Term pursuant to Section 3.3.7 or Section 15.4, then Purchaser shall have no liability for any Decommissioning Costs, and Owner shall refund to Purchaser all amounts remaining in the Decommissioning Fund no later than sixty (60) days after such termination.

(e)

If Hydro-Québec pays to Owner the Decommissioning Liquidated Damages, as provided in the Purchaser Guaranty, then such payment shall satisfy, in full, the obligations of Purchaser to pay Decommissioning Costs and Purchaser shall cease to have (i) any further obligation to pay any Decommissioning Costs hereunder, including under

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Section 9.3.5(d), (ii) any right to any reimbursement, refund or reduction if the actual Net Decommissioning Costs are less than the Decommissioning Liquidated Damages, including under Section 9.3.5(e) and (iii) any right to challenge the prudency of the Net Decommissioning Costs or the Decommissioning Estimate under Section 9.3.6 or otherwise.

Section 9.3.4.

Subsequent Use.  In the event Owner (a) receives an offer for a Subsequent Use for service to commence immediately following the expiration or earlier termination of the Term or at any time thereafter until the Northern Pass Transmission Line has been fully Decommissioned and (b) desires to accept such offer or otherwise enter into another arrangement for a Subsequent Use, Owner shall notify Purchaser in writing of the material terms and conditions of such proposed Subsequent Use and Owner and Purchaser shall negotiate in good faith with such proposed third-party transmission customer or ISO-NE, as applicable, to determine the allocation of Net Decommissioning Costs between Purchaser and such proposed third-party transmission customer or ISO-NE, as applicable.  Any Net Decommissioning Costs allocated to Purchaser shall be fixed by reference to the budgeted amounts for Net Decommissioning Costs, as set forth in the Decommissioning Plan approved by the Management Committee (or determined pursuant to the dispute resolution provisions herein in the event of an Impasse with respect thereto), and shall not be subject to any payments or refunds pursuant to Section 9.3.5(d) or Section 9.3.5(e) with respect to Decommissioning Costs actually incurred by Owner or Salvage Proceeds actually received by Owner in connection with the Decommissioning of the Northern Pass Transmission Line.  If the Parties and the proposed third-party transmission customer or ISO-NE, as applicable, fail to reach agreement on the allocation of Net Decommissioning Costs between Purchaser and such proposed third-party transmission customer or ISO-NE, as applicable, within sixty (60) days after the receipt by Purchaser of the notice described in the first sentence of this Section 9.3.4, then Owner shall make a unilateral filing under Section 205 of the Federal Power Act to establish such allocation of Net Decommissioning Costs, consistent with this Section 9.3.4, and Purchaser shall have the right to challenge such filing.  If Owner enters into a contract or other arrangement for such Subsequent Use, then Owner shall deliver to Purchaser a statement setting forth in reasonable detail the amount equal to (i) the Net Decommissioning Costs, less (ii) the sum of (A) the reallocated portion of the Net Decommissioning Costs and (B) the balance, if any, in the Decommissioning Fund as of the date such statement is due (the "Purchaser's Decommissioning Balance"), within thirty (30) days after the later to occur of (1) the date on which this Agreement has expired or otherwise terminated, (2) the date on which Owner has entered into such contract or other arrangement for such Subsequent Use or (3) provided Owner has made a unilateral filing with FERC to establish the allocation of Net Decommissioning Costs, the date on which FERC has issued an order establishing the allocation of Net Decommissioning Costs.  If and to the extent the Purchaser's Decommissioning Balance is less than zero (0), then, concurrently with the delivery of such statement, Owner shall refund to Purchaser the absolute value of the Purchaser's Decommissioning Balance, in a single lump sum and in immediately available funds or by wire transfer, in each case, in accordance with wiring instructions provided to Owner by Purchaser in writing.  If and to the extent the Purchaser's Decommissioning Balance is greater than zero (0), then Purchaser shall pay the Purchaser's Decommissioning Balance to Owner, in a single lump sum due thirty (30) days following the receipt by Purchaser of such statement, but otherwise in a manner consistent with Section 14.1.  Either Party may deduct and setoff payment of such Purchaser's Decommissioning Balance against any accrued but unpaid payment obligation of the other Party to such Party hereunder.

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Section 9.3.5.

Decommissioning Process.  The following provisions shall apply to the Decommissioning of the Northern Pass Transmission Line unless a Subsequent Use has occurred:

(a)

Owner shall complete the Decommissioning of the Northern Pass Transmission Line in accordance with the Decommissioning Plan, unless otherwise required by Applicable Law.

(b)

In connection with the Decommissioning of the Northern Pass Transmission Line, Owner shall (ii) use commercially reasonable efforts to sell the Project Assets (other than the Project Assets acquired by Purchaser pursuant to Section 3.5(a)(iii)) at their fair market value to one or more third parties (which may include Affiliates of Owner) and (iii) credit the proceeds of such sale, net of reasonable fees (including attorneys' fees) and other expenses (including storage costs) incurred by Owner in connection with such sale (the "Salvage Proceeds") against the Decommissioning Costs, and to the extent the Salvage Proceeds exceed the Decommissioning Costs, against other amounts owed to Owner by Purchaser under this Agreement.  For the avoidance of doubt, no Project Asset acquired by Purchaser pursuant to Section 3.5(a)(iii) shall generate any Salvage Proceeds.

(c)

Owner shall draw upon the Decommissioning Fund on a monthly basis for its actual Net Decommissioning Costs.  The Decommissioning Fund shall be administered in all other respects consistent with the terms and conditions established by the Management Committee for the Decommissioning Fund.

(d)

In the event Owner's draws upon the Decommissioning Fund for its actual Net Decommissioning Costs shall have exhausted the Decommissioning Fund prior to the completion of Decommissioning, Owner shall thereafter invoice Purchaser on a monthly basis (unless another interval shall have been agreed by the Parties or approved by the Management Committee) for Owner's actual Net Decommissioning Costs thereafter incurred until the Decommissioning has been completed.  Owner shall submit such invoices to Purchaser (in reasonable detail to evidence the basis for individual billings and charges), and Purchaser shall pay the amounts set forth in such invoices, in each case, in a manner consistent with Section 14.1 (unless another manner shall have been agreed by the Parties or approved by the Management Committee).  Purchaser's payment of any amounts set forth in such invoices (i) shall not be deemed to be an acceptance or approval by Purchaser of the correctness or prudency of the costs reflected therein (provided that nothing herein shall alter the otherwise applicable burden of proof set forth in Section 8.1.4 for prudency challenges or time limit set forth in Section 14.3(b), as modified by Section 9.3.6, within which Purchaser has the right to challenge an invoice) and (ii) shall be without prejudice to any right or remedy that Purchaser may have under this Agreement, including under Section 9.3.6, to contest any such amount.  Purchaser may deduct and setoff payment of such amounts against any accrued but unpaid payment obligations of Owner to Purchaser hereunder.

(e)

If and to the extent Owner's draws upon the Decommissioning Fund shall not have exhausted the Decommissioning Fund upon the completion of Decommissioning, then, within thirty (30) days following the completion of the Decommissioning, Owner shall refund to Purchaser, in a single lump sum and in immediately

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available funds or by wire transfer, in each case, in accordance with wiring instructions provided to Owner by Purchaser in writing, the remaining balance in the Decommissioning Fund as of the date such payment is due.  Owner may deduct and setoff payment of such refund against any accrued but unpaid payment obligations of Purchaser to Owner hereunder.

Section 9.3.6.

Prudency Challenges.  Unless a Subsequent Use has occurred and subject to Section 9.3.3(e), Decommissioning Costs actually incurred by Owner and invoiced to Purchaser as provided in this Section 9.3, and Salvage Proceeds actually received by Owner and credited against the Decommissioning Costs or against other amounts owed to Owner by Purchaser under this Agreement, as provided in this Section 9.3, are subject to Purchaser's right to challenge the prudency of such Decommissioning Costs or Salvage Proceeds before FERC to the extent such Decommissioning Costs are higher than, or such Salvage Proceeds are lower than, the budgeted amounts therefor, as set forth in the Decommissioning Plan approved by the Management Committee (or determined pursuant to the dispute resolution provisions herein in the event of an Impasse with respect thereto), which prudency challenge shall be subject, mutatis mutandis, to the procedures and standards set forth in Section 8.1.4.  For purposes of applying the provisions of Section 14.3 to such prudency challenges, all invoices rendered pursuant to Section 9.3.5(d) shall be deemed to have been rendered on the date the last such invoice shall have been rendered.

Section 9.3.7.

Limitations on the Parties' Decommissioning Rights and Obligations.  The following provisions shall apply, notwithstanding anything herein to the contrary:

(a)

Subject to Section 3.5(a)(iii), following termination of this Agreement pursuant to Section 3.3.2, the Parties shall have no rights or obligations under this Section 9.3 or any other provision in this Agreement with respect to the Decommissioning of the Northern Pass Transmission Line.

(b)

If Owner shall have failed to comply with the provisions of Section 5.1.2(a)(ii)(A), then, subject to Section 3.5(a)(iii), following termination of this Agreement pursuant to Section 3.3.3, the Parties shall have no rights or obligations under this Section 9.3 or any other provision in this Agreement with respect to the Decommissioning of the Northern Pass Transmission Line.

(c)

If Owner shall have failed to comply with the provisions of Section 5.1.2(a)(ii), then, subject to Section 3.5(a)(iii), following termination of this Agreement pursuant to Section 3.3.5(a), the Parties shall have no rights or obligations under this Section 9.3 or any other provision in this Agreement with respect to the Decommissioning of the Northern Pass Transmission Line.

ARTICLE 10

RESALE OF TRANSMISSION SERVICE

Section 10.1.

Resale Rights of Purchaser.  If and to the extent Purchaser determines from time to time, and in its sole discretion, that the transmission capacity available

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over the Northern Pass Transmission Line exceeds Purchaser's needs, Purchaser shall then offer to resell such unused capacity to third parties in accordance with Applicable Law as may then be in effect (including the terms and conditions of FERC Order No. 890 et seq., if applicable).

Section 10.2.

Capacity Releases for Daily and Hourly Use.  From and after the Commercial Operation Date, if and to the extent the Total Transfer Capability of the Northern Pass Transmission Line exceeds the amount of electrical energy that Purchaser has scheduled for delivery over the Northern Pass Transmission Line by the applicable scheduling deadline (as in effect at such time) established pursuant to the Scheduling Rules, then the transmission capacity that is available for resale to third parties for the following day, and the price at which any such resales are offered, shall be posted on the OASIS site established pursuant to Section 10.3.

Section 10.3.

OASIS.

(a)

The Parties shall jointly contract with an independent, non-affiliated third party (the "OASIS Provider") for use of an OASIS site.  The OASIS Provider shall post the transmission capacity available for resale over the Northern Pass Transmission Line and schedule related transmission service over the Northern Pass Transmission Line on such OASIS site in accordance with written instructions that Purchaser or the OASIS Administrator, as applicable, may provide to the OASIS Provider from time to time.  In connection with any such posting, the Parties shall comply with FERC Order No. 890 et seq. at all times and shall direct the OASIS Provider to comply with same.

(b)

To the extent resales are made available by Purchaser pursuant to Section 10.1, the OASIS Provider shall post on the OASIS site information regarding such resales, (i) in accordance with written instructions provided by Purchaser from time to time and (ii) at a price established by Purchaser from time to time, and in its sole discretion, as permitted under Applicable Law.

(c)

The Parties shall jointly contract with an independent, non-affiliated third party (the "OASIS Administrator"), which entity may be the same as or different from the OASIS Provider, to carry out the capacity release functions for daily and hourly resales set forth in Section 10.2 in a commercially reasonable manner and in compliance with applicable FERC rules and regulations.

(i)

In addition to assigning the responsibility for such capacity release functions, such contract shall also contain the following provisions, at a minimum, unless waived by the Management Committee, (A) to the extent neither Party voluntarily assumes the responsibility to perform Necessary Administrative Functions, the OASIS Administrator shall be required to perform such functions, (B) the OASIS Administrator shall be required to use commercially reasonable efforts to collect amounts due but not paid by any third party in connection with any capacity releases and transmission resales made pursuant to this Article 10 and (C) the Parties shall have the right to terminate the contract, with or without cause, within a reasonable timeframe and without damages.  The term "Necessary Administrative Functions" as used herein includes the following functions:  entering into transmission service agreements with third-party assignees; billing and collecting transmission service payments from third-party assignees; crediting the proceeds of any capacity releases and

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transmission resales to Purchaser; making all required regulatory filings (such as Electronic Quarterly Reports) with FERC; and performing any other administrative functions relating to capacity releases, transmission resales or the scheduling of transmission service.  Any Dispute with respect to the selection of an OASIS Administrator or the terms and conditions of a contract to employ an OASIS Administrator shall be resolved pursuant to the arbitration provisions set forth in Section 18.3, but any such resolution shall be consistent with the terms of this clause (c)(i).  Following resolution of any such Dispute, the Parties will take such actions as are reasonably necessary to contract with the OASIS Administrator on the terms and conditions consistent with the resolution of such Dispute.

(ii)

Each Party shall designate a representative, and the two representatives so designated shall jointly be assigned the responsibility to (A) monitor the OASIS Administrator's activities, (B) administer the contract entered into by the Parties with the OASIS Administrator, and (C) provide periodic reports to the Management Committee, as requested by any Manager, with respect to the performance of the OASIS Administrator.

(iii)

The costs incurred pursuant to the contract with the OASIS Administrator shall be recovered under the Formula Rate in accordance with Article 8; provided that Purchaser shall not have the right under Section 8.1.4 to challenge costs incurred by Owner under a contract with the OASIS Administrator to which Purchaser is a party.  Further, Purchaser shall not have the right under Section 8.1.4 to challenge the prudency of revenues received from resales or reassignments of transmission capacity to third parties made by the OASIS Administrator pursuant to clause (c)(i) above and credited to Purchaser under the Formula Rate in accordance with Article 8.

(iv)

If either Party believes that the OASIS Administrator is acting in a manner adverse to its interests, such Party shall then have the right to submit the matter to the Management Committee for resolution.  Any Impasse with respect to such matter shall be resolved pursuant to the arbitration provisions set forth in Section 18.3.  Following resolution of any such Dispute, the Parties will take such actions as are reasonably necessary to implement the resolution of such Dispute.

(v)

Nothing contained herein shall be construed as preventing a Party from enforcing the terms and conditions of any contract with an OASIS Administrator, including the recovery of damages against the OASIS Administrator for breach, non-performance, negligence or other misfeasance in performing the Necessary Administrative Functions or its other duties thereunder; provided, however, that damages received from the OASIS Administrator by Owner, net of reasonable fees (including attorneys' fees) and other expenses incurred by Owner in connection with the receipt and final collection of such amounts, shall be credited to the Formula Rate pursuant to Article 8 to the extent such damages relate to costs paid or payable by Purchaser under the Formula Rate or revenue credits for the services of the OASIS Administrator.

Section 10.4.

Proceeds from Capacity Releases and Transmission ResalesExcept as otherwise provided in Section 15.3(b), the proceeds received by Owner of any capacity releases and transmission resales made pursuant to this Article 10 shall be credited, net of reasonable fees (including attorneys' fees) and other expenses incurred in connection with

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performance of the functions described in Section 10.2 and Section 10.3, against any Transmission Service Payment or other amounts owed to Owner by Purchaser for the calendar month subsequent to the calendar month in which such proceeds were received.  Owner shall have no liability for, or obligation to credit to Purchaser under the Formula Rate, amounts due but not paid by any third party in connection with any capacity releases and transmission resales made pursuant to this Article 10.

Section 10.5.

Owner's Rights and Obligations.   Except as expressly provided in this Agreement, Owner shall have no right or obligation to offer any transmission service over the Northern Pass Transmission Line for sale or resale to any Person other than Purchaser.

ARTICLE 11

REAL POWER LOSSES, CONGESTION AND CAPACITY RIGHTS

Section 11.1.

Real Power Losses.  Purchaser shall be responsible for all Real Power Losses associated with Firm Transmission Service and Additional Transmission Service between the U.S. Border and the Delivery Point; provided, however, that, if and to the extent any Real Power Losses associated with Firm Transmission Service and Additional Transmission Service between the U.S. Border and the Delivery Point are due to Owner's failure to exercise Good Utility Practice or otherwise discharge its obligations under this Agreement, such incremental Real Power Losses shall be treated as Non-Excused Outages for which Owner shall be liable in accordance with Section 7.4, and the rights and remedies contemplated by Section 7.4, including the rights provided in Section 3.3.12, shall collectively be the sole and exclusive remedy of Purchaser with respect to any such incremental Real Power Losses as provided in Section 7.4.4.  The assignment of losses associated with the transmission of electric power over the AC Upgrades shall be determined in accordance with the ISO-NE Rules.

Section 11.2.

Other Rights.

(a)

Purchaser shall be entitled to the following, without duplication and without additional cost to Purchaser or compensation to Owner, (i) all Other Transmission Rights associated with the Northern Pass Transmission Line or, to the extent the costs of which are incurred by Owner and recovered from Purchaser under this Agreement, the AC Upgrades, in each case, that are issued in accordance with the ISO-NE Tariff or otherwise granted under the ISO-NE Rules, or otherwise created or awarded by ISO-NE, and (ii) all other Market Products that are issued in accordance with the ISO-NE Tariff or granted under the ISO-NE Rules, or otherwise created or awarded by ISO-NE, that derive from the acquisition of transmission service over the Northern Pass Transmission Line.  As Owner's sole obligation under this clause (a), upon its receipt of any of the entitlements or rights described in the foregoing sentence, Owner shall promptly convey such entitlements or rights to Purchaser.

(b)

In the event tie benefits or interconnection capability credits (or any similar concept) are ever deemed applicable to the Northern Pass Transmission Line and to the extent allocated to either Party, Purchaser shall be entitled to one hundred

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percent (100%) of the economic benefits associated therewith (however entitled and whether existing now or in the future), without additional cost to Purchaser or compensation to Owner.

(c)

Owner shall have no obligation to support the creation or establishment of any of the rights described in clauses (a)(ii) and (b) above, but Owner may not oppose the creation or establishment of any such right, unless otherwise agreed in writing by Purchaser.  Neither Section 2.4 nor the foregoing sentence shall be construed in any way to limit the right of any Affiliate of Owner to oppose the creation or establishment of any of the rights described in clauses (a)(ii) and (b) above.

ARTICLE 12

ANCILLARY SERVICES

Section 12.1.

Responsibility for Ancillary Services.Purchaser shall be responsible for any Ancillary Services that are required under the ISO-NE Tariff in connection with the transmission of electric power over the Northern Pass Transmission Line.  Responsibility for ancillary services that are required under the ISO-NE Tariff in connection with the transmission of electric power over the AC Upgrades shall be determined in accordance with the ISO-NE Rules.

Section 12.2.

Revenues from Ancillary Services.All revenues received by Owner in respect of any ancillary services (however defined) associated with the Northern Pass Transmission Line (other than revenues received in respect of ancillary services associated with transmission service scheduled for a third-party customer) and, to the extent applicable, the AC Upgrades shall be credited, net of reasonable fees (including attorneys' fees) and other expenses incurred by Owner with respect to the provision of such ancillary services, against any amounts owed to Owner by Purchaser for the calendar month subsequent to the calendar month in which such revenues were received by Owner.

ARTICLE 13

MANAGEMENT COMMITTEE

Section 13.1.

Management Committee.No later than ten (10) days after the Execution Date, the Parties shall establish a committee ("Management Committee") by appointment of the Managers, which committee shall (a) coordinate and oversee the implementation and administration of this Agreement, including matters relating to the Parties' performance obligations under this Agreement, but excluding decisions that may be made by either or both of the Parties under the express terms and conditions of this Agreement, (b) bear responsibility for the matters expressly under the purview of the Management Committee pursuant to the terms and conditions of this Agreement, and (c) handle any other matters delegated to the Management Committee by the express written agreement of the Parties.  The ensuing provisions of this Article 13 shall apply to the Management Committee.

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Section 13.2.

Appointment and Authority of Managers.

(a)

Owner and Purchaser shall each be entitled to appoint one member to serve on the Management Committee as a voting member (each a "Manager").  In addition, Owner and Purchaser shall each designate, within ten (10) days after the Execution Date, an alternate to its Manager (each, an "Alternate Manager") with the authority to serve in place of, and with the authority of, such Manager solely if such Manager is absent from, or unavailable to attend, a Management Committee meeting.  Owner and Purchaser may also each appoint such other non-voting members of the Management Committee as such Party deems advisable to perform the tasks assigned to the Management Committee, and may remove or replace such non-voting members, in each case, in its sole discretion.  Each Party shall promptly give written notice to the other Party of any change in the business address or business telephone of its Manager or Alternate Manager (collectively, its "Authorized Representatives").

(b)

Each Authorized Representative shall be an agent of the Party that designated such Authorized Representative, and subject to Section 13.1 and the next two sentences, each Authorized Representative shall have the right and authority to bind the Party such Authorized Representative represents.  In respect of the Authorized Representatives, (i) each Authorized Representative shall have power to act (or refrain from acting) solely in accordance with the wishes of the Party that designated such Authorized Representative, (ii) the acts of an Authorized Representative with respect to any matter shall be deemed to be the acts of the Party that designated such Authorized Representative, and (iii) no Authorized Representative shall owe (or be deemed to owe) any duty (fiduciary or otherwise) to any Party other than the Party that designated such Authorized Representative.  Notwithstanding the foregoing, no Authorized Representative, in such capacity, shall have the authority to (A) amend, waive, revise, modify or terminate this Agreement or any portion thereof, (B) serve any notice alleging breach of this Agreement, or (C) enter into, settle or otherwise dismiss any FERC or arbitration proceeding under Section 18.2 or Section 18.3.

(c)

The compensation and expenses of Owner's Authorized Representatives, including an allocated share of overhead, shall be recoverable under the Formula Rate in accordance with Article 8.

Section 13.3.

Term of Managers; Resignation, Removal and Vacancies.  Each Authorized Representative shall serve until the earlier to occur of such Authorized Representative's resignation or removal.  An Authorized Representative may resign as such at any time by delivering written notice to that effect to Owner and Purchaser, and the effective date of such resignation shall be the date upon which such notice is delivered, unless another date therefor is specified therein.  An Authorized Representative may be removed or replaced at any time and for any reason and without the approval of the other Party by the Party that appointed such Authorized Representative.  In the event a vacancy on the Management Committee occurs as a result of the death, disability, resignation, removal or otherwise of a Manager, such vacancy shall be promptly filled by the Party that appointed the vacating Manager.  Such Party shall provide written notice to the other Party whenever an Authorized Representative appointed by such Party is removed or replaced.

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Section 13.4.

Meetings; Attendance.

(a)

Meetings of the Management Committee shall be held on a monthly basis prior to the Commercial Operation Date and quarterly thereafter, or more frequently as determined by the Parties or the Management Committee, on such dates and at such times as may be determined by the Management Committee.  Notwithstanding the foregoing sentence, a Party may call a special meeting by reasonable advance notice to the other Party's Manager in writing.

(b)

Each Party shall use reasonable efforts to cause its Manager or Alternate Manager to attend each Management Committee meeting, and no Party shall withhold the presence or participation of its Manager or Alternate Manager to prevent, delay or forestall decisions on matters under consideration by the Management Committee.  The Parties shall cause their respective Authorized Representatives not to delay unreasonably any actions of the Management Committee.

(c)

All meetings of the Management Committee shall be held at Owner's principal place of business or at such other place (or means if by telephone conference or other means) as shall be agreed upon by the Parties or the Management Committee.  A designee of the Management Committee shall provide written notice to each Party and Manager stating the date and hour of each Management Committee meeting, together with a detailed agenda for the meeting, not less than five (5) Business Days before such meeting.  Attendance of an Authorized Representative of a Party at a Management Committee meeting shall constitute a waiver of the foregoing notification requirement by such Party.

(d)

A designee of the Management Committee shall record minutes of each meeting and, within seven (7) Business Days following such meeting, shall provide to each Party and Manager a copy of such minutes.  If applicable, such minutes shall be in such detail as required for purposes of Section 6.7.

Section 13.5.

Rules.  The Management Committee may adopt such rules of order as it considers necessary or appropriate for the conduct of its business and the exercise of its powers, none of which shall conflict with this Agreement.

Section 13.6.

Action by the Management Committee.  An Authorized Representative of Owner and an Authorized Representative of Purchaser shall together constitute a quorum for the transaction of business, and each Authorized Representative shall have one (1) vote on all decisions of the Management Committee.  The affirmative vote of an Authorized Representative of Owner and an Authorized Representative of Purchaser shall be the act of the Management Committee.

Section 13.7.

Action by Written Consent.  Any action that may be taken by the Management Committee under this Agreement may be taken without a meeting and without a vote if there is written consent, setting forth the action so taken, and signed by an Authorized Representative of Owner and an Authorized Representative of Purchaser or with the electronic approval of an Authorized Representative of Owner and an Authorized Representative of Purchaser.  Any action taken by the written consent shall have the same force and effect as if

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taken at a meeting.  If applicable, such written consent shall be in such detail as required for purposes of Section 6.7.

Section 13.8.

Telephonic Meetings.  Managers may participate in any meeting of the Management Committee by means of conference telephone or similar communication equipment by which both Managers participating in the meeting can hear each other at the same time.  Such participation shall constitute presence in person at the meeting.

Section 13.9.

Impasse between the Managers.  Except in the case of any Annual Plan and Operating Budget, an "Impasse" shall be deemed to have occurred if, for any reason, the Authorized Representatives are unable to reach agreement on a matter submitted to the Management Committee for approval or any Dispute referred to the Management Committee for resolution within thirty (30) days after such submission or referral, or such earlier or longer period as the Management Committee may establish.  In the case of any Annual Plan and Operating Budget, an "Impasse" shall be deemed to have occurred if, for any reason, the Authorized Representatives are unable to reach agreement on an Annual Plan and Operating Budget submitted to the Management Committee within sixty (60) days after such submission, or such earlier or longer period as the Management Committee may establish.

ARTICLE 14

BILLING AND PAYMENTS

Section 14.1.

Invoices.

(a)

No later than sixty (60) days before the date Owner reasonably expects the Commercial Operation Date to occur, Owner shall deliver to Purchaser an estimated Revenue Requirement for the first Contract Year, pursuant to which the Transmission Service Payments shall be calculated under the Formula Rate, such estimated Revenue Requirement to be effective as of the Commercial Operation Date.

(b)

The monthly Transmission Service Payments shall be calculated as follows:

(i)

The monthly Transmission Service Payments for the first Contract Year shall be calculated by dividing (A) the estimated Revenue Requirement described in clause (a) above, by (B) the number of calendar months in such Contract Year.

(ii)

The monthly Transmission Service Payments for any Contract Year thereafter, other than the final Contract Year, shall be calculated by dividing (A) the estimated Revenue Requirement for such Contract Year by (B) twelve (12).

(iii)

The monthly Transmission Service Payments for the final Contract Year shall be calculated by dividing (A) the estimated Revenue Requirement for such final Contract Year by (B) number of calendar months in such Contract Year.

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(c)

Within seven (7) Business Days after the first day of each calendar month following the commencement of the Operation Phase, Owner shall submit an Invoice to Purchaser for the Transmission Service Payments owed for the preceding calendar month, and Purchaser shall pay the amounts set forth in the Invoice within fourteen (14) Business Days following its receipt of such Invoice.  During the Decommissioning Payment Period, all Invoices shall separately set forth the portion of the Transmission Service Payment that is associated with the Levelized Monthly Decommissioning Payment or Preliminary Monthly Decommissioning Payment, as applicable.  All payments shall be made in immediately available funds payable to Owner by wire transfer to a bank named by Owner, in accordance with wiring instructions provided to Purchaser by Owner in writing, except that the Levelized Monthly Decommissioning Payment or Preliminary Monthly Decommissioning Payment, as applicable, shall be made in immediately available funds and deposited into the Decommissioning Fund in accordance with the terms and conditions established by the Management Committee, as contemplated by Section 9.3.3(b).  Owner shall be entitled to change the place or recipient for payment by thirty (30) days' prior written notice to Purchaser.

(d)

Invoices provided under this Agreement will be based upon the estimated Revenue Requirement, subject to a true-up to actual costs pursuant to Section 14.2.  For the first Contract Year, the estimated Revenue Requirement described in clause (a) above shall become effective as of the Commercial Operation Date.  For each Contract Year thereafter, the estimated Revenue Requirement for such Contract Year, shall become effective on January 1st of such Contract Year.

Section 14.2.

Reconciliation; Audit Rights.

(a)

Owner shall provide Purchaser with a statement setting forth in reasonable detail all of the costs and expenses used to calculate the trued-up annual Revenue Requirement pursuant to the Formula Rate during the prior year, and the activities associated therewith, no later than sixty (60) days after Owner has filed its FERC Form 1 for such prior year.  The foregoing statement shall detail all components of the amounts included in the Formula Rate and all calculations used to determine the final Transmission Service Payments thereunder (based upon costs actually incurred).

(b)

At Purchaser's reasonable request, Owner shall make available to Purchaser any information reasonably necessary to permit Purchaser to audit Owner's application of the Formula Rate.  At Purchaser's reasonable request, Owner shall also make available to Purchaser any information reasonably necessary to support the borrowing cost of any Additional Financing described in clause (a)(i) of the definition thereof.  Owner acknowledges and agrees that the making of any payment hereunder by Purchaser or the approval of any cost estimate, budget, schedule or maintenance plan by the Management Committee shall be without prejudice to the audit rights of Purchaser provided herein.

(c)

If and to the extent the total amount of the estimated Transmission Service Payments initially paid by Purchaser for any calendar year is greater than the costs actually incurred in such calendar year under the Formula Rate, then Owner shall refund to Purchaser the excess amounts collected, together with interest thereon calculated pursuant to Section 14.5(a), in a single lump sum due on the same date on which Owner is

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required to submit the first Invoice to be delivered after the receipt by Purchaser of the statement described in clause (a) above.  If and to the extent the total amount of the estimated Transmission Service Payments initially paid by Purchaser for any calendar year is less than the costs actually incurred during such calendar year under the Formula Rate, then Purchaser shall pay a surcharge to Owner in the amount of such deficiency, together with interest thereon calculated pursuant to Section 14.5(b), which surcharge shall be payable in a single lump sum due on the same date on which Purchaser is required to pay the amounts set forth in the first Invoice to be delivered after the receipt by Purchaser of the statement described in clause (a) above.  Solely for purposes of performing the calculations set forth in this clause (c), for any calendar year, the actual amounts associated with the Levelized Monthly Decommissioning Payments or Preliminary Monthly Decommissioning Payments, as applicable, during such calendar year shall be deemed to be equal to the estimated amounts associated with the Levelized Monthly Decommissioning Payments or Preliminary Monthly Decommissioning Payments, as applicable, that are included in the estimated Transmission Service Payments for such calendar year.

Section 14.3.

Procedures for Billing Disputes.

(a)

In the event of any Impasse or other Dispute with respect to the amount owed to Owner by Purchaser under this Agreement, Purchaser shall have no right to withhold payment of the Disputed amount pending resolution of the Dispute; provided, however, that, in the event such Dispute is resolved in favor of Purchaser, Owner shall complete the following tasks consistent with the resolution of such Dispute:  (i) retroactively adjust all payments previously made by Purchaser; (ii) promptly refund all overpayments previously made by Purchaser, together with interest thereon in accordance with Section 14.2(c), in immediately available funds or by wire transfer, in each case, in accordance with wiring instructions provided to Owner by Purchaser in writing; and (iii) thereafter conform all future Invoices to reflect the resolution of such Dispute.  Purchaser's payment of any Disputed amounts (A) shall not be deemed to be an acceptance or approval by Purchaser of the correctness or prudency of the costs reflected therein (provided that nothing herein shall alter the otherwise applicable burden of proof set forth in Section 8.1.4 for prudency challenges or time limit set forth in clause (b) below within which Purchaser has the right to challenge an Invoice) and (B) shall be without prejudice to any right or remedy that Purchaser may have under this Agreement, including under Section 8.1.4, to contest any such amount.

(b)

Purchaser shall not have the right to challenge any Invoice or to bring any action of any kind challenging the propriety of any Invoice after the second (2nd) anniversary of the date payment of the Invoice was due; provided, however, that, in the case of an Invoice based upon cost estimates, such two (2)-year period shall be based upon the date such Invoice is reconciled to actual costs in a statement provided to Purchaser unless the challenge equally applied to such cost estimates, in which case such two (2)-year period shall be based upon the date on which such cost estimates was provided to Purchaser.  If an Invoice is not rendered within two (2) years after the end of the calendar month during which such Invoice should have been rendered hereunder, then the right to payment of such Invoice is waived.

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Section 14.4.

Reporting of Revenue Credits.  In the event Owner becomes aware of a material change in the revenue credits to be made to Purchaser in any calendar month as compared with the revenue credits contained in the applicable Annual Plan and Operating Budget, Owner shall promptly notify the Management Committee of the nature and amount of such revenue credits.

Section 14.5.

Interest.  All interest payable under this Section 14.5 shall be calculated pursuant to 18 C.F.R. § 35.19a(a), as such regulation (or any successor thereto) is in effect during the period during which such interest is due.

(a)

Interest on refunds owed to Purchaser by Owner under Section 3.4(b), Section 9.2 or Section 14.2(c) shall begin to accrue on the amount subject to refund, as originally invoiced, from the earlier to occur of the due date or the date of payment of the monthly Invoices to which the refund relates and shall continue to accrue until the date of payment of such refund.

(b)

Interest on surcharges owed to Owner by Purchaser under Section 3.4(b) or Section 14.2(c) shall begin to accrue on the surcharge from the due date of the monthly Invoices to which the surcharge relates and shall continue to accrue until the date of payment of such surcharge.

(c)

Amounts not paid when due to either Owner or Purchaser under this Agreement (other than amounts owed pursuant to Section 3.4(b), Section 9.2 or Section 14.2(c) shall bear interest from the date such amount was due until the date of payment of such overdue amount.  For the avoidance of doubt, as illustrated in Attachment I, if all or a portion of the amount to which such interest relates is later refunded pursuant to this Agreement, then, in calculating that refund, such interest shall not be included in the refund.  Refunds of overpayments owed to Purchaser by Owner under this Agreement (other than amounts owed pursuant to Section 3.4(b), Section 9.2 or Section 14.2(c) shall begin to accrue interest on the amount subject to refund, as originally invoiced, from the earlier to occur of the due date or the date of payment of the monthly Invoices to which the overpayment relates and shall continue to accrue interest until the date of payment of such refund.

Section 14.6.

Obligation to Make Payments.  The Parties acknowledge and agree that, except as set forth in Section 4.3.1, Section 7.4.1, Section 8.1.4, Section 14.7, Section 15.4(h) and Section 16.4, no cause or event whatsoever shall excuse or suspend Purchaser's obligation to pay Transmission Service Payments, Owner's estimate of the amounts owed to Owner by Purchaser under Section 3.3, the Decommissioning Estimate, or any other amounts payable by Purchaser under this Agreement.  The Parties also acknowledge and agree that no cause or event whatsoever shall excuse or suspend any amounts payable by Owner under this Agreement.

Section 14.7.

Offsets.  Except as otherwise provided in Section 3.4(b), Section 9.3.4, Section 9.3.5(d), Section 9.3.5(e) and Section 15.4(h), neither of the Parties shall be entitled to deduct and setoff payment of any amount owed to such Party under this Agreement against payment of any amount owing under this Agreement or any other agreement between the Parties or their Affiliates.

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ARTICLE 15

EVENTS OF DEFAULT AND REMEDIES

Section 15.1.

Purchaser Defaults.  Except to the extent excused as a result of an event of Force Majeure in accordance with Article 16, the occurrence of one or more of the following events shall constitute a default by Purchaser under this Agreement (a "Purchaser Default"):

(a)

Purchaser's failure to pay any amount due to Owner under this Agreement by the due date, which failure is not cured within thirty (30) days after the receipt by Purchaser of a demand from Owner that such amount is due and owing and has not been timely paid.

(b)

Purchaser's failure to comply in any material respect with the provisions of Article 17.

(c)

Purchaser's failure to perform or comply with any of its obligations under this Agreement, other than those described in clauses (a) and (b) above, or under the Letter Agreement, in each case, in any material respect, and, if such failure is susceptible to cure, such failure continues for thirty (30) days after the receipt by Purchaser of written notice thereof from Owner, unless such cure shall reasonably require a longer period, in which case Purchaser shall be provided such additional period as necessary to complete such cure so long as Purchaser has promptly commenced such cure and thereafter diligently pursues and completes such cure.

(d)

Any representation or warranty made by Purchaser in this Agreement is false or misleading at the time made and such inaccuracy has a material adverse effect on the ability of Owner to perform its obligations under this Agreement, individually or in the aggregate, or on the business, operations or financial condition of Owner.

(e)

Any Insolvency Event occurs with respect to Purchaser.

Section 15.2.

Owner Defaults.  Except to the extent excused as a result of an event of Force Majeure in accordance with Article 16, the occurrence of one or more of the following events shall constitute a default by Owner under this Agreement (an "Owner Default"):

(a)

Owner's failure to pay any amount due to Purchaser under this Agreement by the due date, which failure is not cured within thirty (30) days after the receipt by Owner of a demand from Purchaser that such amount is due and owing and has not been timely paid.

(b)

An Owner Delay occurs and the Operation Phase has not commenced by the fifth (5th) anniversary of Owner's Initial Deadline (which fifth (5th) anniversary shall not be subject to extension for any event of Force Majeure).

(c)

Owner's failure to comply with the provisions of Section 5.1.2(a)(ii).

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(d)

Owner's failure to comply with the provisions of Section 5.1.2(a)(iii).

(e)

Owner's failure to comply with the provisions of Section 5.1.2(e).

(f)

Owner's failure to comply with the provisions of Section 5.6; provided that such failure also constitutes a default under any Loan Agreement (or any agreement entered into by Owner with a Financing Party or any equity commitment or similar agreement entered into by any Affiliate of Owner with a Financing Party in connection therewith).

(g)

Owner's failure to comply with the provisions of Section 5.7(a).

(h)

A Non-Excused Outage occurs.

(i)

Owner's failure to comply in any material respect with the provisions of Article 17.

(j)

Owner's failure to perform or comply with any of its obligations under this Agreement, other than those described in clauses (a), (b), (c), (d), (e), (f), (g), (h) and (i) above, or under the Letter Agreement, in each case, in any material respect, and, if such failure is susceptible to cure, such failure continues for thirty (30) days after the receipt by Owner of written notice thereof from Purchaser, unless such cure shall reasonably require a longer period, in which case Owner shall be provided such additional period as necessary to complete such cure so long as Owner has promptly commenced such cure and thereafter diligently pursues and completes such cure.

(k)

Any representation or warranty made by Owner in this Agreement is false or misleading at the time made and such inaccuracy has a material adverse effect on the ability of Purchaser to perform its obligations under this Agreement, individually or in the aggregate, or on the business, operations or financial condition of Purchaser.

(l)

Any Insolvency Event occurs with respect to Owner.

Section 15.3.

Remedies Upon Purchaser Default.  Upon the occurrence of a Purchaser Default and at any time thereafter so long as the same is continuing, Owner shall be entitled, to the extent permitted by Applicable Law, to exercise one or more of the following remedies, as Owner shall elect:

(a)

In the case of a Purchaser Default pursuant to Section 15.1(a), and subject to Section 5.8, Owner may terminate this Agreement by written notice to Purchaser as of a date that is not less than ninety (90) days after the date of such notice.

(b)

In the case of a Purchaser Default pursuant to Section 15.1(a), and subject to Section 5.8, Owner may suspend all or part of Owner's obligations or Purchaser's rights under this Agreement during the period during which such Purchaser Default

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is continuing.  During any such period of suspension occurring after the Commercial Operation Date, (i) Purchaser shall not be entitled to schedule, and shall not schedule, any transactions over the Northern Pass Transmission Line and (ii) the OASIS Provider shall be directed to post any portion of the transmission capacity available over the Northern Pass Transmission Line and to attempt to sell such capacity to one or more third parties consistent with Article 10.  The proceeds of any capacity releases and transmission resales made pursuant to the foregoing sentence and received by Owner, net of reasonable fees (including attorneys' fees) and other expenses incurred by Owner in connection with this Section 15.3(b), shall be credited against any accrued but unpaid payment obligation of Purchaser to Owner hereunder.  Any proceeds in excess of such accrued but unpaid payment obligation of Purchaser shall be credited in accordance with Section 10.4; provided, however, that Owner shall have no liability for, or obligation to credit against any accrued but unpaid payment obligation of Purchaser to Owner hereunder, amounts due but not paid by any third party in connection with any capacity releases and transmission resales made pursuant to this Section 15.3(b).

(c)

Subject to Article 19 and this Section 15.3, as applicable, Owner may recover all damages suffered by Owner that are due to a Purchaser Default, including, for the avoidance of doubt, any costs or expenses (including reasonable attorneys' fees) reasonably incurred by Owner to recover any amounts owed to Owner by Purchaser under this Agreement.

(d)

Owner may exercise and enforce any and all of its rights and remedies under the Purchaser Guaranty or any other financial assurances held by Owner.

(e)

Owner may exercise any and all other rights and remedies that may be available to Owner at law or in equity, unless expressly prohibited or otherwise restricted by Article 19 or any other provision of this Agreement.  Notwithstanding the foregoing sentence, Owner shall have no right to (i) terminate this Agreement based upon a Purchaser Default, except as provided in clause (a) above, or (ii) suspend transmission service under this Agreement based upon a Purchaser Default, except as provided in clause (b) above.

Section 15.4.

Remedies Upon Owner Default.  Upon the occurrence of an Owner Default and at any time thereafter so long as the same is continuing, Purchaser shall be entitled, to the extent permitted by Applicable Law, to exercise one or more of the following remedies, as Purchaser shall elect:

(a)

In the case of an Owner Default pursuant to Section 15.2(b) or Section 15.2(d), and subject to Section 5.8, Purchaser may exercise all of its rights and remedies contemplated by Section 4.3.1, including the right to terminate this Agreement by written notice to Owner as of a date that is not less than ninety (90) days after the date of such notice.  Such rights and remedies shall collectively be the sole and exclusive remedy of Purchaser with respect to such Owner Default as provided in Section 4.3.1(b)(iii).

(b)

In the case of an Owner Default pursuant to Section 15.2(c), and subject to Section 5.8, this Agreement shall terminate in accordance with Section 3.3.5 without liability to either Party (except for any accrued but unpaid payment obligations and any

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indemnification obligations under this Agreement).  Such termination shall be the sole and exclusive remedy of Purchaser with respect to such Owner Default.

(c)

In the case of an Owner Default pursuant to Section 15.2(f), and subject to Section 5.8, Purchaser may terminate this Agreement by written notice to Owner as of a date that is not less than ninety (90) days after the date of such notice.  Such termination shall be the sole and exclusive remedy of Purchaser with respect to such Owner Default and any breach of Section 8.3(a) resulting from such Owner Default.

(d)

In the case of an Owner Default pursuant to Section 15.2(h), and subject to Section 5.8, Purchaser may exercise all of its rights and remedies contemplated by Section 7.4, including the right to terminate this Agreement by written notice to Owner as of a date that is not less than ninety (90) days after the date of such notice if the Northern Pass Transmission Line is entirely out-of-service for the five (5)-year period following a Non-Excused Outage (which five (5)-year period shall not be subject to extension for any event of Force Majeure).  Such rights and remedies shall collectively be the sole and exclusive remedy of Purchaser with respect to such Owner Default as provided in Section 7.4.4.

(e)

Upon the written agreement of the Parties on the amount of the damages suffered by Purchaser as a result of an Owner Default, or the determination of such amount pursuant to the dispute resolution provisions herein, then, if Owner shall not have paid such amount by the date specified for payment in such written agreement or within fourteen (14) Business Days after the date of such determination, as applicable, Purchaser may exercise and enforce any and all of its rights and remedies under the Purchaser's Security Documents or against Purchaser's Lien.

(f)

Subject to the limitations provided in Section 4.3.1(b)(iii), Section 7.4.4, Article 19 or this Section 15.4, as applicable, Purchaser may recover all damages suffered by Purchaser as a result of an Owner Default, including, for the avoidance of doubt, any costs or expenses (including reasonable attorneys' fees) reasonably incurred by Purchaser to recover any amounts owed to Purchaser by Owner under this Agreement.

(g)

Purchaser may exercise and enforce any and all of its rights and remedies under the Owner Guaranty or any other financial assurances held by Purchaser.

(h)

In the event the Parties agree in writing upon the amount of the damages suffered by Purchaser as a result of an Owner Default (i) due to a Non-Excused Outage or (ii) pursuant to Section 21.2, or such amount has been determined pursuant to the dispute resolution provisions herein, then, if Owner shall not have paid such amount by the date specified for payment in such written agreement or within fourteen (14) Business Days after the date of such determination, as applicable, Purchaser may deduct and setoff payment of such amount against any Transmission Service Payment.

(i)

Purchaser may exercise any and all other rights and remedies that may be available to Purchaser at law or in equity, unless expressly prohibited or otherwise restricted by Article 19 or any other provision of this Agreement.  Notwithstanding the foregoing sentence, Purchaser shall have no right to (i) terminate this Agreement based

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upon an Owner Default, except as provided in clauses (a), (c) and (d) above, or (ii) any reduction of or offset against payments under this Agreement based upon an Owner Default, except as contemplated by Section 7.4.1, Section 8.1.4, Section 14.7, Section 15.4(h) and Section 16.4, as applicable.

Section 15.5.

Disputes.  Any Dispute over whether or not an Owner Default or Purchaser Default has occurred shall be resolved in accordance with Article 18.

ARTICLE 16

FORCE MAJEURE

Section 16.1.

Definition.

(a)

"Force Majeure" means an event or circumstance that prevents a Party from performing its obligations under this Agreement, which event or circumstance is not within the reasonable control of such Party.  Such events or circumstances shall include the following, but only to the extent they satisfy the foregoing condition:  actions or inactions of any Governmental Authority; acts of God; war, terrorism, riot or insurrection; blockades; embargoes; sabotage; epidemics; explosions and fires; hurricanes, floods, blizzards, ice storms, thunderstorms and other abnormal weather conditions; national or regional general strikes, lockouts or other labor disputes.  Force Majeure shall not include (i) changes in market conditions that affect the demand for, or supply of, electrical energy or capacity or transmission service, (ii) the acts or omissions of a third party, including contractors, customers, vendors and sub-contractors, except to the extent resulting from Force Majeure, (iii) economic hardship or (iv) the financial inability of any Person to perform its obligations.

(b)

A Party shall not be required to settle any strike, walkout, lockout or other labor dispute on terms that, in the sole judgment of such Party, are contrary to its interest.  The settlement of strikes, walkouts, lockouts or other labor disputes shall be entirely within the discretion of the Party involved in such dispute.

Section 16.2.

Conditions.

(a)

If and to the extent a Party is prevented by Force Majeure from performing, in whole or part, its obligations under this Agreement and such claiming Party gives notice and details of the Force Majeure to the other Party as soon as practicable, then such claiming Party shall be excused from the performance of its obligations hereunder (other than the obligation to make any payments or comply with Article 17); provided that the suspension of performance due to Force Majeure shall be of no greater scope than is required by such Force Majeure and shall be of no greater duration than is consistent with clause (b) below.

(b)

Such claiming Party shall use commercially reasonable efforts to (i) seek to avoid and (ii) mitigate or remedy any Force Majeure in a commercially reasonable timeframe consistent with Good Utility Practice.  Subject to the limitations provided in Section 16.3, all costs and expenses incurred by Owner to comply with its obligations under

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the foregoing sentence shall be recoverable under the Formula Rate in accordance with Article 8.

Section 16.3.

Events of Loss.

(a)

Owner shall notify Purchaser as soon as practicable, but in no event later than ten (10) days, after Owner becomes aware of a Loss Occurrence.

(b)

The following provisions shall apply in the event of a Loss Occurrence during the Construction Phase:

(i)

Promptly after, but no later than sixty (60) days following a Loss Occurrence, Owner shall prepare and submit to the Management Committee for review and approval a Construction Budget and Schedule inclusive of all projected Reconstruction Costs associated with such Loss Occurrence.

(ii)

Subject to Purchaser's termination rights under Section 3.3.6 or Section 3.3.8, as applicable, and the rights of any Financing Party, Owner shall reconstruct or otherwise repair the Northern Pass Transmission Line in a manner consistent with Owner's rights and obligations under Section 5.1.2(a)(i) and Section 5.2.4(a); provided, however, that Owner shall not commence with such reconstruction or repair prior to the sixty-first (61st) day after the receipt by Purchaser's Manager of the proposed Construction Budget and Schedule described in clause (b)(i) above, unless the Management Committee shall have approved, or Purchaser shall have agreed in writing to reimburse Owner for, the costs associated therewith.  Any delays in reconstruction or repair due to Owner's compliance with the proviso to the first sentence of this clause (b)(ii) shall not constitute a violation of Good Utility Practice.

(c)

The following provisions shall apply in the event of a Loss Occurrence during the Operation Phase:

(i)

Promptly after, but no later than sixty (60) days following, a Loss Occurrence Owner shall prepare and submit to the Management Committee for review and approval a budget and schedule that sets forth all Reconstruction Costs and the expected timeline to complete the work required to reconstruct or otherwise repair the Northern Pass Transmission Line (the "Reconstruction Plan"), together with a statement for informational purposes that sets forth in reasonable detail the unamortized Rate Base calculated as of the date of such Loss Occurrence (the "Rate Base Calculation").  At the request of Purchaser's Manager, Owner shall provide the Management Committee with access to, and copies of, all reasonably requested documentation concerning such Reconstruction Plan or Rate Base Calculation.

(ii)

The Management Committee shall promptly review the proposed Reconstruction Plan, and may approve such Reconstruction Plan in whole or in part.  If an Impasse occurs with respect to the proposed Reconstruction Plan (or any part thereof), then the Impasse shall not be resolved under the dispute resolution provisions herein, and instead, subject to Purchaser's termination rights under Section 3.3.9 or Section 3.3.10, as applicable, the proposed Reconstruction Plan, with any changes agreed upon by the Management Committee, shall be deemed to be (A) in effect upon the sixty-first (61st) day after the receipt by Purchaser's

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Manager of such Reconstruction Plan and Rate Base Calculation and (B) approved by the Management Committee as of such date for purposes of Section 8.1.4(c)(i).

(iii)

Subject to Purchaser's termination rights under Section 3.3.9 or Section 3.3.10, as applicable, and the rights of any Financing Party, Owner shall reconstruct or otherwise repair the Northern Pass Transmission Line in a manner consistent with Owner's rights and obligations under Section 16.2(b) and clause (c)(iv) below; provided, however, that Owner shall not commence with such reconstruction or repair prior to the sixty-first (61st) day after the receipt by Purchaser's Manager of the proposed Reconstruction Plan and the Rate Base Calculation described in clause (c)(i) above, unless the Management Committee shall have approved, or Purchaser shall have agreed in writing to reimburse Owner for, the costs associated therewith.  Any delays in reconstruction or repair due to Owner's compliance with the proviso to the first sentence of this clause (c)(iii) shall not constitute a violation of Good Utility Practice.

(iv)

Owner shall use commercially reasonable efforts not to exceed the budgeted amounts set forth in the Reconstruction Plan; provided, however, that, consistent with Section 16.2(b), all Reconstruction Costs, whether or not set forth in such Reconstruction Plan, shall be recoverable under the Formula Rate in accordance with Article 8.

Section 16.4.

Extended Outages; Extended Term.

(a)

If an event of Force Majeure in the United States renders the Northern Pass Transmission Line entirely out-of-service for more than three hundred sixty-five (365) consecutive days (an "Extended Outage"), then Purchaser shall have no obligation to pay the ROE portion of the Transmission Service Payment or depreciation expenses from and after the final day of such three hundred sixty-five (365)-day period until such time as the Northern Pass Transmission Line has been placed back in-service at an operating condition sufficient to enable the provision of Firm Transmission Service, but Purchaser shall continue to pay all other portions of the Transmission Service Payments, including the debt component, Taxes and O&M Costs, during such Extended Outage.

(b)

Following an Extended Outage:

(i)

the Term shall be extended for a period equal to the entire period of time during which the Northern Pass Transmission Line was out-of-service due to such Extended Outage; and

(ii)

the ROE portion of the Transmission Service Payments and depreciation expenses shall resume and Owner shall recover the ROE on the remaining transmission investment and such depreciation, in each case, over the period commencing on such resumption date and ending on the last day of the penultimate year of the extended Term.

(c)

From and after the first calendar month following the Commercial Operation Date, if an event of Force Majeure causes the availability of the Northern Pass Transmission Line ("Average Availability") to fall below the Minimum Average Availability, as measured over any calendar month, then the Term shall be extended for an

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additional calendar month, except where the Term has already been extended for such unavailability of the Northern Pass Transmission Line under clause (b)(i) above.

(d)

Any costs and expenses that are incurred during any extended Term contemplated by clause (b)(i) or (c) above shall be recoverable under the Formula Rate in accordance with Article 8.

(e)

For purposes of this Section 16.4, the Average Availability for any measurement period shall be calculated using the arithmetic average of the Hourly Availability values for all hours in such measurement period.

Section 16.5.

Insurance Proceeds.  Subject to the rights of any Financing Party, if and to the extent Owner receives or is entitled to receive proceeds from insurance or other amounts payable in connection with any Force Majeure (including any Loss Occurrence), Owner shall then credit such amounts (excluding any proceeds of any liability insurance policy or any insurance proceeds or other amounts payable to any Financing Party, unless such amounts payable are permitted under the applicable Loan Documents to be applied to such Force Majeure) to Purchaser under the Formula Rate, net of reasonable fees (including attorneys' fees) and other expenses incurred by Owner in connection with the receipt and final collection of such amounts.  Owner shall use commercially reasonable efforts to pursue the collection or recovery of any such amounts and otherwise seek to enforce any rights to which it is entitled with respect to any Force Majeure (including any Loss Occurrence).

ARTICLE 17

FINANCIAL ASSURANCES

Section 17.1.

Parent Guaranty.

Section 17.1.1

Purchaser's Guaranty.

(a)

Purchaser shall cause Hydro-Québec to execute and deliver to Owner, no later than the Execution Date, a payment guaranty, substantially in the form attached hereto as Attachment E-1, for the benefit of Owner (the "Purchaser Guaranty"), which Purchaser Guaranty shall guaranty payment of (i) all present and future amounts owed by Purchaser to Owner hereunder (excluding obligations owed by Purchaser to Owner for Decommissioning Costs); provided that the aggregate liability of Hydro-Québec for such amounts shall be subject to the Stated Cap set forth in the Purchaser Guaranty, which Stated Cap shall be equal to the Determined Cap determined in accordance with this Section 17.1.1 (the "Capped Guaranteed Obligations"), (ii) the Decommissioning Liquidated Damages, as provided in the Purchaser Guaranty, and (iii) certain costs of enforcement, as provided in the Purchaser Guaranty.

(b)

In accordance with clauses (g) and (i) below, as applicable, Purchaser shall cause Hydro-Québec to reissue the Purchaser Guaranty with a revised Stated Cap from time to time.  Upon the receipt by Owner of each Purchaser Guaranty that has been

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reissued in compliance with clause (g) or (i) below, as applicable, the previously issued Purchaser Guaranty shall terminate, subject to clause (e) below.

(c)

Subject to Section 23.1, Purchaser shall cause each Purchaser Guaranty to be and remain in full force and effect at all times from and after the commencement of the Construction Phase and until the earlier to occur of (i) the date on which the obligations guaranteed thereunder have been fully, finally and indefeasibly paid, or, with respect to the obligations guaranteed thereunder with respect to the payment of the Decommissioning Liquidated Damages, the termination date therefor, as set forth in the Purchaser Guaranty, and (ii) subject to clause (e) below, the date on which a Purchaser Guaranty shall have been reissued in compliance with clause (g) or (i) below, as applicable.

(d)

The Determined Cap shall be an amount determined as follows:

(i)

until the first Redetermination Date, the Determined Cap shall equal Fifty-Five Million U.S. Dollars (U.S. $55,000,000);

(ii)

as of each Redetermination Date during the period commencing on the first Redetermination Date and ending on the last day of the Construction Phase, the Determined Cap shall equal (A) the Settlement Amount that, if applicable, would be payable upon an early termination of this Agreement as of such Redetermination Date, with the "Project Costs" component of the Settlement Amount to be determined by reference to all Project Costs that have been incurred by Owner with respect to the Northern Pass Transmission Line prior to such Redetermination Date (whether payable before or after such Redetermination Date, and including reasonable forecasts of such Project Costs to the extent the actual amounts thereof are unknown to Owner as of the date of the applicable Redetermination Certificate), and with the "Owner's Costs" component of the Settlement Amount to be determined by reference to (1) all amounts described in clauses (a) and (b) of the definition of "Owner's Costs" that have been incurred by Owner with respect to the Northern Pass Transmission Line prior to such Redetermination Date (whether payable before or after such Redetermination Date, and including reasonable forecasts of such amounts to the extent the actual amounts thereof are unknown to Owner as of the date of the applicable Redetermination Certificate), subject to the exclusions to such definition, plus (2) the Estimated Wind-Down Costs set forth in the estimate thereof delivered to Purchaser under Section 5.2.3 concurrently with the delivery to the Management Committee of the most recent Construction Budget and Schedule for the upcoming fourteen (14) calendar months after such Redetermination Date; plus (B) the budgeted Construction Costs, as set forth in the most recent Construction Budget and Schedule for the upcoming fourteen (14) calendar months after such Redetermination Date; minus (C) the sum of all Capped Guaranteed Obligations paid by Hydro-Québec to Owner under any Purchaser Guaranty prior to the date of the applicable Redetermination Certificate; provided, however, that, if Purchaser shall have submitted any matter with respect to Estimated Wind-Down Costs to the Management Committee for resolution under Section 5.2.3(b) and the Management Committee shall not have resolved such matter prior to the date of such Redetermination Certificate, then, until the Management Committee shall have agreed upon such Estimated Wind-Down Costs (or such Estimated Wind-Down Costs shall have been determined pursuant to the dispute resolution provisions in this Agreement in the event of an Impasse with respect thereto), the Estimated

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Wind-Down Costs shall be deemed equal to the Estimated Wind-Down Costs set forth in the estimate thereof delivered to Purchaser under Section 5.2.3 concurrently with the delivery to the Management Committee of the most recent Construction Budget and Schedule for the upcoming fourteen (14) calendar months after such Redetermination Date.  If the Estimated Wind-Down Costs are subsequently adjusted by the agreement of the Management Committee (or pursuant to the dispute resolution provisions in this Agreement in the event of an Impasse with respect thereto), then Purchaser shall cause Hydro-Québec to reissue the Purchaser Guaranty in accordance with clause (i) below.  For the avoidance of doubt, the budgeted Construction Costs described in the foregoing clause (B) shall be subject to the approval of the Management Committee as and to the extent provided in Section 5.2.2(b).

(iii)

as of each Redetermination Date during the Operation Phase, the Determined Cap shall equal (A) the Owner's Costs Plus EAFUDC that, if applicable, would be payable upon an early termination of this Agreement as of such Redetermination Date, with the "Owner's Costs" component of the Owner's Costs Plus EAFUDC to be determined by reference to (1) all amounts described in clauses (a) and (b) of the definition of "Owner's Costs" that have been incurred by Owner with respect to the Northern Pass Transmission Line prior to such Redetermination Date (whether payable before or after such Redetermination Date, and including reasonable forecasts of such amounts to the extent the actual amounts thereof are unknown to Owner as of the date of the applicable Redetermination Certificate), subject to the exclusions to such definition, plus (2) the Estimated Wind-Down Costs set forth in the estimate thereof delivered to Purchaser under Section 6.4 concurrently with the delivery to the Management Committee of the Capital Plan for the upcoming Contract Year after such Redetermination Date; plus (B) the sum of (1) the budgeted amounts set forth in the Capital Plan for the upcoming Contract Year after such Redetermination Date, plus (2) the budgeted amounts set forth in the Multiyear Outlook for the second and third Contract Years after such Redetermination Date (the sum of the amounts set forth in the foregoing clauses (1) and (2), the "Budgeted Amount"); minus (C) the sum of all Capped Guaranteed Obligations paid by Hydro-Québec to Owner under any Purchaser Guaranty prior to the date of the applicable Redetermination Certificate; provided, however, that:

(1)

if Purchaser shall have submitted any matter with respect to Estimated Wind-Down Costs to the Management Committee for resolution under Section 6.4(b) and the Management Committee shall not have resolved such matter prior to the date of such Redetermination Certificate, then, until the Management Committee shall have agreed upon such Estimated Wind-Down Costs (or such Estimated Wind-Down Costs shall have been determined pursuant to the dispute resolution provisions in this Agreement in the event of an Impasse with respect thereto), the Estimated Wind-Down Costs shall be deemed equal to the Estimated Wind-Down Costs set forth in the estimate thereof delivered to Purchaser under Section 6.4 concurrently with the delivery to the Management Committee of the most recent Annual Plan and Operating Budget for the upcoming Contract Year after such Redetermination Date;

(2)

if the Management Committee shall not have approved such Capital Plan or Multiyear Outlook (or such Capital Plan or Multiyear Outlook

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shall not have been determined pursuant to the dispute resolution provisions in this Agreement in the event of an Impasse with respect thereto) prior to the date of such Redetermination Certificate, then, until the Management Committee shall have approved such Capital Plan or Multiyear Outlook (or such Capital Plan or Multiyear Outlook shall have been determined pursuant to the dispute resolution provisions in this Agreement in the event of an Impasse with respect thereto), the Budgeted Amount shall be deemed equal to the sum of the budgeted amounts for the upcoming three (3) Contract Years after such Redetermination Date, as set forth in (x) the Multiyear Outlook most recently approved by the Management Committee (or determined pursuant to the dispute resolution provisions in this Agreement in the event of an Impasse with respect thereto) or (y) if no such Multiyear Outlook exists, then the Multiyear Outlook most recently delivered to the Management Committee under Section 6.3; and

(3)

if the Estimated Wind-Down Costs, Capital Plan or Multiyear Outlook is subsequently adjusted by the agreement of the Management Committee (or pursuant to the dispute resolution provisions in this Agreement in the event of an Impasse with respect thereto), then Purchaser shall cause Hydro-Québec to reissue the Purchaser Guaranty in accordance with clause (i) below.

(iv)

in the case of each of clauses (d)(ii) and (d)(iii) above, (A) the adjustments required pursuant to Section 3.4(c) shall apply mutatis mutandis to the Determined Cap and (B) the dollar amount of the Determined Cap shall be rounded up to the nearest One Million Dollars ($1,000,000), unless such dollar amount is Zero Dollars ($0).

(e)

Notwithstanding anything in this Section 17.1.1 to the contrary, if, prior to any Redetermination Date, a claim for Capped Guaranteed Obligations has been submitted by Owner to Hydro-Québec under any Purchaser Guaranty (an "Existing Guaranty") but not yet paid by Hydro-Québec thereunder (an "Outstanding Claim"), then such Existing Guaranty shall not terminate upon the reissuance of a new Purchaser Guaranty, but shall continue in full force and effect solely with respect to such Outstanding Claim and the costs of enforcement thereof, as provided in such Existing Guaranty and subject to the Stated Cap set forth in such Existing Guaranty (as reduced by the sum of all Capped Guaranteed Obligations paid by Hydro-Québec to Owner under such Existing Guaranty prior to such Redetermination Date ("Prior Claims")).  With respect to the Purchaser Guaranty subsequently reissued by Hydro-Québec in accordance with clause (g) or (i) below for such Redetermination Date (which reissued Purchaser Guaranty shall be in addition to the Existing Guaranty until the Existing Guaranty terminates in accordance with this clause (e)), and for purposes of calculating the Determined Cap (as redetermined in accordance with clause (d) above) to be set forth in such reissued Purchaser Guaranty, the Determined Cap shall be reduced to the extent, if any, Hydro-Québec shall have accepted, in writing, liability for such Outstanding Claim prior to the reissuance of such Purchaser Guaranty.  If and when Hydro-Québec pays the lesser of the (i) the entire Outstanding Claim (or the portion of such Outstanding Claim that satisfies in full such Outstanding Claim, as mutually agreed by Hydro-Québec and Owner or for which Hydro-Québec is found liable pursuant to the final order of a court of competent jurisdiction) and (ii) the Stated Cap set forth in such Existing Guaranty (as reduced by the sum of all Prior Claims) ("Satisfying Amount"), then, if and to the extent an additional adjustment is required to the Stated Cap set forth in such reissued Purchaser Guaranty, Purchaser shall cause Hydro-Québec

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to reissue such Purchaser Guaranty in accordance with clause (i) below.  If and when (A) Hydro-Québec pays the Satisfying Amount, together with the costs of enforcement thereof, as provided in such Purchaser Guaranty, or (B) Hydro-Québec is found not to be liable for such Outstanding Claim pursuant to the final order of a court of competent jurisdiction, then, in each case, the Existing Guaranty shall terminate.

(f)

The amount of the Determined Cap, as redetermined as of each Redetermination Date, as provided in clause (d) above, shall be set forth in a certificate of Owner, showing the calculation thereof in reasonable detail (a "Redetermination Certificate"). With respect to each Redetermination Date during the Construction Phase, Owner shall deliver a Redetermination Certificate to Purchaser within thirty (30) days after the date on which Owner shall have delivered the applicable Construction Budget and Schedule to Purchaser's Manager under Section 5.2.2.  With respect to each Redetermination Date during the Operation Phase, Owner shall deliver a Redetermination Certificate to Purchaser by the earlier to occur of (i) seventy-five (75) days after the date on which Owner shall have delivered the applicable Capital Plan and Multiyear Outlook to Purchaser's Manager under Section 6.3 and (ii) thirty (30) days after the date on which the Management Committee shall have approved such Capital Plan and Multiyear Outlook (or such Capital Plan and Multiyear Outlook shall have been determined pursuant to the dispute resolution provisions in this Agreement in the event of an Impasse with respect thereto).  Purchaser promptly shall acknowledge such Redetermination Certificate and deliver such acknowledged Redetermination Certificate to Hydro-Québec.

(g)

Subject to Section 23.1, Purchaser shall cause Hydro-Québec, following the receipt by Purchaser of each Redetermination Certificate (regardless of any Impasse or other Dispute with respect to the Redetermination Certificate), to reissue the Purchaser Guaranty, as provided herein, with a revised Stated Cap equal to the Determined Cap, as so redetermined in accordance with clause (d) above, but subject to clause (e) above, and as set forth in such Redetermination Certificate, which Purchaser Guaranty shall be effective as of the date of issuance.  Provided that a Redetermination Certificate is provided to Purchaser, the failure of Purchaser to acknowledge such Redetermination Certificate, or of Hydro-Québec to reissue such Purchaser Guaranty with such revised Stated Cap, as provided in this clause (g), within forty-five (45) days following the receipt by Purchaser of such Redetermination Certificate, shall be deemed to be a termination by Purchaser of this Agreement under Section 3.3.8 or Section 3.3.10, as applicable, unless Section 3.3.6 is applicable.

(h)

If Owner fails to provide any Redetermination Certificate required by clause (f) above within fifteen (15) days after the receipt by Owner of written notice of such failure from Purchaser, Purchaser may provide such Redetermination Certificate to Hydro-Québec, with a copy to Owner, and Purchaser shall cause Hydro-Québec thereafter to reissue the Purchaser Guaranty in accordance with clause (g) above, with a revised Stated Cap equal to the Determined Cap, as so redetermined in accordance with clause (d) above, but subject to clause (e) above, and as set forth in such Redetermination Certificate, which Purchaser Guaranty shall be effective as of the date of issuance.  Owner shall be entitled to Dispute any amount set forth in such Redetermination Certificate in accordance with Section 18.1(b).

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(i)

Without limiting the provisions of Section 5.2.2(b) or Section 8.1.4(c), Purchaser's acknowledgement or issuance of a Redetermination Certificate or Hydro-Québec's issuance of a Purchaser Guaranty shall be without prejudice to any right or remedy that Purchaser may have under this Agreement to contest any amount set forth in a Redetermination Certificate, and none of the foregoing actions by Purchaser or Hydro-Québec shall be construed in any way to create a presumption that the Redetermination Certificate or Determined Cap is correct.  Upon resolution of any Dispute as to whether or not the Determined Cap set forth in a Redetermination Certificate is mathematically correct or was calculated in accordance with clause (d) or (e) above, or resolution of any Impasse with respect to the Estimated Wind-Down Costs, Capital Plan or Multiyear Outlook, in each case, as contemplated by this Section 17.1.1, Purchaser shall cause Hydro-Québec to reissue the Purchaser Guaranty, as provided herein, with a revised Stated Cap equal to the Determined Cap, as so determined by the agreement of the Management Committee or pursuant to the dispute resolution provisions in this Agreement, but subject to clause (e) above, which Purchaser Guaranty shall be effective as of the date of issuance.  The failure of Hydro-Québec to reissue such Purchaser Guaranty with such revised Stated Cap, as provided in this clause (i), within forty-five (45) days following the resolution of any such Dispute or Impasse, shall be deemed to be a termination by Purchaser of this Agreement under Section 3.3.8 or Section 3.3.10, as applicable, unless Section 3.3.6 is applicable.

Section 17.1.2

Owner's Guaranty.  Owner shall (b) cause each of Northeast Utilities and NSTAR to execute and deliver to Purchaser, no later than the Execution Date, a payment guaranty, substantially in the form attached hereto as Attachment E-2, for the benefit of Purchaser (each an "Owner Guaranty"), and (c) subject to Section 23.1, cause each such Owner Guaranty to be and remain in full force and effect at all times from and after the Commercial Operation Date and until the amounts guaranteed thereunder have been fully, finally and indefeasibly paid.  The Owner Guaranty to be executed and delivered by Northeast Utilities shall be in the maximum principal amount equal to Twenty-Five Million Dollars ($25,000,000) multiplied by the ratio of Northeast Utilities' beneficial ownership interest in Owner to the aggregate beneficial interests in Owner owned by Northeast Utilities and NSTAR, and the Owner Guaranty to be executed and delivered by NSTAR shall be in the maximum principal amount equal to Twenty-Five Million Dollars ($25,000,000) multiplied by the ratio of NSTAR's beneficial ownership interest in Owner to the aggregate beneficial interests in Owner owned by Northeast Utilities and NSTAR.  Purchaser agrees to cooperate with Northeast Utilities and NSTAR, at their written request, to amend the Owner Guaranties from time to time to amend the maximum principal amount of each such Owner Guaranty in proportion to the respective beneficial ownership interests in Owner owned by Northeast Utilities and NSTAR, such that the aggregate principal amount of the Owner Guaranties issued by Northeast Utilities and NSTAR at all times shall equal Twenty-Five Million Dollars ($25,000,000) (less any amounts drawn under such Owner Guaranties).

Section 17.2.

Purchaser's Lien.

Section 17.2.1

Security Documents.  No later than the Distribution Date, as additional security for Owner's performance of its obligations hereunder, including payment of any indemnification obligations of Owner to Purchaser pursuant to Section 21.2, Owner shall (a) execute, deliver, and record a mortgage and security agreement and all other agreements,

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documents, or instruments required or customary to provide Purchaser with a fully perfected security interest and mortgage lien in and to (i) the Northern Pass Transmission Line, and (ii) all real property rights and related personal property rights, contractual rights, Governmental Approvals, or other rights of Owner relating to the Northern Pass Transmission Line and the AC Upgrades (collectively, the "Purchaser Mortgage"), (b) execute and deliver a security agreement and all other agreements, documents, or instruments required or customary to provide Purchaser with a fully perfected security interest in and to (i) any material contracts entered into in connection with the Northern Pass Transmission Line or the AC Upgrades, and (ii) all of Owner's other assets relating to the Northern Pass Transmission Line and the AC Upgrades, including all personal property rights, contractual rights, Governmental Approvals, or other rights of Owner to develop, procure, construct, operate, and maintain the Northern Pass Transmission Line (collectively, the "Security Agreement"), and (c) cause each of its members to grant to Purchaser a present and continuing perfected lien on, and security interest in, all of the equity interests in Owner (collectively, the "Membership Pledges," and collectively with the Purchaser Mortgage and the Security Agreement, "Purchaser's Security Documents").  The Purchaser's Security Documents shall be based upon the agreements securing Owner's obligations under the Construction Loan Agreement, but shall not include any representations, warranties, covenants, or restrictions other than those that are reasonably required with respect to the creation, validity, perfection, protection or enforcement of Purchaser's security interests in the assets and property described in this Section 17.2.1 or as may otherwise be reasonably satisfactory to Purchaser, Owner, and the Financing Parties.  The Purchaser's Security Documents shall provide that any such document may be assigned by Purchaser solely to the assignee of Purchaser pursuant to a permitted assignment of this Agreement.  Subject to the rights of any Financing Parties, Owner shall cause the mortgage, liens and security interests created pursuant to Purchaser's Security Documents (collectively, "Purchaser's Lien") to be maintained in full force and effect at all times following the Distribution Date and until the later to occur of the expiration or earlier termination of the Term or the date on which any accrued but unpaid payment obligation of Owner to Purchaser hereunder shall have been fully, finally and indefeasibly satisfied.  Promptly following such later date, Purchaser shall release the Purchaser's Lien.  The granting of Purchaser's Lien shall not be to the exclusion of, or be construed to limit, the amount of any claims, causes of action or other rights accruing to Purchaser by reason of any breach by Owner under this Agreement, an Owner Default or the termination of this Agreement.

Section 17.2.2

Subordination.  Purchaser's Lien shall be subordinate in right of priority and remedies only to the interests of the Financing Parties, to the extent of the Project Debt Obligations, but shall be superior in priority to all other indebtedness of Owner secured by the assets subject to the Purchaser's Security Documents.  The subordination of Purchaser's Lien shall be effective on the terms and conditions set forth in Attachment F without necessity of the execution by Purchaser of further instruments to effectuate such subordination (provided that Purchaser's Security Documents shall be subject to the terms and conditions set forth in Attachment F), but Purchaser agrees to execute and deliver, at the request of any Financing Party, such documents or instruments as may be reasonably required to confirm such subordination on the terms and conditions set forth in Attachment F and otherwise on terms and conditions reasonably required by the Financing Parties.  Solely for purposes of the automatic subordination provided for in this Section 17.2.2, the principal amount of the Project Debt Obligations to which Purchaser's Lien is subordinate shall be deemed to be equal to fifty percent (50%) of Owner's total capitalization; provided that any documents or instruments executed by

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Purchaser, at the request of any Financing Party, pursuant to the second sentence of this Section 17.2.2 shall specify the maximum actual principal amount of the Project Debt Obligations (consistent with Owner's obligations under Section 5.6 and Section 8.3(a)) to which Purchaser's Lien is subordinate.  No later than the Distribution Date, Purchaser shall execute and deliver, at the request of Hydro-Québec Lender, a subordination agreement or intercreditor agreement with Hydro-Québec Lender with respect to Purchaser's Lien on the terms and conditions set forth in Attachment F and otherwise reasonably satisfactory to Purchaser and Hydro-Québec Lender.  In addition, no later than the date on which funds are initially distributed by the Term Loan Lender under the Term Loan Agreement, or, if applicable, by an Additional Lender under the loan and credit agreements entered into by Owner with respect to any Additional Financing that such Additional Lender commits to provide, Purchaser shall, at Owner's request, cooperate and diligently negotiate with each Term Loan Lender or such Additional Lender the form of a subordination agreement or intercreditor agreement with respect to Purchaser's Lien, substantially on the terms and conditions set forth in Attachment F, with such other terms and conditions as may be customary for transactions of a similar nature and as may be reasonably required by the Term Loan Lender or such Additional Lender (any such agreement, the "Subordination Agreement").

Section 17.2.3

Recording.  Upon or promptly after the Distribution Date, the Parties shall file and record, at the expense of Owner, the Purchaser Mortgage.  In addition, Owner hereby agrees to take such further action and execute such further instruments as may be reasonably requested by Purchaser to confirm and continue the validity, priority, and perfection of Purchaser's Lien, and agrees to cooperate with Purchaser in the execution and filing of, and hereby authorizes the execution and filing of, such financing statements under the Uniform Commercial Code or other Applicable Law, as may be requested by Purchaser or required by Applicable Law, upon or promptly after such date, and to confirm and continue the validity, priority, and perfection of Purchaser's Lien.

Section 17.2.4

Transfer of Governmental Approval.  The Purchaser's Security Documents shall provide that, in the event Purchaser acts to obtain title (directly or indirectly) to the Northern Pass Transmission Line by exercise of its rights thereunder, Owner shall cooperate diligently with Purchaser in connection with the transfer to Purchaser of all Governmental Approvals necessary to construct, own or operate the Northern Pass Transmission Line.

ARTICLE 18

DISPUTE RESOLUTION

Section 18.1.

Referral to the Management Committee.

(a)

Either Party may refer a Dispute (other than a Dispute over the matters described in Section 13.2(b)(iii)(A), Section 13.2(b)(iii)(B) and Section 13.2(b)(iii)(C)) to the Management Committee by written notice to the other Party of such referral ("Dispute Notice"); provided that, following an Impasse with respect to any matter upon which the Managers were unable to reach agreement or any Dispute that the Managers

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were unable to resolve, such matter or Dispute shall not be referred back to the Management Committee pursuant to this clause (a).  Such Dispute Notice shall include a Position Statement.  Each Party shall honor any reasonable request made by the other Party for information with regard to a Dispute.

(b)

Subject to Section 18.2 and except as expressly provided otherwise in this Agreement, any Dispute that has not been timely resolved by the Management Committee, as provided in Section 13.9 (or any Dispute that may not be referred to the Management Committee, as described in clause (a) above), shall be finally resolved in accordance with Section 18.3.

(c)

All negotiations pursuant to this Section 18.1 shall be deemed to be confidential and shall be treated as compromise and settlement negotiations, and no evidence with regard to any proposal made during such negotiations shall be admissible in any arbitration under Section 18.3 or in any other proceeding following such negotiations, including any FERC proceeding or filing contemplated by Section 18.2.

Section 18.2.

Disputes to be Resolved by FERC.  In the event a Dispute over any of the following matters is not resolved in accordance with Section 18.1(a), either Party shall have the right to file for relief with FERC, subject to Article 20, unless the Parties mutually agree to resolve such Dispute in accordance with Section 18.3 or by some other means:

(a)

Any matter subject to challenge under Section 8.1.4;

(b)

Any matter subject to challenge under Section 8.1.5;

(c)

Any matter subject to challenge under Section 8.4(b);

(d)

Any matter subject to challenge under Section 8.6(d);

(e)

Any matter subject to challenge under Section 8.6(f);

(f)

Any filing or Dispute under Article 9 or Article 10 (to the extent that Article 9 or Article 10 does not expressly require resolution under Section 18.3);

(g)

Any matter subject to challenge under Article 20; or

(h)

Any matter that is subject to the exclusive jurisdiction of FERC; provided that, in the event any Party objects to the reference of any such matter to FERC on the grounds that such matter is not subject to the exclusive jurisdiction of FERC, the matter shall be referred to FERC for resolution of the Dispute as to whether or not such matter is subject to the exclusive jurisdiction of FERC.

Nothing contained in this Agreement shall be construed as precluding a Party from filing any answer, protest or other opposition to any FERC filing made by the other Party, unless expressly prohibited under the terms of this Agreement.

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Section 18.3.

Arbitration.

Section 18.3.1

Arbitration of Technical Disputes.

(a)

Within thirty (30) days after the Execution Date, the Parties shall propose the names of up to three (3) technical experts to act as Expert Arbitrators for Technical Disputes that may arise ("Expert Arbitrator Candidates").  A Party shall accept or reject any Expert Arbitrator Candidate proposed by the other Party within ten (10) Business Days after such proposal.  The Parties shall continue to propose Expert Arbitrator Candidates until the panel of Expert Arbitrators is comprised of at least three (3) Expert Arbitrators (the "Panel").  The Parties shall agree upon the order of the Expert Arbitrators on the Panel.  If any Expert Arbitrator is no longer available to serve on the Panel or ceases to satisfy the criteria for an Expert Arbitrator, then the Parties shall promptly agree upon a suitable replacement.

(b)

Once the period for resolution of a Dispute submitted to the Management Committee, as set forth in Section 18.1, has terminated without a resolution of such Dispute, or earlier if both Parties agree, and in the event the Dispute is technical in nature (a "Technical Dispute"), the Technical Dispute may be submitted by either Party (with concurrent notice of such submission to the other Party (a "Technical Dispute Notice")) for arbitration by an Expert Arbitrator (an "Expert Arbitration").  Any Party involved in the Technical Dispute may object to reference of the Technical Dispute to an Expert Arbitrator on the grounds that such Technical Dispute is not appropriate for resolution by Expert Arbitration by giving notice of such objection to the other Party within ten (10) Business Days after the receipt by such Party of the Technical Dispute Notice, whereupon an Expert Arbitrator selected in accordance with clause (c) below shall determine whether or not such Dispute is a Technical Dispute appropriate for resolution by Expert Arbitration.  In the event the Expert Arbitration determines that the Dispute is a Technical Dispute appropriate for resolution by Expert Arbitration, such Dispute shall be resolved in accordance with this Section 18.3.1.  Absent such determination, the Technical Dispute shall be finally resolved in accordance with Section 18.3.2.

(c)

The Parties shall promptly confer as to which of the Expert Arbitrators on the Panel have the appropriate expertise to hear the Technical Dispute.  Promptly thereafter, the Party referring the Technical Dispute to Expert Arbitration shall contact the first Expert Arbitrator on the Panel who the Parties mutually agree has such expertise.  If such Expert Arbitrator has any financial interest in the outcome of any Dispute or is unavailable to serve in a timely fashion, then the other Expert Arbitrators on the Panel who the Parties mutually agree have such expertise shall be contacted in order until an Expert Arbitrator without any financial interest in the outcome of the Technical Dispute is available to hear the Technical Dispute in a timely fashion.  If, for any reason, all of the Expert Arbitrators on the Panel without any financial interest in the outcome of any Dispute are unavailable to hear the Technical Dispute, or the Parties fail to agree that any of the available Expert Arbitrators on the Panel have the appropriate expertise to hear the Technical Dispute, then Parties shall have ten (10) days to agree upon a suitable Expert Arbitrator.  If the Parties fail to agree, within such ten (10)-day period, upon an Expert Arbitrator to hear the Technical Dispute, then, on the request of either Party, the International Chamber of Commerce ("ICC") Center for Expertise shall appoint an Expert Arbitrator to hear the Technical Dispute.

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(d)

The arbitration of the Technical Dispute shall be conducted in New York, New York (or such other place to which the Parties mutually agree in writing), in accordance with ICC Rules for Expertise.  The language of the arbitration of the Technical Dispute and of all documentation in the arbitration shall be English.  The Expert Arbitrator may request information and documents from the Parties that he or she determines to be reasonably necessary to resolve the Technical Dispute.  The Expert Arbitrator shall review evidence and other submissions by the Parties and, unless the Parties mutually agree otherwise, shall hold a one (1)-day hearing.  The Parties and the Expert Arbitrator shall use commercially reasonable efforts to have the Expert Arbitrator render a final award as soon as possible, and if practicable, within ninety (90) days after his or her appointment.  Such time period may be extended by the Expert Arbitrator for good cause shown or by the written agreement of both Parties.  The award of the Expert Arbitrator shall be in writing and shall briefly state the findings of fact and conclusions of law upon which it is based; it shall be final and binding on the Parties, and may be entered and enforced in any court having jurisdiction.

Section 18.3.2

Arbitration for Other Disputes.

(a)

Disputes not covered by Section 18.3.1 shall be finally resolved by arbitration in accordance with the Rules of the ICC (the "Rules"), as in effect from time to time.

(b)

The place of arbitration shall be New York, New York (or such other place to which the Parties mutually agree in writing).  The language of the arbitration and of all documentation in the arbitration shall be English.  If the amount in controversy is Five Million Dollars ($5,000,000) or less (including all claims and counterclaims), then the Dispute shall be decided by a single arbitrator who shall be agreed upon by the Parties within twenty (20) days after the receipt by a Party of a copy of a written demand for arbitration from the other Party.  If the amount in controversy is more than Five Million Dollars ($5,000,000) (including all claims and counterclaims), then the Dispute shall be decided by three (3) neutral and impartial arbitrators, one of whom shall be appointed by each of the Parties in accordance with the Rules, and the third arbitrator, who shall chair the arbitral tribunal, shall be appointed by the Party-appointed arbitrators within fifteen (15) days after the appointment of the second arbitrator.  In the event any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the ICC.  Any arbitrator appointed by the ICC shall be a retired judge or a practicing attorney, with not less than fifteen (15) years of experience with large complex cases and who, if practicable, is an experienced arbitrator of disputes involving transmission facilities.  All arbitrators shall be fluent in the English language.  The Parties, with the consent of the arbitrator(s), shall be entitled to discovery of documents directly related to the issues in Dispute.  The arbitrator(s) may also request additional information from the Parties.  The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq.  The award of the arbitrator(s) shall be in writing and shall briefly state the findings of fact and conclusions of law upon which it is based; it shall be final and binding on the Parties, and may be entered and enforced in any court having jurisdiction.

Section 18.3.3

Arbitral Awards; Fees and Expenses.  No Expert Arbitrator or arbitrator is empowered to award damages in excess of compensatory damages and each Party

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expressly waives and foregoes any right to damages, claims, or remedies identified in Article 19.  The fees and expenses of the Expert Arbitrator or arbitrator(s), as applicable, and the costs of the facilities required for the Expert Arbitration or arbitration, as applicable, shall be paid equally by the Parties, unless the award specifies a different division of such costs and expenses.  Each Party shall be responsible for its own expenses, including attorneys' fees.  Each of the Parties shall be afforded adequate opportunity to present information in support of its position on the Dispute being arbitrated.

Section 18.3.4

Confidentiality.  All Disputes shall be resolved in a confidential manner.  The Expert Arbitrator or arbitrator(s), as applicable, shall agree to hold any information received during the Expert Arbitration or arbitration, as applicable, in the strictest of confidence and shall not disclose to any non-party the existence, contents or results of the Expert Arbitration or arbitration, as applicable, or any other information about such Expert Arbitration or arbitration, as applicable.  No Party shall disclose or permit the disclosure of any information about the evidence adduced or the documents produced by the other Party in such proceedings or about the existence, contents or results of the proceeding, except as (x) may be required by Applicable Law or a Governmental Authority, (y) may be necessary in an action in aid of such proceedings or for enforcement of an arbitral award, and (z) reasonably required for enforcement or interpretation of this Agreement by FERC to the extent any Dispute is brought to FERC as provided in Section 18.2.  Before making any disclosure permitted by the foregoing clauses (x) and (y), the Party intending to make such disclosure shall give the other Party reasonable written notice in advance of the intended disclosure and afford the other Party a reasonable opportunity to protect its interests.  The following information shall not be subject to the restrictions provided for in this Section 18.3.4:

(a)

Information that is a matter of public knowledge at the time of its disclosure or is thereafter published in or otherwise ascertainable from a source available to the public without breach of this Agreement;

(b)

Information that is obtained from a Person other than by or as a result of unauthorized disclosure; or

(c)

Information that, prior to the time of disclosure, had been independently developed or obtained by the disclosing Party or its Affiliates independent of information obtained as a result of unauthorized disclosure.

Section 18.3.5

Arbitration Proceedings.  Each Party shall proceed to conclude the Expert Arbitration or arbitration, as applicable, proceeding as quickly as reasonably possible.  If a Party refuses to participate in any such proceeding, then the other Party may petition any court of law having proper jurisdiction for an order to compel Expert Arbitration or arbitration, as applicable.  All costs and expenses incurred by the petitioning Party in enforcing such participation obligation shall be paid for by the refusing Party.

Section 18.3.6

Exclusive Remedies.  Except for any Dispute to be resolved pursuant to Section 18.2, Expert Arbitration or arbitration, as applicable, under this Section 18.3 shall be the exclusive remedy for all Disputes arising under this Agreement that are not resolved by the Management Committee.

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Section 18.4.

Equitable Remedies.  Notwithstanding anything herein to the contrary, prior to the appointment of an Expert Arbitrator under Section 18.3.1 or the arbitrator or arbitrators under Section 18.3.2, either Party may seek temporary injunctive relief in a court of law with jurisdiction over the Parties to maintain the status quo or prevent irreparable harm.  Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitrator(s) shall have full authority to grant provisional remedies or order the Parties to request that a court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any Party to respect the orders of the arbitrator(s) to that effect.

ARTICLE 19

LIMITATION OF REMEDIES

NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY NOR ANY OF THEIR RESPECTIVE AGENTS, SUBCONTRACTORS, REPRESENTATIVES OR AFFILIATES SHALL BE LIABLE TO THE OTHER PARTY FOR PUNITIVE, CONSEQUENTIAL, SPECIAL, MULTIPLE, EXEMPLARY, INCIDENTAL OR INDIRECT DAMAGES OF ANY NATURE, INCLUDING THE FOLLOWING:  LOSS OF REVENUE OR PROFIT FROM THE WHOLESALE SALE OF POWER; ADVERSE RATE IMPACTS ON RETAIL OR WHOLESALE CUSTOMERS OF EITHER PARTY OR THEIR RESPECTIVE AFFILIATES; LOSS OF A TAX BENEFIT OR TAX CREDIT; LOSS OF USE DAMAGES (EXCEPT AS EXPRESSLY CONTEMPLATED IN Section 4.3.1 OR Section 7.4 OR FOR ANY DIRECT DAMAGES SUFFERED BY PURCHASER AS A RESULT OF A BREACH BY OWNER OF ITS OBLIGATIONS UNDER Section 6.2, Article 10, Section 11.2 OR Article 12); COST OF REPLACEMENT POWER; COST OF REPLACEMENT TRANSMISSION SERVICE (EXCEPT AS EXPRESSLY CONTEMPLATED IN Section 4.3.1 OR Section 7.4); OR CLAIMS OF CUSTOMERS FOR LOSS OF POWER OR PRODUCTION, IN EACH CASE, ARISING OUT OF OR RELATING TO THE PERFORMANCE OF THIS AGREEMENT, AND WHETHER SUCH LIABILITY IS CLAIMED IN CONTRACT OR TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY, WARRANTY, FAILURE OF GOOD UTILITY PRACTICE OR ANY OTHER LEGAL OR EQUITABLE THEORY).

FOR THE AVOIDANCE OF DOUBT, THE PARTIES ACKNOWLEDGE AND AGREE THAT Section 4.3.1 OR Section 7.4 PROVIDE THE SOLE AND EXCLUSIVE REMEDIES FOR ANY LOSS OF USE CONTEMPLATED BY Section 4.3.1 OR Section 7.4 AND NOTHING IN Section 6.2, Article 10, Section 11.2 OR Article 12 SHALL SUPERSEDE, SUPPLEMENT OR AMEND SUCH SOLE AND EXCLUSIVE REMEDIES.

THIS Article 19 IS IN ADDITION TO THE SPECIFIC LIMITATIONS ON REMEDIES REFERENCED IN Article 15.

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ARTICLE 20

MODIFICATION OF THIS AGREEMENT

Section 20.1.

Certain Changes to Formula Rate.  Notwithstanding anything herein to the contrary, nothing contained in this Agreement shall be construed as affecting in any way the right of Owner to make a unilateral filing at any time under Section 205 of the Federal Power Act or the regulations promulgated thereunder to change the Formula Rate.  In the event of any such Section 205 filing, Purchaser shall have the right to oppose Owner's proposed changes to the Formula Rate in any FERC proceeding.  In addition, notwithstanding anything herein to the contrary, nothing contained in this Agreement shall be construed as affecting in any way the right of Purchaser to file a complaint at any time under Section 206 of the Federal Power Act seeking to change the Formula Rate.  Notwithstanding the foregoing provisions, no filing by Owner under Section 205 of the Federal Power Act or by either Party under Section 206 of the Federal Power Act shall be permitted to the extent that it is inconsistent with the terms and conditions of this Agreement.

Section 20.2.

Other Modifications.  The Parties specifically intend and acknowledge and agree that, except as otherwise expressly provided in this Agreement, (a) this Agreement shall not be subject to amendment or other modification, absent the written agreement of both Parties and (b) neither Party shall be permitted to make a filing with FERC under any provision of the Federal Power Act or the regulations promulgated thereunder that seeks to amend or otherwise modify, or requests FERC to amend or otherwise modify, any provision of this Agreement at any time during the Term, except to implement an amendment or other modification to this Agreement that has been reduced to writing and signed by both Parties.  In addition, to the extent any third party, or FERC acting sua sponte seeks to amend or otherwise modify, or requests FERC to amend or otherwise modify, any provision of this Agreement, the standard of review for any proposed amendment or other modification shall be the "public interest" standard of review set forth in United Gas Pipe Line Co. v. Mobile Gas Service Corp., 350 U.S. 332 (1956), and Federal Power Commission v. Sierra Pacific Power Co., 350 U.S. 348 (1956), and as further defined in Morgan Stanley Capital Group, Inc. v. Public Utility District No. 1 of Snohomish County, 128 S.Ct. 2733 (2008) and NRG Power Marketing, LLC v. Maine Public Utilities Commission, 130 S.Ct. 693 (2010).

ARTICLE 21

INDEMNIFICATION

Section 21.1.

Purchaser Indemnity.  Purchaser shall indemnify, defend and hold harmless Owner and Owner's Affiliates and their respective officers, directors, shareholders, managers, members, partners, agents, employees, representatives, and permitted successors and assigns (each, an "Owner Indemnified Party"), from and against any and all claims, demands, suits, proceedings, judgments, losses, liabilities, damages, in each case, resulting from any third-party claims, together with any costs and expenses (including reasonable attorneys' fees) incurred by any such Owner Indemnified Party, and arising out of (a) the performance by the OASIS Provider or the OASIS Administrator of capacity release functions and transmission resales

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pursuant to this Agreement or (b) the gross negligence, willful misconduct or criminal misconduct of Purchaser.  Purchaser shall have no obligations under the immediately preceding sentence to the extent any claims, demands, suits, proceedings, judgments, losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by any such Owner Indemnified Party are caused by or arise from the gross negligence, willful misconduct or criminal misconduct of, or breach or default of contract by, an Owner Indemnified Party.

Section 21.2.

Owner Indemnity.  Owner shall indemnify, defend and hold harmless Purchaser and Purchaser's Affiliates and their respective officers, directors, shareholders, managers, members, partners, agents, employees, representatives, and permitted successors and assigns (each, a "Purchaser Indemnified Party"), from and against any and all claims, demands, suits, proceedings, judgments, losses, liabilities, damages, in each case, resulting from any third-party claims, together with any costs and expenses (including reasonable attorneys' fees) incurred by any such Purchaser Indemnified Party, and arising out of the gross negligence, willful misconduct or criminal misconduct of Owner, other than Excluded Claims.  Owner shall have no obligations under the immediately preceding sentence to the extent any claims, demands, suits, proceedings, judgments, losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by any such Purchaser Indemnified Party are caused by or arise from the gross negligence, willful misconduct or criminal misconduct of, or breach of contract by, a Purchaser Indemnified Party.

Section 21.3.

Procedures.  Promptly after the receipt by any Person seeking indemnification under this Article 21 (the "Indemnified Party") of written notice of the assertion of any claim by a third party with respect to any matter in respect of which indemnification may be sought hereunder (a "Third Party Claim"), the Indemnified Party shall give written notice (the "Indemnification Notice") to the Party from which indemnification is sought (the "Indemnifying Party"), and shall thereafter keep the Indemnifying Party reasonably informed with respect thereto; provided, however, that the failure of the Indemnified Party to give the Indemnifying Party notice as provided herein shall not relieve the Indemnifying Party of any of its obligations hereunder, except to the extent that the Indemnifying Party is materially prejudiced by such failure.  The Indemnifying Party shall be entitled to assume the defense of any Third Party Claim by written notice to the Indemnified Party of such intention given within thirty (30) days after the receipt by the Indemnifying Party of the Indemnification Notice; provided, however, that counsel selected by the Indemnifying Party shall be reasonably satisfactory to the Indemnified Party.  The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense of any Third Party Claim (other than during any period during which the Indemnified Party has failed to give notice of such Third Party Claim as provided above).  If the Indemnifying Party shall assume the defense of the Third Party Claim, then the Indemnifying Party shall not compromise or settle such Third Party Claim without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, that the Indemnified Party shall have no obligation to consent to any settlement that (a) does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff of a release of the Indemnified Party from all liability with respect to such Third Party Claim or (b) involves the imposition of equitable remedies or the imposition of any material obligations on such Indemnified Party other than financial obligations for which such Indemnified Party is indemnified hereunder.  As long as the Indemnifying Party is contesting any

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such Third Party Claim on a timely basis, the Indemnified Party shall not pay, compromise or settle any claims brought under such Third Party Claim.  Notwithstanding the assumption by the Indemnifying Party of the defense of any Third Party Claim as provided in this Section 21.3, the Indemnified Party shall be permitted to participate in the defense of such Third Party Claim and to employ counsel at its own expense (it being understood that the Indemnifying Party controls such defense); provided, however, that, if the defendants in any Third Party Claim shall include both an Indemnifying Party and any Indemnified Party, and such Indemnified Party shall have reasonably concluded that counsel selected by the Indemnifying Party has a conflict of interest because of the availability of different or additional defenses to such Indemnified Party, such Indemnified Party shall then have the right to select separate counsel to participate in the defense of such Third Party Claim on its behalf, at the expense of the Indemnifying Party; provided that the Indemnifying Party shall not be obligated to pay the expenses of more than one separate counsel for all Indemnified Parties, taken together.

Section 21.4.

Defenses.  If the Indemnifying Party shall fail to notify the Indemnified Party of its desire to assume the defense of any Third Party Claim within the prescribed period of time, or shall notify the Indemnified Party that it will not assume the defense of any such Third Party Claim, then the Indemnified Party may assume the defense of any such Third Party Claim, in which case it may do so acting in good faith and otherwise in such manner as it may deem appropriate, and the Indemnifying Party shall be bound by any determination made in such Third Party Claim.

Section 21.5.

Cooperation.  The Indemnified Party and the Indemnifying Party shall each cooperate fully (and shall each cause its Affiliates to cooperate fully) with the other in the defense of any Third Party Claim pursuant to this Article 21.  Without limiting the generality of the foregoing, each such Person shall furnish the other such Person (at the expense of the Indemnifying Party) with such documentary or other evidence as is then in its or any of its Affiliates' possession, as may reasonably be requested by the other Person for the purpose of defending against any such Third Party Claim.

Section 21.6.

Recovery.  The amount of any indemnity hereunder shall be reduced by any insurance proceeds (including any proceeds of any liability insurance policy or any insurance proceeds or other amounts payable to any Financing Party, unless such amounts payable are permitted under the applicable Loan Documents to be applied to the Third Party Claim) actually recovered by the Indemnified Party in connection with the Third Party Claim.  If at any time subsequent to the receipt by an Indemnified Party of an indemnity payment hereunder, such Indemnified Party (or any Affiliate thereof) receives any recovery, settlement or other similar payment with respect to the Third Party Claim for which it received such indemnity payment (a "Recovery"), such Indemnified Party shall then promptly pay to the Indemnifying Party the amount of such Recovery, less any expenses incurred by such Indemnified Party (or its Affiliates) in connection with such Recovery, but in no event shall any such payment exceed the amount of such indemnity payment.

Section 21.7.

Subrogation.  To the extent the Indemnifying Party makes or is required to make any indemnity payment to the Indemnified Party, the Indemnifying Party shall be entitled to exercise, and shall be subrogated to, any rights and remedies (including rights of indemnity, rights of contribution and other rights of recovery) that the Indemnified Party or any

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of its Affiliates may have against any other Person with respect thereto, whether directly or indirectly related.  The Indemnified Party shall permit the Indemnifying Party to use the name of the Indemnified Party and the names of the Indemnified Party's Affiliates in any transaction or in any proceeding or other matter involving any of such rights or remedies; and the Indemnified Party shall take such actions as the Indemnifying Party may reasonably request for the purpose of enabling the Indemnifying Party to perfect or exercise its right of subrogation hereunder.

ARTICLE 22

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 22.1.

Mutual Representations and Warranties.  Each Party hereby represents and warrants to the other Party that all of the statements in this Section 22.1 are true and correct as of the Execution Date (unless another date is expressly indicated) and will be true and correct as of the Effective Date and as of the Commercial Operation Date, but not as of any other date:

(a)

It has knowledge and experience in financial matters and in the electric industry that enable it to evaluate the merits and risks of this Agreement and the transactions contemplated hereby, and is capable of evaluating such merits and risks and assuming such risks.  It is acting for its own account, has made its own independent decision to enter into this Agreement as to whether this Agreement is appropriate and proper for it based upon its own judgment, is not relying upon the advice or recommendations of the other Party in doing so, and understands and accepts the terms, conditions, and risks of this Agreement and the transactions contemplated hereby;

(b)

It has entered into this Agreement in connection with the conduct of its business;

(c)

The other Party is not acting as a fiduciary or an advisor with respect to this Agreement or the transactions contemplated hereby;

(d)

It is not subject to an Insolvency Event and there are no proceedings pending or being contemplated by it or, to its knowledge, threatened against it that could result in the occurrence of an Insolvency Event with respect to it; and

(e)

It is an entity subject to the procedures and substantive provisions of the Bankruptcy Code applicable to U.S. corporations or limited liability companies, as applicable, generally.

Section 22.2.

Additional Representations and Warranties of Purchaser.  Purchaser hereby represents and warrants to Owner that all of the statements in this Section 22.2 are true and correct as of the Execution Date (unless another date is expressly indicated) and, except for the statement in Section 22.2(h), will be true and correct as of the Effective Date and as of the Commercial Operation Date, but not as of any other date:

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(a)

Purchaser is duly organized, validly existing, and in good standing under the laws in the State of Delaware and is qualified in each other jurisdiction where the failure to so qualify would have a Material Adverse Effect on Purchaser, and Purchaser has all requisite power and authority to conduct its business, own its properties, and to execute, deliver, and perform its obligations under this Agreement;

(b)

Purchaser has all requisite corporate power and authority necessary to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and to consummate the transactions contemplated hereby, and this Agreement has been duly executed and delivered by Purchaser;

(c)

Assuming due authorization, execution and delivery by Owner, this Agreement constitutes Purchaser's legal, valid and binding obligation enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and other laws of general application relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

(d)

No legal proceeding is pending or, to its knowledge, threatened against Purchaser or any of its Affiliates that could have a Material Adverse Effect on Purchaser;

(e)

No event with respect to Purchaser has occurred or is continuing that would constitute a Purchaser Default, and no Purchaser Default will occur as a result of Purchaser entering into or performing its obligations under this Agreement;

(f)

The execution, delivery and performance of this Agreement by Purchaser does not and will not (i) violate any provisions of its certificate of incorporation or bylaws, or any Applicable Law; or (ii) violate, or result in any breach of, or constitute any default under, any agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected;

(g)

No actions, Consents, notifications, waivers, orders and filings are necessary with respect to the execution, delivery and performance of this Agreement by Purchaser; and

(h)

To the best of Purchaser's knowledge, the Canadian Approvals and the Operational Approvals constitute all of the actions, Consents, notifications, waivers, orders and filings that are necessary to commence construction of the Québec Line in a manner consistent with Attachment A.

(i)

Purchaser is in compliance with all Applicable Laws, except such noncompliance as could not reasonably be expected to have a Material Adverse Effect on Purchaser.  Purchaser has not received any written notice that it is under investigation with respect to a violation of any Applicable Law that could reasonably be expected to have a Material Adverse Effect on Purchaser.

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Section 22.3.

Additional Representations and Warranties of Owner. Owner hereby represents and warrants to Purchaser that all of the statements in this Section 22.3 are true and correct as of the Execution Date (unless another date is expressly indicated) and, except for the statement in Section 22.3(g),will be true and correct as of the Effective Date and as of the Commercial Operation Date, but not as of any other date:

(a)

Owner is duly organized, validly existing, and in good standing under the laws in the State of New Hampshire and is qualified in each other jurisdiction where the failure to so qualify would have a Material Adverse Effect on Owner, and Owner has all requisite power and authority to conduct its business, own its properties, and to execute, deliver, and perform its obligations under this Agreement;

(b)

Owner has all requisite limited liability company power and authority necessary to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and to consummate the transactions contemplated hereby, and this Agreement has been duly executed and delivered by Owner;

(c)

Assuming due authorization, execution and delivery by Purchaser, this Agreement constitutes Owner's legal, valid and binding obligation enforceable against Owner in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and other laws of general application relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

(d)

No legal proceeding is pending or, to its knowledge, threatened against Owner or any of its Affiliates that could have a Material Adverse Effect on Owner;

(e)

No event with respect to Owner has occurred or is continuing that would constitute an Owner Default, and no Owner Default will occur as a result of Owner entering into or performing its obligations under this Agreement;

(f)

The execution, delivery and performance of this Agreement by Owner does not and will not (i) violate any provisions of its articles of organization or operating agreement, or any Applicable Law; or (ii) violate, or result in any breach of, or constitute any default under, any agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected;

(g)

To the best of Owner's knowledge, the Owner Approvals and the Operational Approvals constitute all of the actions, Consents, notifications, waivers, orders and filings that are necessary with respect to the execution, delivery and performance of this Agreement by Owner, other than the AC Upgrade Approvals; and

(h)

Owner is in compliance with all Applicable Laws, except such noncompliance as could not reasonably be expected to have a Material Adverse Effect on Owner.  Owner has not received any written notice that it is under investigation with respect to a violation of any Applicable Law that could reasonably be expected to have a Material Adverse Effect on Owner.

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Section 22.4.

NO OTHER REPRESENTATIONS OR WARRANTIES.THE REPRESENTATIONS AND WARRANTIES OF OWNER SET FORTH IN Section 22.1 AND Section 22.3 ARE OWNER'S SOLE REPRESENTATIONS AND WARRANTIES ASSOCIATED WITH THE NORTHERN PASS TRANSMISSION LINE AND ARE MADE IN LIEU OF ALL OTHER REPRESENTATIONS, WARRANTIES AND GUARANTEES, EXPRESS OR IMPLIED, ASSOCIATED WITH THE NORTHERN PASS TRANSMISSION LINE, INCLUDING REPRESENTATIONS OR WARRANTIES AS TO MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.  THE FOREGOING SENTENCE SHALL NOT BE CONSTRUED IN ANY WAY TO LIMIT OWNER'S EXPRESS OBLIGATIONS UNDER THIS AGREEMENT.

ARTICLE 23

TRANSFER OF INTERESTS

Section 23.1.

No Transfer of Interests.

(a)

Any (i) direct or indirect change of control of either Party (whether voluntary or by operation of law), (ii) sale, transfer or other disposition of all or substantially all of the assets of either Party or (iii) except as provided in Section 23.3, assignment, transfer or other disposition of, whether to one or more assignees or transferees, all or any portion of either Party's rights, interests or obligations under this Agreement (each of the foregoing, a "Transfer"), shall require the prior written consent of the other Party, which consent shall not be unreasonably withheld, delayed or conditioned when viewed in light of all reasonable considerations, including the security or other financial assurances to be provided by on or behalf of any proposed successor or assign (including the net worth and creditworthiness of the issuer) and the availability and terms of any consent required from any Financing Party in connection with such Transfer.  Any Transfer in contravention of this Article 23 shall be null and void.

(b)

If Owner consents to a Transfer by Purchaser pursuant to this Section 23.1, then, upon such Transfer, including (i) the assumption, in writing by the Transferee, of Purchaser's obligations under this Agreement with respect to the Transferred portion of this Agreement, which assumption is not subject to conditions that have not been satisfied or waived, and (ii) delivery to Owner of any replacement security or other financial assurances to be provided by or on behalf of such Transferee, then, provided that a Purchaser Default shall not have occurred and be continuing, (x) the obligations of Purchaser (and of Hydro-Québec under the Purchaser Guaranty) shall terminate to the extent of the Transferred portion of this Agreement (it being understood that the Stated Cap shall be reduced in proportion to the Transferred portion of this Agreement), and Purchaser and Hydro-Québec shall be fully, finally, and unconditionally released from all liability associated therewith to the extent of the Transferred portion of this Agreement, and (y) at the request of Purchaser, Owner shall execute and deliver, to Purchaser or Hydro-Québec, a full, final, and unconditional release of the Purchaser Guaranty, in such form as Purchaser may reasonably request, with respect to the Transferred portion of this Agreement.

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(c)

If Purchaser consents to a Transfer by Owner pursuant to this Section 23.1, then, upon such Transfer, including (i) the assumption, in writing by the Transferee, of Owner's obligations under this Agreement with respect to the Transferred portion of this Agreement, which assumption is not subject to conditions that have not been satisfied or waived, and (ii) delivery to Purchaser of any replacement security or other financial assurances to be provided by or on behalf of such Transferee, then, provided that an Owner Default shall not have occurred and be continuing, (x) the obligations of Owner (and of Northeast Utilities and NSTAR under the Owner Guaranties and the Membership Pledges) shall terminate to the extent of the Transferred portion of this Agreement (it being understood that the aggregate liability of Northeast Utilities and NSTAR under the Owner Guaranties shall be reduced in proportion to the Transferred portion of this Agreement), and Owner, Northeast Utilities and NSTAR shall be fully, finally, and unconditionally released from all liability associated therewith to the extent of the Transferred portion of this Agreement, and (y) at the request of Owner, Purchaser shall execute and deliver, to Owner, Northeast Utilities or NSTAR, a full, final, and unconditional release of the Owner Guaranties and the Membership Pledges, in such form as Owner may reasonably request, with respect to the Transferred portion of this Agreement.  For the avoidance of doubt, neither the Purchaser Mortgage nor the Security Agreement shall not terminate upon any Transfer by Owner pursuant to this Section 23.1, unless otherwise agreed in writing by Purchaser.

Section 23.2.

Exceptions.  Notwithstanding Section 23.1, consent shall not be required for any of the following:

(a)

Any (i) change of control of Owner or (ii) transfer or other disposition of all or substantially all of the assets of Owner, in each case, resulting from a collateral assignment in favor of a Financing Party in accordance with Section 23.3;

(b)

Any change of control of Owner resulting from the direct or indirect transfer of interests in Northeast Utilities or NSTAR; or

(c)

Any change of control of Purchaser resulting from the direct or indirect transfer of interests in Hydro-Québec.

Section 23.3.

Collateral Assignment.  Owner shall be entitled, without restriction, to make one or more assignments of this Agreement for purposes of collateral security or any or all of its rights and benefits hereunder to or for the benefit of any and all Financing Parties, or grant to or for the benefit of any and all Financing Parties a lien on, or security interest in, any right, title or interest in all or any part of Owner's rights hereunder for the purpose of the financing or successive refinancing of the ownership, development, engineering, construction or operation of the Northern Pass Transmission Line; provided, however, that such assignment for purposes of collateral security shall recognize Purchaser's rights under this Agreement on terms and conditions as may be customary for financings of a similar nature and reasonably requested by any Financing Party.  To facilitate Owner's obtaining of financing or successive refinancing for the ownership, development, engineering, construction or operation of the Northern Pass Transmission Line, Purchaser shall cooperate with Owner and shall execute and deliver such consents, acknowledgements, direct agreements or similar documents as may be customary for financings of a similar nature and reasonably requested by any Financing Party.  Purchaser shall

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also, at Owner's request, cause Hydro-Québec to cooperate with Owner to execute and deliver such consents, acknowledgements, direct agreements or similar documents as may be customary for financings of a similar nature and reasonably requested by any Financing Party.

ARTICLE 24

MISCELLANEOUS

Section 24.1.

Governing Law.  This Agreement and each of its provisions shall be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of law rules other than Section 5-1401 of the New York General Obligations Law.

Section 24.2.

Entire Agreement.  This Agreement, together with the Attachments, constitutes the entire agreement and understanding among the Parties with respect to all subjects covered hereby and thereby and supersedes all prior discussions, agreements and understandings among the Parties with respect to such matters.

Section 24.3.

Severability.  Except as otherwise provided in Section 2.2, (a) in the event any part of this Agreement is held to be illegal, invalid or unenforceable to any extent, the legality, validity and enforceability of the remainder of this Agreement shall not be affected thereby, and shall remain in full force and effect and shall be enforced to the greatest extent permitted by Applicable Law and (b) with respect to any provision found to be illegal, invalid or unenforceable by an arbitrator having jurisdiction, the Parties shall endeavor to replace such invalid, illegal or unenforceable provision with the valid, legal and enforceable provision that achieves, as nearly as practicable, the commercial intent of this Agreement (as it may be amended from time to time).

Section 24.4.

Notices.  All notices, billings, requests, demands, waivers, consents and other communications under this Agreement shall be in writing and shall be effective (a) upon personal delivery thereof, including by overnight mail or courier service, with a record of receipt, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon the fourth (4th) day after mailing, (c) in the case of notice by facsimile for any communications other than billings, upon transmission; provided that such facsimile transmission is promptly confirmed by either of the methods set forth in the foregoing clause (a) or (b), in each case, addressed to each Party and copy party hereto at its address set forth below or at such other address as a Party may from time to time designate by written notice to the other Party pursuant to this Section 24.4, (d) in the case of notice by facsimile for billings only (but not any other communication, including any subsequent demand notice for any unpaid amounts), upon receipt of confirmation of successful transmission, but without any further requirement for evidence of receipt or confirmation by either of the methods set forth in the foregoing clause (a) or (b), or (e) in the case of notice by electronic mail for billings only (but not any other communication, including any subsequent demand notice for any unpaid amounts), upon transmission, without any requirement for evidence of receipt or confirmation by either of the methods set forth in the foregoing clause (a) or (b); provided that the Party delivering such notice did not receive any notice of unsuccessful or delayed transmission.  A notice given in

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connection with this Section 24.4 but received on a day other than a Business Day, or after business hours in the situs of receipt, shall be deemed to be received on the next Business Day.

If to Owner:

Northern Pass Transmission LLC

c/o Northeast Utilities Service Company

Attention:  James A. Muntz, President

107 Selden Street

Berlin, Connecticut 06037

United States of America

Facsimile:  (860)665-6717

Email:  muntzja@nu.com

With a copy to:

Northern Pass Transmission LLC

c/o Northeast Utilities Service Company

Attention:  Senior Vice President and General Counsel

56 Prospect Street

Hartford, Connecticut 06103

United States of America

Facsimile:  (860)728-4581

Email:  butlegb@nu.com

For billing purposes only:

Northern Pass Transmission LLC

c/o Northeast Utilities Service Company

Attention:  Manager – Transmission Rates

107 Selden Street

Berlin, Connecticut 06037

United States of America

Facsimile:  (860)665-2609

Email:  coopelm@nu.com

If to Purchaser:

H.Q. Hydro Renewable Energy, Inc.

75, René-Lévesque Boulevard West, 18th Floor

Montréal (Québec) Canada

H2Z 1A4

Attention:  Christian G. Brosseau, President

Facsimile:  (514)289-5484

Email:  brosseau.christian@hydro.qc.ca

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For billing purposes only:

H.Q. Hydro Renewable Energy, Inc.

75, René-Lévesque Boulevard West, 18th Floor

Montréal (Québec) Canada

H2Z 1A4

Attention:  Brigitte Benicy, Billing Manager

Facsimile:  (514)289-6867

Email:  benicy.brigitte@hydro.qc.ca

Section 24.5.

Waiver; Cumulative Remedies.  Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but such waiver shall not be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.  No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a subsequent waiver of, or estoppel with respect to, the same or any other term or by Applicable Law.  Except as otherwise provided in Section 14.3(b), the failure of or delay on the part of either Party to enforce or insist upon compliance with or strict performance of any term or condition of this Agreement, or to take advantage of any of its rights thereunder, shall not constitute a waiver or relinquishment of any such terms, conditions, or rights, but the same shall be and remain at all times in full force and effect.  Except as otherwise provided herein, the remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law or in equity.

Section 24.6.

Confidential Information.  Each Party hereby agrees that it shall not disclose, or cause to be disclosed, to third parties any Confidential Information with respect to the other Party or any material or information identified as Critical Energy Infrastructure Information (other than to a disclosing Party's Affiliates and its and their respective counsel, directors, officers, employees, lenders, advisors or consultants, in each case, who have a need to know such information and have agreed to keep such information confidential).  Each Party shall be responsible for ensuring that any Person to whom it discloses any Confidential Information shall comply with the restrictions in this Section 24.6.  The restrictions in this Section 24.6 shall not apply (w) to the extent disclosure is required by Applicable Law or the requirements of a Governmental Authority, (x) to the extent reasonably deemed by the disclosing Party to be required or desirable in connection with regulatory proceedings (including proceedings relating to FERC or any other national, federal, provincial, state or regulatory agency), (y) to the extent reasonably deemed by the disclosing Party to be required to be disclosed in connection with a Dispute between the Parties, or the defense of any litigation or dispute, or (z) as approved for release or disclosure by the other Party.  In the event disclosure is made pursuant to this Section 24.6, the disclosing Party shall use reasonable efforts to minimize the scope of any disclosure and advise recipients of the confidentiality restrictions provided herein.  Notwithstanding the foregoing, this Section 24.6 shall not apply to the following information:

(a)

Information that is a matter of public knowledge at the time of its disclosure or is thereafter published in or otherwise ascertainable from a source available to the public without breach of this Section 24.6;

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(b)

Information that is obtained from a Person other than by or as a result of unauthorized disclosure; or

(c)

Information that, prior to the time of disclosure, had been independently developed or obtained by the disclosing Party or its Affiliates independent of information obtained as a result of unauthorized disclosure.

Section 24.7.

No Third-Party Rights.  Except for any Financing Parties contemplated by Section 23.3 and any Owner Indemnified Party or Purchaser Indemnified Party contemplated by Article 21, the Parties do not intend for this Agreement to confer a third-party beneficiary status or rights of action upon any Person whatsoever other than the Parties and their permitted successors and assigns, and nothing contained herein, either express or implied, shall be construed to confer upon any Person, other than the Parties and their permitted successors and assigns, any rights of action or remedies under this Agreement or in any manner, or any duty, standard of care, or liability with respect thereto.  This Agreement does not create third-party rights.

Section 24.8.

Permitted Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of each of the Parties and their successors, legal representatives and assigns.

Section 24.9.

Relationship of the Parties.  This Agreement shall not be construed as creating an association, joint venture, trust or partnership between the Parties or as imposing any partnership obligation or liability upon either Party.  Except as contemplated by Article 10 or Section 15.3(b, neither Party shall have any right, power or authority to enter into any agreement or undertaking for, or act on behalf of, or to act as or be an agent or representative of, or to otherwise bind, the other Party.

Section 24.10.

Construction.  No presumption shall operate in favor of or against either Party as a result of any responsibility for drafting this Agreement.

Section 24.11.

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.  The Parties acknowledge and agree that any document or signature delivered by facsimile or electronic transmission shall be deemed to be an original executed document for all purposes hereof.

Section 24.12.

Survival.  The provisions of Section 3.3, Section 3.4, Section 3.5, Section 3.6, Article 9, Article 13 (if and to the extent required for purposes of determining the Decommissioning Plan and Decommissioning Estimate, as provided in Section 9.3), Article 14, Article 15, Section 17.2.1, Article 18, Article 19, Article 20, Article 21 and this Article 24 shall survive the expiration or earlier termination of this Agreement.

Section 24.13.

Language.  All notices, requests, demands, waivers, consents and other communications between Owner and Purchaser under this Agreement shall be conducted in English.

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Section 24.14.

Headings and Table of Contents.  The headings of the articles and sections of this Agreement and the Table of Contents are inserted for purposes of convenience only, and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 24.15.

Waiver of Immunities.  The Parties acknowledge and agree that this Agreement and the transactions contemplated hereby constitute a commercial transaction.  To the extent a Party (including any assignees of a Party's rights or obligations under this Agreement) may be entitled, in any jurisdiction, to claim for itself, or any of its assets, revenues or properties, sovereign or other immunity, as the case may be, from service of process, suit, the jurisdiction of any court or arbitral tribunal, attachment (whether in aid of execution or otherwise) or enforcement of a judgment (interlocutory or final) or award or any other legal process in a matter arising out of or relating to this Agreement, each Party agrees not to claim or assert, and hereby waives, such immunity.  Without limiting the generality of the foregoing, each Party agrees that the waivers set forth in this Section 24.15 shall have the fullest scope permitted under the Immunities Act and under any other Applicable Law related to sovereign immunity.

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IN WITNESS WHEREOF, Owner and Purchaser have executed this Agreement as of the Execution Date.

OWNER:

NORTHERN PASS TRANSMISSION LLC

By:

  /s/ James A. Muntz

Name:

  James A. Muntz

Title:

President-Northern Pass Transmission LLC

PURCHASER:

H.Q. HYDRO RENEWABLE ENERGY, INC.

By:

  /s/ Christian G. Brosseau

Name:

  Christian G. Brosseau

Title:

   President

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ATTACHMENT A

HVDC Transmission Project

I.

Technical Design of the Northern Pass Transmission Line

1.

HVDC Line:

•

Transmission Line Voltage Level:  +/-300 kV

•

Approximate Length:  140 miles

•

Transmission Line Construction:  Overhead line

•

Connections/Terminuses:  The northern terminus of the HVDC Line will interconnect with the Québec Line at the U.S. Border.  The southern terminus of the HVDC Line will be at the DC/AC converter station to be located near the Webster substation in the City of Franklin in the State of New Hampshire.

2.

AC Line:

•

Transmission Line Voltage Level:  345 kV

•

Approximate Length:  43 miles

•

Transmission Line Construction:  Overhead line

•

Connections/Terminuses:  The northern terminus of the AC Line will be at the Franklin substation at the DC/AC converter station to be located near the Webster substation in the City of Franklin in the State of New Hampshire.  The southern terminus of the AC Line will be at the Deerfield substation in the State of New Hampshire.

3.

DC/AC Converter Station:

•

The DC/AC converter station to be located near the Webster substation in the City of Franklin in the State of New Hampshire will be designed and constructed in accordance with the Design Capability in order to support bidirectional DC power flows over the Northern Pass Transmission Line to and from the 345 kV AC transmission system operated by ISO-NE.

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II.

One-Line Diagram of the HVDC Transmission Project

TO MONTÉRÉGIE
7048
TO NICOLET
7096
TO APPALACHES
7095
735kV
230kV
DES CANTONS SUBSTATION
2310
2308
2307
2306
HVDC BIPOLAR CONVERTER ±300kV 1200MW
QUÉBEC
VERMONT
NEW HAMPSHIRE
HVDC BIPOLAR CONVERTER ±300kV 1200MW
PROPOSED FACILITIY
345kV
FRANKLIN SUBSTATION
3132
TO BUXTON
385
TO GARVINS
G146
TO MADBURY
L175
TB14
7310
851
851S
785
72
246
4629
0292
275
7518
TB90
345kV
115kV
373
3240
C129
D118
TO SCOBIE POND
TO THREE RIVERS
TO ROCHESTER
TO PINE HILL
DEERFIELD SUBSTATION

NORTHERN PASS TRANSMISSION PROJECT

THE NORTHERN PASS

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ATTACHMENT B

Formula Rate Sheet

I.

Methodology

This formula sets forth the method that Owner shall use to determine its Revenue Requirement for the Northern Pass Transmission Line and AC Upgrades under the Transmission Service Agreement, dated as of October 4, 2010, and is subject to all of the terms and conditions of such Agreement.

The Revenue Requirement under the Agreement shall be derived through an annual Formula Rate calculation effective for the first Contract Year and each subsequent Contract Year based upon the estimated costs of the Northern Pass Transmission Line and the AC Upgrades.  An annual true-up shall be performed by recalculation of the estimated costs for the first Contract Year and each subsequent Contract Year based upon actual cost information as reported in Owner's FERC Form 1 for that year or as set forth in Owner's books and records.

II.

Definitions

Capitalized terms not otherwise defined elsewhere in the Agreement and as used in this Attachment B have the following definitions:

•

Administrative and General Expense will equal Owner's expenses, as recorded in FERC Account Nos. 920 – 935, excluding FERC Account Nos. 924, 928 and 930.1.

•

Amortization of Investment Tax Credits will equal Owner's credits, as recorded in FERC Account No. 411.4.

•

Amortization of Regulatory Asset – Pre-COD Expenses will equal the total amortization expense related to those costs incurred by Owner before the Commercial Operation Date that are not included in FERC Account No. 107 – Construction Work in Progress (including the costs associated with AC Upgrades that are placed in service before the Commercial Operation Date), plus the Carrying Charges on these amounts from the date such costs are incurred until the Commercial Operation Date, as recorded in the appropriate FERC Account.

•

Asset Retirement Obligation (Decommissioning) will equal the asset retirement cost for transmission plant recorded in FERC Account No. 359.1 and the asset retirement obligation recorded in FERC Account No. 230.

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•

Depreciation Expense for Transmission Plant, General Plant, and Intangible Plant will equal Owner's transmission plant, general plant, and intangible plant depreciation expense as recorded in FERC Account No. 403.  The annual depreciation expense for an asset comprising part of the Northern Pass Transmission Line as of the Commercial Operation Date will be computed using the depreciable life of the asset, as defined in Section 8.2 of the Agreement.  Depreciation will begin on the in-service date of the Northern Pass Transmission Line.  An asset comprising part of a capital addition that is placed-in-service after the Commercial Operation Date will be depreciated, for ratemaking purposes, using the depreciable life of the asset, as defined in Section 8.2 of the Agreement.  For any asset that is retired prior to the lesser of its depreciable life, as defined in Section 8.2 of the Agreement, or the completion of forty (40) years from the Commercial Operation Date, the remaining net book value and cost of removal for such asset will be collected over the then-remaining contract life through a recalculation of the depreciation rate applied to the remaining plant balance and reflecting the retirement of the asset.  Such Depreciation Expense for Transmission Plant, General Plant, and Intangible Plant will exclude Depreciation Expense associated with Asset Retirement Obligation (Decommissioning).

•

Depreciation Expense associated with Asset Retirement Obligation (Decommissioning) will equal Owner's depreciation expense, as recorded in FERC Account No. 403, specifically related to Asset Retirement Obligation (Decommissioning).

•

Depreciation Reserve for Transmission Plant, General Plant, and Intangible Plant will equal the Owner's reserve balance associated with Depreciation Expense for Transmission Plant, General Plant, and Intangible Plant, as recorded in FERC Account No. 108.  Such Depreciation Reserve for Transmission Plant, General Plant, and Intangible Plant will exclude Depreciation Reserve associated with Asset Retirement Obligation (Decommissioning).

•

Depreciation Reserve associated with Asset Retirement Obligation (Decommissioning) will equal Owner's reserve balance related to Depreciation Expense associated with Asset Retirement Obligation (Decommissioning), as recorded in FERC Account No. 108.

•

General Plant will equal Owner's gross plant balance, as recorded in FERC Account Nos. 389 – 399.

•

Insurance Cost will equal Owner's expenses, as recorded in FERC Account No. 924.

•

Intangible Plant will equal Owner's intangible plant balance, as recorded in FERC Accounts Nos. 301 – 303.

•

Levelized Annual Decommissioning Payment will equal the sum of the Levelized Monthly Decommissioning Payments that Section 9.3.3(a) of the Agreement specifies be included in the Formula Rate for the applicable Contract Year, unless a separate

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rate is established for the recovery of Net Decommissioning Costs pursuant to Section 9.3.1(c) of the Agreement.

•

Miscellaneous Revenues (such as Rents Received from Electric Property) will equal Owner's revenues, as recorded in FERC Account Nos. 454 and 456.1, excluding the revenues received by Owner from Purchaser under the Agreement.  This includes revenue received by Owner from third parties for their use of Owner's real or personal property associated with the Northern Pass Transmission Line that is recorded in FERC Account No. 454, and revenue received by Owner from third parties for resales of Firm Transmission Service and non-firm Additional Transmission Service over the Northern Pass Transmission Line that is recorded in FERC Account No. 456.1.

•

Operation and Maintenance Expense will equal Owner's expenses, as recorded in FERC Account Nos. 560, 561.5 – 561.8, 562 – 564, 566, and 568 – 576.5.

•

Payroll Taxes will equal those payroll expenses, as recorded in Owner's FERC Account Nos. 408.1 and 409.1.

•

Plant Held for Future Use will equal Owner's balance in FERC Account No. 105.

•

Plant Materials and Supplies will equal the Owner's balance, as recorded in FERC Account No. 154.

•

Prepayments will equal Owner's prepayment balance, as recorded in FERC Account No. 165.

•

Regulatory Asset – Asset Retirement Obligation (Decommissioning) will equal the total amounts recorded in a subaccount within FERC Account No. 182 for the Net Decommissioning Costs.

•

Regulatory Asset – Pre-COD Expenses will equal the total costs incurred by Owner before the Commercial Operation Date that are not included in FERC Account No. 107 – Construction Work in Progress (including the costs associated with AC Upgrades that are placed in service before the Commercial Operation Date), plus the Carrying Charges on these amounts (calculated using Owner's weighted cost of capital, based upon the Weighted Cost of Equity (as determined under Section III.A.2. below) and the Owner's Weighted Cost of Long-term Debt (as determined under Section III.B. below)) from the date such costs are incurred until the Commercial Operation Date.  Such costs will be included in a subaccount within FERC Account No. 182.  This account will be amortized over a three (3)-year period beginning on the Commercial Operation Date.

•

Right-of-Way (Rental) Expense will equal Owner's expense, as recorded in FERC Account No. 567.

•

Scheduling, System Control and Dispatch Service Expense will equal Owner's expense, as recorded in FERC Account Nos. 561.1 – 561.4.

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•

Total Accumulated Deferred Income Taxes will equal the net of Owner's deferred tax balances, as recorded in FERC Account Nos. 281 – 283 and Owner's deferred tax balances, as recorded in FERC Account No. 190, as adjusted by any amounts in contra accounts identified as regulatory assets or liabilities related to FAS 109.  Such Total Accumulated Deferred Income Taxes will exclude any deferred income tax amounts associated with the Asset Retirement Obligation (Decommissioning) and the Regulatory Asset – Asset Retirement Obligation (Decommissioning).

•

Total Municipal Tax will equal Owner's expenses, as recorded in FERC Account Nos. 408.1 and 409.1.

•

Transmission Plant will equal Owner's gross plant balance, as recorded in FERC Account Nos. 350 – 359.  Such Transmission Plant will exclude any amounts recorded in FERC Account No. 359.1.

•

Transmission Support Expense will equal Owner's expenses, as recorded in FERC Account No. 565.

III.

Calculation of Revenue Requirement

The Revenue Requirement for the Northern Pass Transmission Line and AC Upgrades will equal the sum of the following Owner components:

(A)

Return on Equity

(B)

Return on Long-term Debt

(C)

Federal Income Taxes associated with Return on Equity

(D)

State Income Taxes associated with Return on Equity

(E)

Depreciation Expense

(F)

Amortization of Investment Tax Credits

(G)

Municipal Tax Expense

(H)

Payroll Tax Expense

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(I)

Operation and Maintenance Expense

(J)

Transmission Administrative and General Expense

(K)

Taxes and Fees Charge

(L)

Right-of-Way (Rental) Expense

(M)

Scheduling, System Control and Dispatch Service Expense

(N)

Amortization of Regulatory Asset – Pre-COD Expenses

(O)

Levelized Annual Decommissioning Payment

(P)

Transmission Support Expense

(Q)

Miscellaneous Revenues (such as Rents Received from Electric Property)

A.

Return on Equity will equal the product of the Transmission Investment Base ("Rate Base") (as determined under Section III.A.1. below) and the Weighted Cost of Equity (as determined under Section III.A.2. below).

1.

Transmission Investment Base

The Rate Base will consist of items (i) through (x) below.  The average balance (beginning and end of year) will be used to calculate each of these items.

(i)

Transmission Plant, plus

(ii)

General Plant, plus

(iii)

Intangible Plant, plus

(iv)

Plant Held for Future Use, less

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(v)

Depreciation Reserve, less

(vi)

Accumulated Deferred Income Taxes, plus

(vii)

Regulatory Asset – Pre-COD Expenses, plus

(viii)

Prepayments, plus

(ix)

Plant Materials and Supplies, plus

(x)

Cash Working Capital

Definitions of Rate Base Items:

(i)

Transmission Plant will equal the balance of Owner's investment in Transmission Plant.

(ii)

General Plant will equal Owner's balance of investment in General Plant.

(iii)

Intangible Plant will equal Owner's balance of investment in Intangible Plant.

(iv)

Plant Held for Future Use will equal the balance of Owner's Plant Held for Future Use.

(v)

Depreciation Reserve will equal Owner's Depreciation Reserve for Transmission Plant, General Plant and Intangible Plant.

(vi)

Accumulated Deferred Income Taxes will equal Owner's balance of Total Accumulated Deferred Income Taxes.

(vii)

Regulatory Asset – Pre-COD Expenses will equal Owner's balance of Regulatory Asset – Pre-COD Expenses.

(viii)

Prepayments will equal Owner's electric balance of Prepayments.

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(ix)

Plant Materials and Supplies will equal Owner's balance of Plant Materials and Supplies.

(x)

Cash Working Capital will be a twelve and one half percent (12.5%) allowance (forty-five (45) days divided by three hundred sixty (360) days) of Operation and Maintenance Expense, Administrative and General Expense, and Transmission Support Expense.

2.

The Weighted Cost of Equity will be calculated based upon an assumed capital structure of 50% equity throughout the Term of the Agreement, and will equal the product of:

(a)

ROE, as set forth in Section 8.4 of the Agreement, and

(b)

Assumed equity ratio of 50%.

B.

Return on Long-term Debt will equal the product of Rate Base (as determined in Section III.A.1. above) and Owner's Weighted Cost of Long-term Debt.  Owner's Weighted Cost of Long-term Debt will equal the product of:

(a)

Owner's weighted average embedded cost to maturity (adjusted to reflect any (i) premiums, (ii) discounts, (iii) issuances expenses, and (iv) losses and gains on reacquired debt) of Owner's long-term debt then outstanding, calculated using a beginning and end of the year average, and

(b)

Assumed debt ratio of 50% throughout the Term of the Agreement.

C.

Federal Income Taxes associated with Return on Equity will equal the product of:

(a)

(A + ((B + C) / D)) x FT

1 – FT

where A is the Return on Equity (as determined in Section III.A. above), B is Amortization of Investment Tax Credits (as determined in Section III.F. below), C is the equity component of AFUDC included in the Depreciation Expense (as determined in Section III.E. below), D is Rate Base (as determined in Section III.A.1. above) and FT is the statutory Federal Income Tax Rate levied by the Federal Government for Income Taxes, and

(b)

Rate Base (as determined in Section III.A.1. above).

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D.

State Income Taxes associated with Return on Equity will equal the product of:

(a)

(A + ((B + C) / D) + Federal Income Tax Rate above) x ST

1 – ST

where A is the Return on Equity (as determined in Section III.A. above), B is Amortization of Investment Tax Credits (as determined in Section III.F. below), C is the equity component of AFUDC included in the Depreciation Expense (as determined in Section III.E. below), D is Rate Base (as determined in Section III.A.1. above) and ST is the statutory State(s) Income Tax Rate(s) levied by the State Government(s) for Income Taxes, and

(b)

Rate Base (as determined in Section III.A.1. above).

E.

Depreciation Expense will equal Owner's Depreciation Expense for Transmission Plant, General Plant, and Intangible Plant.

F.

Amortization of Investment Tax Credits will equal Owner's electric Amortization of Investment Tax Credits.

G.

Municipal Tax Expense will equal Owner's electric Total Municipal Tax expense.

H.

Payroll Tax Expense will equal Owner's electric Payroll Tax expense.

I.

Operation and Maintenance Expense will equal Owner's Operation and Maintenance Expenses.

J.

Transmission Administrative and General Expenses will equal the sum of Owner's (a) Administrative and General Expense, (b) Insurance Cost, (c) Expenses included in FERC Account No. 928 related to FERC Assessments, (d) any other Federal and State transmission-related expenses or assessments in FERC Account No. 928 and (e) specific transmission-related expenses included in FERC Account No. 930.1.

K.

Taxes and Fees Charge will include any fee or assessment imposed by any Governmental Authority on service provided by Owner under the Agreement other than Income Taxes, Total Municipal Taxes, and Payroll Taxes.

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L.

Right-of-Way (Rental) Expense will equal the expense paid by Owner for right-of-way access.

M.

Scheduling, System Control and Dispatch Service Expense will equal the expenses for scheduling, system control and dispatch services incurred by Owner, as recorded in Owner's FERC Form 1, Account Nos. 561.1 – 561.4.

N.

Amortization of Regulatory Asset – Pre-COD Expenses will equal Owner's amortization expense associated with those costs recorded to the Regulatory Asset – Pre-COD Expenses account.

O.

Levelized Annual Decommissioning Payment will equal the Levelized Annual Decommissioning Payment.

P.

Transmission Support Expense will equal the expenses incurred and paid by Owner for transmission support, net of any associated revenues or refunds received from third parties.

Q.

Miscellaneous Revenues (such as Rents Received from Electric Property) will equal Owner's Miscellaneous Revenues.

IV.

Future Revisions to FERC Uniform System of Accounts (USA) and FERC Form 1 Requirements

If FERC prescribes an addition, deletion, or modification ("Revision") to an account in its Uniform System of Accounts (USA) and/or to its designation or description of an item in its FERC Form 1 and the Revision affects the revenue recovery under this Formula Rate described in this Schedule, Owner will use cost information from the revised USA and/or FERC Form 1 that is equivalent to the pre-Revision information in its application of the Formula Rate so that the Formula Rate's recovery of costs is unaffected by the Revision.

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ATTACHMENT C

List of Owner Approvals

Set forth below are, to the best of Owner's knowledge, the Owner Approvals.  The Owner Approvals do not include the AC Upgrade Approvals.  Additional Governmental Approvals may be required as a result of (1) Applicable Laws that may come into effect after the Execution Date or (2) new and unexpected developments in the regulatory processes to be undertaken by Owner and its Affiliates in connection with the Northern Pass Transmission Line.

I.

Construction Authorizations

1.

U.S. Federal

Agency	Statute/Description
FERC	• Federal Power Act, Section 204 approval of Owner's ability to incur short term debt
FERC	• Federal Power Act, Section 205 approval of Transmission Service Agreement
FERC	• Federal Power Act, Section 205 approval of Facilities Agreement(s)
FERC	• Federal Power Act, Section 205 approval of Interconnection Agreements
U.S. Department of Energy ("DOE")

•

Presidential Permit

•

Lead federal agency for development of an Environmental Impact Statement ("EIS") pursuant to the requirements of the National Environmental Policy Act ("NEPA")

•

DOE is responsible for developing the EIS that will be used by all U.S. federal agencies to fulfill the requirements of NEPA (the "NEPA/EIS development process") as those agencies process the U.S. federal permit applications for the Northern Pass Transmission Line

U.S. Forest Service ("USFS")

•

Special Use Permit(s) for the Northern Pass Transmission Line to cross White Mountain National Forest (encompasses authorization to cross Appalachian Trail under the National Park Service's delegation of authority to USFS)

•

Modification to PSNH's existing Special Use Permits (WMNF)

•

Cooperating agency to NEPA/EIS development process

U.S. Army Corps of Engineers, New England District

•

Permit issued under the Clean Water Act, codified at 33 U.S.C. § 1344 (§ 404 of the Clean Water Act) (Section 404 Permit)

•

Permit for applicable river crossings issued under Rivers and Harbors Act, 33 U.S.C. 403 § 10

•

Cooperating agency to NEPA/EIS development process

U.S. Federal Aviation Administration	• Approval of structures taller than 200 feet and for construction of facilities near airports
U.S. Environmental Protection Agency	• Clean Water Act, 33 U.S.C. § 1251 et seq., Construction General Permit (for discharge of construction-related stormwater)
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2.

Regional

Agency	Statute/Description
ISO-NE	• I.3.9 Project Technical Approval

3.

State (New Hampshire) – Site Evaluation Committee

Agency	Statute/Description
New Hampshire Site Evaluation Committee ("SEC")	• Owner Siting Approvals • SEC Certificate (NH RSA Ch. 162-H)
New Hampshire Department of Environmental Services

•

Section 401 Water Quality Certification (§ 401 of Clean Water Act)

•

Shoreland Protection Permit (if within 150 feet of ponds, lakes and other jurisdictional waters) (NH RSA Ch. 483-B)

•

Alteration of Terrain Permit (NH RSA Ch. 485-A)

•

Temporary and Permanent Groundwater Discharge Permit (NH RSA Ch. 485-A)

•

Wetlands Permits (NH RSA Ch. 482-A)

•

On Site Stump Disposal (No permit required per NH RSA § 149-M:4, XXII)

New Hampshire Public Utility Commission ("PUC")

•

Approve Owner to commence business as a New Hampshire public utility (NH RSA § 374:22)

•

Approval of Owner's ability to issue short- and long-term securities (NH RSA §§ 369:1, 7)

•

Approval of Owner's condemnation of all land rights needed to create transmission right-of-way and to acquire other properties necessary to construct, operate and maintain the project facilities (post-siting approvals) (NH RSA § 371:1)

•

Approval of PSNH conveyance of Right-of-Way (ROW)/property to Owner (post-siting approvals, but pre-construction) (NH RSA § 374:30)

New Hampshire Department of Revenue and New Hampshire Division of Forests and Lands	• Notice of Intent to Cut (NH RSA § 79:10)
New Hampshire Department of Transportation	• Permit to Excavate in Roadways (NH RSA § 236:9)
New Hampshire Department of Transportation/PUC	• Authorization to cross public highways, rivers, and railroads
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II.

All Other Owner Approvals

1.

U.S. Federal

Agency	Statute/Description
FERC	Federal Power Act, Section 205 Approval of Transmission Operating Agreement
FERC	Federal Power Act, Section 205 Approval of ISO-NE Open Access Transmission Tariff changes (as applicable)
FERC	Federal Power Act, Section 205 approval of Scheduling and Dispatch Services Agreement between Owner and PSNH for PSNH's Electric System Control Center

2.

Regional (ISO-NE)

Agency	Statute/Description
ISO-NE	Acceptance of AC Upgrades for interconnection and energization to the New England Transmission System
ISO-NE	Acceptance of Northern Pass Transmission Line for interconnection and energization to the New England Transmission System

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3.

State (New Hampshire)

Agency	Statute/Description
PUC	Approval of Owner's ability to issue long-term securities (NH RSA § 369:1)

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ATTACHMENT D

List of Canadian Approvals

Set forth below are, to the best of Purchaser's knowledge, the Canadian Approvals.  Additional Governmental Approvals may be required as a result of (1) Applicable Laws that may come into effect after the Execution Date or (2) new and unexpected developments in the regulatory processes to be undertaken by Purchaser and its Affiliates in connection with the Québec Line.

•

Permit or certificate, as the case may be, from the National Energy Board to construct or operate an international power line pursuant to the National Energy Board Act (R.S.C., 1985,c. N-7)

•

Authorization of the Régie de l'énergie (Québec Energy Board) to acquire or construct immovables or assets for transmission purposes pursuant to An Act respecting the Régie de l'énergie (R.S.Q., chapter R-6.01)

•

Certificate of authorization issued by the Government of Québec for the realization of the construction or relocation of an electric power transmission line of 315 kV or more over a distance of more than 2 km and the construction or relocation of a control and transformer station of 315 kV or more pursuant to the Environment Quality Act (R.S.Q., chapter Q-2)

•

Authorization of the "Commission de protection du territoire agricole du Québec" to use a lot for any purpose other than agriculture pursuant to An Act respecting the preservation of agricultural land and agricultural activities (R.S.Q., chapter P-41.1)

•

Assessment of conformity consistent with the objectives of the land use and development plan of each regional county municipality or municipality where an intervention is planned by Hydro-Québec pursuant to An Act respecting land use planning and development (R.S.Q., chapter A-19.1) (the "Land Use Planning Act") and the Order in council 554-81

•

Certificate pursuant to the Regulation respecting the application of the Environment Quality Act (c. Q-2, r. 1.001) issued by the clerk or the secretary-treasurer of each local municipality affected by the project or, in the case of an unorganized territory, of each regional county municipality affected by the project attesting that the project does not contravene any municipal bylaw

•

Expropriation Order in council, if required, to acquire by expropriation any immovable, servitude or construction required for the transmission of power pursuant to Hydro-Québec Act (R.S.Q., chapter H-5) and the Expropriation Act (R.S.Q., chapter E-24)

•

Authorization from the International Boundary Commission to cross the Canada-U.S. border pursuant to Article 5 of the International Boundary Commission Act

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•

Approval, if required, by ISO-NE of Québec Line siting

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ATTACHMENT E-1

Form of Purchaser Guaranty

Please see the attached.

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  Hydro-Québec

75, boulevard René-Lévesque ouest 5ième étage Montréal, Québec, Canada H2Z 1A4

GUARANTY AGREEMENT

This Guaranty Agreement (“Guaranty”), dated as of _______________ ___, 2010, is made and entered into by Hydro-Québec, a body politic and corporate, duly incorporated and regulated by Hydro-Québec Act (R.S.Q., chapter H-5) and having its head office and principal place of business at 75, René-Lévesque Boulevard West, Montréal, QC, Canada, H2Z 1A4 (hereinafter referred to as the “Guarantor”), in favor of Northern Pass Transmission LLC, a limited liability company organized and existing under the laws of the State of New Hampshire and having its principal place of business at Energy Park, 780 North Commercial Street, Manchester, NH 03101, United States of America (hereinafter referred to as the “Beneficiary”).

WHEREAS the Beneficiary and H.Q. Hydro Renewable Energy, Inc., a corporation created under the laws of the State of Delaware and having its place of business at 75, René-Lévesque Boulevard West, Montréal, QC, Canada, H2Z 1A4 (hereinafter referred to as “HQSub”), an indirectly owned subsidiary of the Guarantor, have executed a Transmission Service Agreement, dated as of October 4, 2010 (hereinafter referred to as the “Agreement”) (capitalized terms used but not defined in this Guaranty to have the meaning accorded such terms in the Agreement);

WHEREAS the Guarantor will directly or indirectly benefit from the Agreement; and

WHEREAS the Beneficiary has required that the Guarantor guarantee to the Beneficiary payment of all obligations of HQSub under the Agreement, and the Guarantor has agreed to guarantee such obligations, subject to a maximum dollar limitation and the other terms and conditions provided in this Guaranty;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees with the Beneficiary as follows:

Section 1.  Guaranty.

(a)

Guaranteed Obligations.  The Guarantor absolutely, irrevocably, and unconditionally guarantees to the Beneficiary, its successors and endorsees and assignees, as primary obligor and not merely as a surety, (i) the payment of all present and future amounts owed by HQSub to the Beneficiary under the Agreement (excluding HQSub’s obligation to pay Net Decommissioning Costs, but including payment of HQSub’s indemnification obligations, other than as may relate to Net Decommissioning Costs), not later than the date that is thirty (30) days after a written demand by the Beneficiary upon the Guarantor stating that HQSub has failed to pay any such amount when due under the Agreement after demand therefor in accordance with the Agreement; provided, that the aggregate liability of the Guarantor under this Section 1(a) shall not exceed [*** U.S. Dollars (U.S. $***)] (the “Stated Cap”), plus (ii) payment of all Decommissioning Liquidated Damages, as provided in Section 1(b) of this Guaranty, plus (iii)

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payment of all third-party, out-of-pocket costs or expenses reasonably incurred by the Beneficiary to enforce its rights against the Guarantor under this Guaranty including reasonable attorneys’ fees, court costs and similar costs (such amounts and such costs and expenses hereinafter collectively called “Guaranteed Obligations”); provided, further, that it shall be a condition precedent to the Guarantor’s obligations under this Guaranty that the Construction Phase shall have commenced under the Agreement; provided, further, that, subject to Section 8 of this Guaranty, this Guaranty shall terminate when and as provided in Section 9 of this Guaranty.

(b)

Net Decommissioning Costs.

(i)

The Guarantor’s obligations under Section 1(a)(ii) of this Guaranty shall be limited to the payment of (A) the estimated Net Decommissioning Costs, as set forth in the Decommissioning Plan approved by the Management Committee (or determined pursuant to the dispute resolution provisions in the Agreement in the event of an Impasse with respect thereto) (which estimated Net Decommissioning Costs, solely for the purpose of calculating the Decommissioning Liquidated Damages, shall be expressed in dollars as of the date on which the Agreement is terminated as if the Decommissioning were to commence as of such date), less (B) the balance, if any, in the Decommissioning Fund as of the date of the Beneficiary’s written demand under Section 1(b)(ii) of this Guaranty (net of any portion of such balance that is required to be restored to HQSub pursuant to the Bankruptcy Code or any other Insolvency Laws) (such amount, the “Decommissioning Liquidated Damages”); provided, that, if a Subsequent Use occurs, then the Guarantor’s obligations under Section 1(a)(ii) of this Guaranty and this Section 1(b) shall be subject to the provisions of Section 9.3.4 of the Agreement.

(ii)

The Decommissioning Liquidated Damages shall be payable by the Guarantor to the Beneficiary within thirty (30) days after receipt by the Guarantor from the Beneficiary of (A) a written demand by the Beneficiary upon the Guarantor stating that a Purchaser Default under Section 15.1(a) of the Agreement has occurred and is continuing with respect to HQSub’s obligation to pay Net Decommissioning Costs pursuant to Section 9.3.3 of the Agreement (including the Levelized Monthly Decommissioning Payment and/or the Preliminary Monthly Decommissioning Payment included in the Formula Rate pursuant to Section 9.3.3(a) of the Agreement and/or the Decommissioning Estimate), (B) a certificate of the Beneficiary certifying that the Beneficiary has received all Governmental Approvals required under Applicable Law and all other consents and approvals as otherwise may be required, in each case, to commence such Decommissioning in accordance with the Decommissioning Plan, and that there are no other conditions to the undertaking of such Decommissioning, other than the payment of Decommissioning Liquidated Damages as provided herein, and (C) an irrevocable written commitment to commence to Decommission the Northern Pass Transmission Line not later than the date that is ninety (90) days after the Beneficiary’s receipt of the Decommissioning Liquidated Damages (such period to be extended as and to the extent required for any period of Force Majeure), and to complete such Decommissioning in accordance with the Decommissioning Plan, such Governmental Approvals, and such other consents and approvals.

(iii)

For the avoidance of doubt, (A) the Guarantor shall not have any obligation to pay any amount relating to Decommissioning Costs, including under Section 9.3.5(d) of the Agreement, other than Decommissioning Liquidated Damages as provided herein,

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and (B) upon the payment of such Decommissioning Liquidated Damages, (1) neither HQ Sub nor the Guarantor shall have any obligation to pay any other amount relating to Decommissioning Costs, including under Section 9.3.5(d) of the Agreement, and (2) neither HQSub nor the Guarantor shall be entitled to any reimbursement, refund or reduction if the actual Net Decommissioning Costs are less than the Decommissioning Liquidated Damages.

(c)

Guaranty of Payment and Not Collection.  This Guaranty is a guaranty of payment and not merely of collection.

(d)

Information.  At the Guarantor’s request, the Beneficiary shall provide the Guarantor with any useful information respecting the content and the terms and conditions of the Guaranteed Obligations and a statement of account with details of billings and payments; provided, that such a request by the Guarantor shall not delay or prevent the Guarantor from paying under this Guaranty.

Section 2.  Nature of Guaranty.  The Guarantor’s obligations hereunder shall be subject to all the contractual protections, limitations, waivers, exclusions and rights that HQSub has under the Agreement, and the Guarantor shall be entitled to the benefits of any modification of, amendment to, waiver of or consent to departure from, the Agreement to the extent, if any, HQSub would have been entitled to such benefits.  Nonetheless, this Guaranty shall not be deemed discharged, impaired or affected by the existence, validity, enforceability, perfection, or extent of any collateral for any obligations under the Agreement of HQSub.

Section 3.  Consents, Waivers and Renewals.  The Guarantor agrees that the Beneficiary may at any time and from time to time, either before or after maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of any of HQSub’s obligations under the Agreement, or accept, exchange or surrender any collateral therefor, or renew the Agreement, and may also make any agreement with HQSub or with any other party to, or Person liable for any of the obligations contemplated in, the Agreement, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Beneficiary and HQSub or any such other party or Person, without in any way impairing or affecting this Guaranty.  The obligations of the Guarantor hereunder are independent of the obligations of HQSub, and the Guarantor agrees that the Beneficiary may resort to the Guarantor for payment of the Guaranteed Obligations, whether or not the Beneficiary shall have resorted to any collateral security, or shall have proceeded against any other obligor principally or secondarily obligated with respect to any of the Guaranteed Obligations, and whether or not HQSub is joined in an action or proceeding against the Guarantor or a separate action or actions are brought against HQSub.

Section 4.  Subrogation.  In any case, including HQSub’s insolvency, the Guarantor will not exercise any rights that it may acquire by way of subrogation, and hereby waives, to the fullest extent permitted by Applicable Law, any right to enforce any remedy that the Beneficiary now has or may hereafter have against HQSub in respect of the Guaranteed Obligations.  Notwithstanding the foregoing, upon full, final and indefeasible payment of all Guaranteed Obligations, the Guarantor shall be subrogated to the rights of the Beneficiary against HQSub and the Beneficiary agrees to take, at the Guarantor’s expense, such steps as the Guarantor may

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reasonably request to implement such subrogation; provided, that, if a bankruptcy court in a bankruptcy proceeding of HQSub issues a stay or injunction prohibiting or preventing the Guarantor from reissuing this Guaranty, as contemplated by Section 17.1.1 of the Agreement, based in whole or in part on the effects on the estate of HQSub of any increase in the Stated Cap after the entry of an order of relief with respect to HQSub from the amount of the Stated Cap in the Purchaser Guaranty prior to such reissuance, and/or on the effects on the estate of HQSub of the Guarantor’s rights of subrogation resulting from such increase, then, in either such case, the Guarantor’s waiver set forth in this Section 4 shall be absolute and permanent with respect to the portion of the Guaranteed Obligations equal to the amount of such increase; provided, further, that nothing in this Section 4 or in Section 8 of this Guaranty shall be construed to prevent the Guarantor from opposing or seeking to terminate such stay or injunction or any request of a third party for such a stay or injunction, in such bankruptcy proceeding.

Section 5.  Waiver; Cumulative Rights.  No waiver of any provision of this Guaranty shall be binding unless in a writing signed by the Beneficiary and specifically referring to this Guaranty.  No failure on the part of the Beneficiary to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any waiver nor any single or partial exercise by the Beneficiary of any right, remedy or power hereunder preclude any other future exercise of any right, remedy or power.  Each and every right, remedy and power hereby granted to the Beneficiary or allowed to it by Applicable Law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Beneficiary from time to time.

Section 6.  Waivers.

(a)

Waiver of Notice.  The Guarantor waives notice of the acceptance of this Guaranty, notice of dishonor, presentment and demand, except as set forth in Section 1 of this Guaranty, notice of exercise of any right and all other notices whatsoever.

(b)

Waiver of Immunities.  The Guarantor agrees and acknowledges that this Guaranty and the Agreement constitute a commercial transaction.  To the extent the Guarantor may be entitled, in any jurisdiction, to claim for itself, or any of its assets, revenues or properties, sovereign or other immunity, as the case may be, from service of process, suit, the jurisdiction of any court or arbitral tribunal, attachment (whether in aid of execution or otherwise) or enforcement of a judgment (interlocutory or final) or award or any other legal process in a matter arising out of or relating to this Guaranty, the Guarantor, to the fullest extent permitted by Applicable Law, agrees not to claim or assert, and hereby waives, such immunity.  Without limiting the generality of the foregoing, the Guarantor agrees that the waivers set forth in this paragraph shall have the fullest scope permitted under the United States Foreign Sovereign Immunities Act of 1976, 28 U.S.C. § 1602 et seq., the Hydro-Québec Act (R.S.Q., chapter H-5) and under any other Applicable Law related to sovereign immunity.

(c)

Absolute Guaranty.  To the fullest extent permitted by Applicable Law, and except as limited by the express terms hereof, the liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of, and the Guarantor waives any right or defense arising out of:  (i) the lack of power or authority of the Guarantor to execute and deliver this Guaranty or of HQSub to execute and deliver the Agreement; (ii) the failure of

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HQSub to exist as a legal entity or the consolidation or merger of HQSub with or into any other corporation or other entity, or the sale, lease or other disposition by HQSub of all or substantially all of its assets to any other business entity; (iii) any disposal, transfer, assignment or other disposition or all or any part of the direct or indirect interest of the Guarantor in HQSub; (iv) the bankruptcy, insolvency, dissolution, administration, reorganization or liquidation of HQSub, the admission in writing by HQSub of its inability to pay its debts as they mature, or its making of a general assignment for the benefit of, or entering into a composition or arrangement with creditors or similar proceeding (whether such right or defence is available to the Guarantor, HQSub, as debtor, or HQSub’s trustee or receiver); (v) any failure to give to the Guarantor notice of default in the making of any payment due and payable under this Guaranty or the Agreement, or notice of any failure on the part of HQSub to do any act or thing or to observe or perform any covenant, condition or agreement by it to be observed or performed under the Agreement, except for the obligations to make demand for payment as set forth under Section 1 of this Guaranty; (vi) the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantor against HQSub; (vii) subject to Section 2 of this Guaranty, any amendment, modification or extension of the Agreement; (viii) any assertion or claim that the automatic or other stay provided by Section 362 of the Bankruptcy Code or the equivalent legislation of any other country arising upon the voluntary or involuntary bankruptcy proceeding of HQSub shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Beneficiary to enforce any rights that the Beneficiary may have against the Guarantor; and (ix) any other circumstances whatsoever (with or without knowledge of the Beneficiary or the Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge or defense of the Guarantor under this Guaranty, in bankruptcy or in any other instance, including all defenses of a guarantor or surety generally, other than full, final and indefeasible payment of the Guaranteed Obligations by the Guarantor and/or HQSub.

Section 7.  Representations and Warranties.

The Guarantor represents and warrants that:

a)

It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power to execute, deliver and perform this Guaranty;

b)

The execution, delivery and performance of this Guaranty have been and remain duly authorized by all necessary corporate action and do not contravene any provision of any Applicable Law applicable to or binding on the Guarantor or any of its properties or the Guarantor’s constitutional documents or any contractual restriction binding on the Guarantor or its assets and that the individual or individuals executing this Guaranty for and on behalf of the Guarantor have been duly authorized to do so;

c)

This Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws and to general principles of equity; and

d)

 There is no pending or, to the best of the Guarantor’s knowledge, threatened action or proceeding affecting the Guarantor before any Governmental Authority that might reasonably

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be expected to materially and adversely affect the ability of the Guarantor to perform its obligations under this Guaranty.

Section 8.  Setoff and Counterclaims; Bankruptcy.  Notwithstanding anything in this Guaranty to the contrary, the Guarantor shall be entitled to assert all rights and defenses that HQSub may be entitled to under the Agreement, including any setoff or counterclaims that HQSub is or may be entitled to under the Agreement, except that the Guarantor shall not be entitled to any rights or defenses arising out of the matters described in clauses (i) through (viii) of Section 6(c) of this Guaranty.  Notwithstanding anything in Section 9 of this Guaranty to the contrary, the obligations of the Guarantor under this Guaranty automatically shall be reinstated if and to the extent that, for any reason, any payment by or on behalf of HQSub in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.  The Guarantor hereby agrees not to seek an injunction or otherwise seek to stay its liability under this Guaranty in any voluntary or involuntary bankruptcy proceeding of HQSub and, in the event such injunction or stay issues at the instance of a third party, to take such steps as may be necessary or appropriate to seek to terminate or dissolve any such injunction or stay.

Section 9.  Termination.

(a)

Continuing Guaranty.  The Guarantor acknowledges that the Beneficiary has entered into the Agreement in reliance on this Guaranty being a continuing and irrevocable agreement and the Guarantor agrees that this Guaranty may not be revoked in whole or in part, except that this Guaranty and the Guarantor’s liability hereunder may be terminated as provided in this Section 9.

(b)

Expiration.  This Guaranty is a continuing guarantee effective upon the commencement of the Construction Phase.  The Guarantor’s obligations with respect to the Guaranteed Obligations under Section 1(a)(i) and Section 1(a)(iii) of this Guaranty shall expire upon the full, final and indefeasible payment of such Guaranteed Obligations.  The Guarantor’s obligations with respect to the Guaranteed Obligations under Section 1(a)(ii) of this Guaranty shall expire upon the earlier of full, final and indefeasible payment of such Guaranteed Obligations or the fortieth (40th) anniversary of the Commercial Operation Date, except that the Guarantor shall remain liable for any Guaranteed Obligations under Section 1(a)(ii) of this Guaranty relating to the period prior to such fortieth (40th) anniversary that are then due and remain unpaid and for which the Beneficiary shall have given written notice to the Guarantor pursuant to Section 1(b)(ii) of this Guaranty prior to such fortieth (40th) anniversary.

(c)

Reissuance.  Subject to Section 17.1.1(e) of the Agreement, upon the execution by the Guarantor and delivery to the Beneficiary, pursuant to Section 17.1.1 of the Agreement, of a new guaranty in replacement of this Guaranty, in the form of the Purchaser Guaranty attached as Attachment E-1 to the Agreement, with a revised Stated Cap redetermined in accordance with Section 17.1.1 of the Agreement, (i) this Guaranty shall terminate and (ii) at the request of the Guarantor, the Beneficiary shall execute and deliver to the Guarantor a full, final, and unconditional release of this Guaranty, in such form as the Guarantor may reasonably request, with respect to such termination.  This Section 9(c) shall not apply unless and until the Beneficiary shall have received a duly executed replacement guaranty in compliance with the

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terms and conditions for a reissued Purchaser Guaranty set forth in Section 17.1.1 of the Agreement.

(d)

Transfer.  Upon any Transfer by HQSub that is permitted by Section 23.1 of the Agreement, including (i) the approval of such Transfer by the Beneficiary, (ii) the assumption in writing by the Transferee of HQSub’s obligations associated with the Transferred portion of the Agreement, which assumption is not subject to conditions that have not been satisfied or waived, and (iii) delivery to the Beneficiary of any replacement security or other financial assurances to be provided by on or behalf of the Transferee in connection with such Transfer in accordance with the Agreement, then, provided, that a Purchaser Default shall not have occurred and be continuing, (x) the obligations of the Guarantor hereunder shall terminate to the extent of the Transferred portion of the Agreement and the Guarantor shall be fully, finally, and unconditionally released from all liability with respect thereto associated with the Transferred portion of the Agreement (it being understood that the Stated Cap shall be reduced in proportion to the Transferred portion of the Agreement), and (y) at the request of the Guarantor, the Beneficiary shall execute and deliver to the Guarantor a full, final, and unconditional release of the Guaranteed Obligations, in such form as the Guarantor may reasonably request, with respect to the Transferred portion of the Agreement.  For the avoidance of doubt, this Section 9(d) does not apply to any Transfer permitted by Section 23.2 or Section 23.3 of the Agreement.

Section 10.  Assignment.  The Guarantor shall not be entitled to assign its rights, interest or obligations hereunder to any other Person without the prior written consent of the Beneficiary.  The Beneficiary shall be entitled to assign its rights, interest or obligations hereunder solely in connection with an assignment of the Agreement permitted pursuant to the terms of the Agreement.  Upon a collateral assignment of this Guaranty in connection with a collateral assignment of the Agreement permitted under the Agreement, the Guarantor shall cooperate with the Beneficiary and shall execute and deliver such consents, acknowledgements, direct agreements or similar documents as may be customary for financings of a similar nature and reasonably requested by any Financing Party.

Section 11.  Notices.  All notices or other communications in respect of this Guaranty shall be in writing, and delivered by hand or by registered mail (return receipt requested), overnight courier service or given by facsimile (except for a demand for payment) and addressed or directed as follows:

If to the Guarantor:

HYDRO-QUÉBEC

Attention:  Vice-President Financing, Treasury and Pension Fund

75, René-Lévesque Boulevard West

5th Floor

Montréal (Québec) Canada

H2Z 1A4

Facsimile:  (514)289-5409

If to the Beneficiary:

NORTHERN PASS TRANSMISSION LLC

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c/o NORTHEAST UTILITIES

Attention:  Randy Shoop, Vice-President and Treasurer

56 Prospect Street

Hartford, Connecticut 06103

United States of America

Facsimile:  (860)728-4585

or such address as the Guarantor or the Beneficiary may give notice to the other party, from time to time.

Section 12.  Successors; No Third-Party Beneficiaries.  This Guaranty shall be binding upon the Guarantor, its successors and permitted assigns.  This Guaranty shall inure to the benefit of the Beneficiary and its successors and permitted assigns.  This Guaranty is not intended to create any third-party beneficiaries.

Section 13.  Governing Law.  This Guaranty shall be governed by and construed in accordance with the laws of the State of New York (without regard to principles of conflict of laws that would direct for application of the laws of another jurisdiction).

Section 14.  Submission to Jurisdiction.  Each of the Guarantor and the Beneficiary hereto consents to submit itself to the exclusive jurisdiction of any state or federal court of competent jurisdiction located in the State of New York, United States of America, with respect to any dispute that arises under this Guaranty or in connection with the transactions contemplated hereby, and irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Guaranty or the transactions contemplated hereby in (a) the courts of the State of New York in New York County, or (b) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 15.  Waiver of Jury Trial.  EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR THE AGREEMENT.

Section 16.  Entire Agreement.  This Guaranty constitutes the entire agreement of the Guarantor and the Beneficiary pertaining to the subject matter hereof and supersedes all prior written or oral agreements and understandings between the Guarantor and the Beneficiary with respect to the subject matter hereof.

Section 17.  Amendments.  No amendments or modifications of or to any provision of this Guaranty shall be binding until in writing and executed by the Guarantor and the Beneficiary.  For the avoidance of doubt, this Guaranty may be reissued as provided in Section 9(c) of this Guaranty without a writing executed by the Beneficiary and such reissuance shall not require acceptance by the Beneficiary.

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Section 18.  Severability.  If any one or more of the provisions of this Guaranty should be determined to be illegal or unenforceable, all other provisions shall remain effective.

Section 19.

Interpretation.  The word “including” when used in this Guaranty shall be deemed to be followed by “without limitation” or “but not limited to, ” whether or not it is in fact followed by such words or words of like import.

Section 20.

Counterparts.  This Guaranty may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.  The Guarantor and the Beneficiary acknowledge and agree that any document or signature delivered by facsimile or electronic transmission shall be deemed to be an original executed document for all purposes hereof.

IN WITNESS WHEREOF, the Guarantor hereto has executed this Guaranty, as of the date first set forth above.

HYDRO-QUÉBEC

By:

Name:

Title:

Date:

By:

Name:

Title:

Date:

Accepted:

NORTHERN PASS TRANSMISSION LLC

By:

Name:

Title:

Date:

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ATTACHMENT E-2

Form of Owner Guaranties

Please see the attached.

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NSTAR

GUARANTY AGREEMENT

This Guaranty Agreement (“Guaranty”), dated as of _______________ ___, 2010, is made and entered into by NSTAR, a public utility holding company organized and existing as a voluntary association under the laws of the Commonwealth of Massachusetts and having its head office and principal place of business at 800 Boylston Street, 17th Floor, Boston, MA 02199, United States of America (hereinafter referred to as the “Guarantor”), in favor of H.Q. Hydro Renewable Energy, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 75, René-Lévesque Boulevard West, Montréal, QC, Canada, H2Z 1A4 (hereinafter referred to as the “Beneficiary”).

WHEREAS the Beneficiary and Northern Pass Transmission LLC, a limited liability company organized and existing under the laws of the State of New Hampshire and having its place of business at Energy Park, 780 North Commercial Street, Manchester, NH 03101, United States of America (hereinafter referred to as “NPT”), have executed a Transmission Service Agreement, dated as of October 4, 2010 (hereinafter referred to as the “Agreement”) (capitalized terms used but not defined in this Guaranty to have the meaning accorded such terms in the Agreement);

WHEREAS the Guarantor indirectly owns, through a wholly-owned subsidiary, a portion of the beneficial ownership interests in NPT and will directly or indirectly benefit from the Agreement; and

WHEREAS the Beneficiary has required that the Guarantor guarantee to the Beneficiary payment of all obligations of NPT under the Agreement, and the Guarantor has agreed to guarantee such obligations, subject to a maximum dollar limitation and the other terms and conditions provided in this Guaranty;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees with the Beneficiary as follows:

Section 1.  Guaranty.

(a)

Guaranteed Obligations.  The Guarantor absolutely, irrevocably, and unconditionally guarantees to the Beneficiary, its successors and endorsees and assignees, as primary obligor and not merely as a surety, (i) the payment of all present and future amounts owed by NPT to the Beneficiary under the Agreement (including payment of NPT’s indemnification obligations), not later than the date that is thirty (30) days after a written demand by the Beneficiary upon the Guarantor stating that NPT has failed to pay any such amount when due under the Agreement after demand therefor in accordance with the Agreement; provided, that the aggregate liability of the Guarantor under this Section 1(a) shall not exceed $6,250,000.00, plus (ii) payment of all third-party, out-of-pocket costs or expenses reasonably incurred by the Beneficiary to enforce its rights against the Guarantor under this Guaranty including reasonable attorneys’ fees, court costs and similar costs (such amounts and such costs and expenses hereinafter collectively called “Guaranteed Obligations”); provided, further, that it

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shall be a condition precedent to the Guarantor’s obligations under this Guaranty that the Operation Phase shall have commenced under the Agreement; provided, further, that, subject to Section 8 of this Guaranty, this Guaranty shall terminate when and as provided in Section 9 of this Guaranty.

(b)

Guaranty of Payment and Not Collection.  This Guaranty is a guaranty of payment and not merely of collection.

(c)

Information.  At the Guarantor’s request, the Beneficiary shall provide the Guarantor with any useful information respecting the content and the terms and conditions of the Guaranteed Obligations and a statement of account with details of billings and payments; provided, that such a request by the Guarantor shall not delay or prevent the Guarantor from paying under this Guaranty.

Section 2.  Nature of Guaranty.  The Guarantor’s obligations hereunder shall be subject to all the contractual protections, limitations, waivers, exclusions and rights that NPT has under the Agreement, and the Guarantor shall be entitled to the benefits of any modification of, amendment to, waiver of or consent to departure from, the Agreement to the extent, if any, NPT would have been entitled to such benefits.  Nonetheless, this Guaranty shall not be deemed discharged, impaired or affected by the existence, validity, enforceability, perfection, or extent of any collateral for any obligations under the Agreement of NPT.

Section 3.  Consents, Waivers and Renewals.  The Guarantor agrees that the Beneficiary may at any time and from time to time, either before or after maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of any of NPT’s obligations under the Agreement, or accept, exchange or surrender any collateral therefor, or renew the Agreement, and may also make any agreement with NPT or with any other party to, or Person liable for any of the obligations contemplated in, the Agreement, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Beneficiary and NPT or any such other party or Person, without in any way impairing or affecting this Guaranty.  The obligations of the Guarantor hereunder are independent of the obligations of NPT, and the Guarantor agrees that the Beneficiary may resort to the Guarantor for payment of the Guaranteed Obligations, whether or not the Beneficiary shall have resorted to any collateral security, or shall have proceeded against any other obligor principally or secondarily obligated with respect to any of the Guaranteed Obligations, and whether or not NPT is joined in an action or proceeding against the Guarantor or a separate action or actions are brought against NPT.

Section 4.  Subrogation.  In any case, including NPT’s insolvency, the Guarantor will not exercise any rights that it may acquire by way of subrogation, and hereby waives, to the fullest extent permitted by Applicable Law, any right to enforce any remedy that the Beneficiary now has or may hereafter have against NPT in respect of the Guaranteed Obligations.  Notwithstanding the foregoing, upon full, final and indefeasible payment of all Guaranteed Obligations, the Guarantor shall be subrogated to the rights of the Beneficiary against NPT and the Beneficiary agrees to take, at the Guarantor’s expense, such steps as the Guarantor may reasonably request to implement such subrogation; provided, that, if a bankruptcy court in a bankruptcy proceeding of NPT issues a stay or injunction prohibiting or preventing the

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Guarantor from amending this Guaranty, as contemplated by Section 17.1.2 of the Agreement, based in whole or in part on the effects on the estate of NPT of any increase in the aggregate liability of the Guarantor under Section 1(a) of this Guaranty after the entry of an order of relief with respect to NPT from the amount of the aggregate liability of the Guarantor under Section 1(a) of this Guaranty in the Owner Guaranty prior to such amendment, and/or on the effects on the estate of NPT of the Guarantor’s rights of subrogation resulting from such increase, then, in either such case, the Guarantor’s waiver set forth in this Section 4 shall be absolute and permanent with respect to the portion of the Guaranteed Obligations equal to the amount of such increase; provided, further, that nothing in this Section 4 or in Section 8 of this Guaranty shall be construed to prevent the Guarantor from opposing or seeking to terminate such stay or injunction or any request of a third party for such a stay or injunction, in such bankruptcy proceeding.

Section 5.  Waiver; Cumulative Rights.  No waiver of any provision of this Guaranty shall be binding unless in a writing signed by the Beneficiary and specifically referring to this Guaranty.  No failure on the part of the Beneficiary to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any waiver nor any single or partial exercise by the Beneficiary of any right, remedy or power hereunder preclude any other future exercise of any right, remedy or power.  Each and every right, remedy and power hereby granted to the Beneficiary or allowed to it by Applicable Law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Beneficiary from time to time.

Section 6.  Waivers.

(a)

Waiver of Notice.  The Guarantor waives notice of the acceptance of this Guaranty, notice of dishonor, presentment and demand, except as set forth in Section 1 of this Guaranty, notice of exercise of any right and all other notices whatsoever.

(b)

Absolute Guaranty.  To the fullest extent permitted by Applicable Law, and except as limited by the express terms hereof, the liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of, and the Guarantor waives any right or defense arising out of:  (i) the lack of power or authority of the Guarantor to execute and deliver this Guaranty or of NPT to execute and deliver the Agreement; (ii) the failure of NPT to exist as a legal entity or the consolidation or merger of NPT with or into any other corporation or other entity, or the sale, lease or other disposition by NPT of all or substantially all of its assets to any other business entity; (iii) any disposal, transfer, assignment or other disposition or all or any part of the direct or indirect interest of the Guarantor in NPT; (iv) the bankruptcy, insolvency, dissolution, administration, reorganization, or liquidation of NPT, the admission in writing by NPT of its inability to pay its debts as they mature, or its making of a general assignment for the benefit of, or entering into a composition or arrangement with creditors or similar proceeding (whether such right or defence is available to the Guarantor, NPT, as debtor, or NPT’s trustee or receiver); (v) any failure to give to the Guarantor notice of default in the making of any payment due and payable under this Guaranty or the Agreement, or notice of any failure on the part of NPT to do any act or thing or to observe or perform any covenant, condition or agreement by it to be observed or performed under the Agreement, except for the obligations to make demand for payment as set forth under Section 1 of this Guaranty; (vi) the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the

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Guarantor against NPT; (vii) subject to Section 2 of this Guaranty, any amendment, modification or extension of the Agreement; (viii) any assertion or claim that the automatic or other stay provided by Section 362 of the Bankruptcy Code or the equivalent legislation of any other country arising upon the voluntary or involuntary bankruptcy proceeding of NPT shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Beneficiary to enforce any rights that the Beneficiary may have against the Guarantor; and (ix) any other circumstances whatsoever (with or without knowledge of the Beneficiary or the Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge or defense of the Guarantor under this Guaranty, in bankruptcy or in any other instance, including all defenses of a guarantor or surety generally, other than full, final and indefeasible payment of the Guaranteed Obligations by the Guarantor and/or NPT.

Section 7.  Representations and Warranties.

The Guarantor represents and warrants that:

a)

It is a public utility holding company duly organized as a voluntary association, validly existing and in good standing under the laws of the jurisdiction of its formation and has full voluntary association power to execute, deliver and perform this Guaranty;

b)

The execution, delivery and performance of this Guaranty have been and remain duly authorized by all necessary voluntary association action and do not contravene any provision of any Applicable Law applicable to or binding on the Guarantor or any of its properties or the Guarantor’s constitutional documents or any contractual restriction binding on the Guarantor or its assets and that the individual or individuals executing this Guaranty for and on behalf of the Guarantor have been duly authorized to do so;

c)

This Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws and to general principles of equity; and

d)

 There is no pending or, to the best of the Guarantor’s knowledge, threatened action or proceeding affecting the Guarantor before any Governmental Authority that might reasonably be expected to materially and adversely affect the ability of the Guarantor to perform its obligations under this Guaranty.

Section 8.  Setoff and Counterclaims; Bankruptcy.  Notwithstanding anything in this Guaranty to the contrary, the Guarantor shall be entitled to assert all rights and defenses that NPT may be entitled to under the Agreement, including any setoff or counterclaims that NPT is or may be entitled to under the Agreement, except that the Guarantor shall not be entitled to any rights or defenses arising out of the matters described in clauses (i) through (viii) of Section 6(b) of this Guaranty.  Notwithstanding anything in Section 9 of this Guaranty to the contrary, the obligations of the Guarantor under this Guaranty automatically shall be reinstated if and to the extent that, for any reason, any payment by or on behalf of NPT in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.  The Guarantor hereby agrees not to seek an injunction or otherwise seek to stay its liability under

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this Guaranty in any voluntary or involuntary bankruptcy proceeding of NPT and, in the event such injunction or stay issues at the instance of a third party, to take such steps as may be necessary or appropriate to seek to terminate or dissolve any such injunction or stay.

Section 9.  Termination.

(a)

Continuing Guaranty.  The Guarantor acknowledges that the Beneficiary has entered into the Agreement in reliance on this Guaranty being a continuing and irrevocable agreement and the Guarantor agrees that this Guaranty may not be revoked in whole or in part, except that this Guaranty and the Guarantor’s liability hereunder may be terminated as provided in this Section 9.

(b)

Expiration.  This Guaranty is a continuing guarantee effective upon the commencement of the Operation Phase.  The Guarantor’s obligations with respect to the Guaranteed Obligations shall expire upon the full, final and indefeasible payment of such Guaranteed Obligations.

(c)

Transfer.  Upon any Transfer by NPT that is permitted by Section 23.1 of the Agreement, including (i) the approval of such Transfer by the Beneficiary, (ii) the assumption in writing by the Transferee of NPT’s obligations associated with the Transferred portion of the Agreement, which assumption is not subject to conditions that have not been satisfied or waived, and (iii) delivery to the Beneficiary of any replacement security or other financial assurances to be provided by on or behalf of the Transferee in connection with such Transfer in accordance with the Agreement, then, provided, that an Owner Default shall not have occurred and be continuing, (x) the obligations of the Guarantor hereunder shall terminate to the extent of the Transferred portion of the Agreement and the Guarantor shall be fully, finally, and unconditionally released from all liability with respect thereto associated with the Transferred portion of the Agreement (it being understood that the aggregate liability of the Guarantor under Section 1(a) of this Guaranty shall be reduced in proportion to the Transferred portion of the Agreement), and (y) at the request of the Guarantor, the Beneficiary shall execute and deliver to the Guarantor a full, final, and unconditional release of the Guaranteed Obligations, in such form as the Guarantor may reasonably request, with respect to the Transferred portion of the Agreement.  For the avoidance of doubt, this Section 9(c) does not apply to any Transfer permitted by Section 23.2 or Section 23.3 of the Agreement.

Section 10.  Assignment.  The Guarantor shall not be entitled to assign its rights, interest or obligations hereunder to any other Person without the prior written consent of the Beneficiary.  The Beneficiary shall be entitled to assign its rights, interest or obligations hereunder solely in connection with an assignment of the Agreement permitted pursuant to the terms of the Agreement.

Section 11.  Notices.  All notices or other communications in respect of this Guaranty shall be in writing, and delivered by hand or by registered mail (return receipt requested), overnight courier service or given by facsimile (except for a demand for payment) and addressed or directed as follows:

If to the Guarantor:

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NSTAR

Attention:  Senior Vice President Strategy, Law & Policy, General Counsel and Clerk

800 Boylston Street

17th Floor

Boston, Massachusetts 02199

United States of America

Facsimile:  (781)441-3712

If to the Beneficiary:

H.Q. HYDRO RENEWABLE ENERGY, INC.

Attention:  Christian G. Brosseau, President

75, René-Lévesque Boulevard West, 18th Floor

Montréal (Québec) Canada

H2Z 1A4

Facsimile:  (514)289-5484

or such address as the Guarantor or the Beneficiary may give notice to the other party, from time to time.

Section 12.  Successors; No Third-Party Beneficiaries.  This Guaranty shall be binding upon the Guarantor, its successors and permitted assigns.  This Guaranty shall inure to the benefit of the Beneficiary and its successors and permitted assigns.  This Guaranty is not intended to create any third-party beneficiaries.

Section 13.  Governing Law.  This Guaranty shall be governed by and construed in accordance with the laws of the State of New York (without regard to principles of conflict of laws that would direct for application of the laws of another jurisdiction).

Section 14.  Submission to Jurisdiction.  Each of the Guarantor and the Beneficiary hereto consents to submit itself to the exclusive jurisdiction of any state or federal court of competent jurisdiction located in the State of New York, United States of America, with respect to any dispute that arises under this Guaranty or in connection with the transactions contemplated hereby, and irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Guaranty or the transactions contemplated hereby in (a) the courts of the State of New York in New York County, or (b) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 15.  Waiver of Jury Trial.  EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR THE AGREEMENT.

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Section 16.  Entire Agreement.  This Guaranty constitutes the entire agreement of the Guarantor and the Beneficiary pertaining to the subject matter hereof and supersedes all prior written or oral agreements and understandings between the Guarantor and the Beneficiary with respect to the subject matter hereof.

Section 17.  Amendments.  No amendments or modifications of or to any provision of this Guaranty shall be binding until in writing and executed by the Guarantor and the Beneficiary.

Section 18.  Severability.  If any one or more of the provisions of this Guaranty should be determined to be illegal or unenforceable, all other provisions shall remain effective.

Section 19.

Interpretation.  The word “including” when used in this Guaranty shall be deemed to be followed by “without limitation” or “but not limited to,” whether or not it is in fact followed by such words or words of like import.

Section 20.

Trustee Liability.  No shareholder or trustee of the Guarantor shall be held to any liability whatever for the payment of any sum of money or for damages or otherwise under this Guaranty.  This Guaranty shall not be enforceable against any such trustee in their or his or her individual capacities or capacity and this Guaranty shall be enforceable against the trustees of the Guarantor only as such, and every Person having any claim or demand arising under this Guaranty and relating to the Guarantor, its shareholders or trustees shall look solely to the trust estate of the Guarantor for the payment or satisfaction thereof.

Section 21.

Counterparts.  This Guaranty may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.  The Guarantor and the Beneficiary acknowledge and agree that any document or signature delivered by facsimile or electronic transmission shall be deemed to be an original executed document for all purposes hereof.

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IN WITNESS WHEREOF, the Guarantor hereto has executed this Guaranty, as of the date first set forth above.

NSTAR

By:

Name:

Title:

Date:

Accepted:

H.Q. HYDRO RENEWABLE ENERGY, INC.

By:

Name:

Title:

Date:

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NORTHEAST UTILITIES

GUARANTY AGREEMENT

This Guaranty Agreement (“Guaranty”), dated as of _______________ ___, 2010, is made and entered into by Northeast Utilities, a public utility holding company organized and existing as a voluntary trust under the laws of the Commonwealth of Massachusetts and having its head office and principal place of business at One Federal Street, Springfield, MA 01105, United States of America (hereinafter referred to as the “Guarantor”), in favor of H.Q. Hydro Renewable Energy, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 75, René-Lévesque Boulevard West, Montréal, QC, Canada, H2Z 1A4 (hereinafter referred to as the “Beneficiary”).

WHEREAS the Beneficiary and Northern Pass Transmission LLC, a limited liability company organized and existing under the laws of the State of New Hampshire and having its place of business at Energy Park, 780 North Commercial Street, Manchester, NH 03101, United States of America (hereinafter referred to as “NPT”), have executed a Transmission Service Agreement, dated as of October 4, 2010 (hereinafter referred to as the “Agreement”) (capitalized terms used but not defined in this Guaranty to have the meaning accorded such terms in the Agreement);

WHEREAS the Guarantor indirectly owns, through a wholly-owned subsidiary, a portion of the beneficial ownership interests in NPT and will directly or indirectly benefit from the Agreement; and

WHEREAS the Beneficiary has required that the Guarantor guarantee to the Beneficiary payment of all obligations of NPT under the Agreement, and the Guarantor has agreed to guarantee such obligations, subject to a maximum dollar limitation and the other terms and conditions provided in this Guaranty;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees with the Beneficiary as follows:

Section 1.  Guaranty.

(a)

Guaranteed Obligations.  The Guarantor absolutely, irrevocably, and unconditionally guarantees to the Beneficiary, its successors and endorsees and assignees, as primary obligor and not merely as a surety, (i) the payment of all present and future amounts owed by NPT to the Beneficiary under the Agreement (including payment of NPT’s indemnification obligations), not later than the date that is thirty (30) days after a written demand by the Beneficiary upon the Guarantor stating that NPT has failed to pay any such amount when due under the Agreement after demand therefor in accordance with the Agreement; provided, that the aggregate liability of the Guarantor under this Section 1(a) shall not exceed $18,750,000.00, plus (ii) payment of all third-party, out-of-pocket costs or expenses reasonably incurred by the Beneficiary to enforce its rights against the Guarantor under this Guaranty including reasonable attorneys’ fees, court costs and similar costs (such amounts and such costs and expenses hereinafter collectively called “Guaranteed Obligations”); provided, further, that it

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shall be a condition precedent to the Guarantor’s obligations under this Guaranty that the Operation Phase shall have commenced under the Agreement; provided, further, that, subject to Section 8 of this Guaranty, this Guaranty shall terminate when and as provided in Section 9 of this Guaranty.

(b)

Guaranty of Payment and Not Collection.  This Guaranty is a guaranty of payment and not merely of collection.

(c)

Information.  At the Guarantor’s request, the Beneficiary shall provide the Guarantor with any useful information respecting the content and the terms and conditions of the Guaranteed Obligations and a statement of account with details of billings and payments; provided, that such a request by the Guarantor shall not delay or prevent the Guarantor from paying under this Guaranty.

Section 2.  Nature of Guaranty.  The Guarantor’s obligations hereunder shall be subject to all the contractual protections, limitations, waivers, exclusions and rights that NPT has under the Agreement, and the Guarantor shall be entitled to the benefits of any modification of, amendment to, waiver of or consent to departure from, the Agreement to the extent, if any, NPT would have been entitled to such benefits.  Nonetheless, this Guaranty shall not be deemed discharged, impaired or affected by the existence, validity, enforceability, perfection, or extent of any collateral for any obligations under the Agreement of NPT.

Section 3.  Consents, Waivers and Renewals.  The Guarantor agrees that the Beneficiary may at any time and from time to time, either before or after maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of any of NPT’s obligations under the Agreement, or accept, exchange or surrender any collateral therefor, or renew the Agreement, and may also make any agreement with NPT or with any other party to, or Person liable for any of the obligations contemplated in, the Agreement, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Beneficiary and NPT or any such other party or Person, without in any way impairing or affecting this Guaranty.  The obligations of the Guarantor hereunder are independent of the obligations of NPT, and the Guarantor agrees that the Beneficiary may resort to the Guarantor for payment of the Guaranteed Obligations, whether or not the Beneficiary shall have resorted to any collateral security, or shall have proceeded against any other obligor principally or secondarily obligated with respect to any of the Guaranteed Obligations, and whether or not NPT is joined in an action or proceeding against the Guarantor or a separate action or actions are brought against NPT.

Section 4.  Subrogation.  In any case, including NPT’s insolvency, the Guarantor will not exercise any rights that it may acquire by way of subrogation, and hereby waives, to the fullest extent permitted by Applicable Law, any right to enforce any remedy that the Beneficiary now has or may hereafter have against NPT in respect of the Guaranteed Obligations.  Notwithstanding the foregoing, upon full, final and indefeasible payment of all Guaranteed Obligations, the Guarantor shall be subrogated to the rights of the Beneficiary against NPT and the Beneficiary agrees to take, at the Guarantor’s expense, such steps as the Guarantor may reasonably request to implement such subrogation; provided, that, if a bankruptcy court in a bankruptcy proceeding of NPT issues a stay or injunction prohibiting or preventing the

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Guarantor from amending this Guaranty, as contemplated by Section 17.1.2 of the Agreement, based in whole or in part on the effects on the estate of NPT of any increase in the aggregate liability of the Guarantor under Section 1(a) of this Guaranty after the entry of an order of relief with respect to NPT from the amount of the aggregate liability of the Guarantor under Section 1(a) of this Guaranty in the Owner Guaranty prior to such amendment, and/or on the effects on the estate of NPT of the Guarantor’s rights of subrogation resulting from such increase, then, in either such case, the Guarantor’s waiver set forth in this Section 4 shall be absolute and permanent with respect to the portion of the Guaranteed Obligations equal to the amount of such increase; provided, further, that nothing in this Section 4 or in Section 8 of this Guaranty shall be construed to prevent the Guarantor from opposing or seeking to terminate such stay or injunction or any request of a third party for such a stay or injunction, in such bankruptcy proceeding.

Section 5.  Waiver; Cumulative Rights.  No waiver of any provision of this Guaranty shall be binding unless in a writing signed by the Beneficiary and specifically referring to this Guaranty.  No failure on the part of the Beneficiary to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any waiver nor any single or partial exercise by the Beneficiary of any right, remedy or power hereunder preclude any other future exercise of any right, remedy or power.  Each and every right, remedy and power hereby granted to the Beneficiary or allowed to it by Applicable Law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Beneficiary from time to time.

Section 6.  Waivers.

(a)

Waiver of Notice.  The Guarantor waives notice of the acceptance of this Guaranty, notice of dishonor, presentment and demand, except as set forth in Section 1 of this Guaranty, notice of exercise of any right and all other notices whatsoever.

(b)

Absolute Guaranty.  To the fullest extent permitted by Applicable Law, and except as limited by the express terms hereof, the liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of, and the Guarantor waives any right or defense arising out of:  (i) the lack of power or authority of the Guarantor to execute and deliver this Guaranty or of NPT to execute and deliver the Agreement; (ii) the failure of NPT to exist as a legal entity or the consolidation or merger of NPT with or into any other corporation or other entity, or the sale, lease or other disposition by NPT of all or substantially all of its assets to any other business entity; (iii) any disposal, transfer, assignment or other disposition or all or any part of the direct or indirect interest of the Guarantor in NPT; (iv) the bankruptcy, insolvency, dissolution, administration, reorganization, or liquidation of NPT, the admission in writing by NPT of its inability to pay its debts as they mature, or its making of a general assignment for the benefit of, or entering into a composition or arrangement with creditors or similar proceeding (whether such right or defence is available to the Guarantor, NPT, as debtor, or NPT’s trustee or receiver); (v) any failure to give to the Guarantor notice of default in the making of any payment due and payable under this Guaranty or the Agreement, or notice of any failure on the part of NPT to do any act or thing or to observe or perform any covenant, condition or agreement by it to be observed or performed under the Agreement, except for the obligations to make demand for payment as set forth under Section 1 of this Guaranty; (vi) the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the

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Guarantor against NPT; (vii) subject to Section 2 of this Guaranty, any amendment, modification or extension of the Agreement; (viii) any assertion or claim that the automatic or other stay provided by Section 362 of the Bankruptcy Code or the equivalent legislation of any other country arising upon the voluntary or involuntary bankruptcy proceeding of NPT shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Beneficiary to enforce any rights that the Beneficiary may have against the Guarantor; and (ix) any other circumstances whatsoever (with or without knowledge of the Beneficiary or the Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge or defense of the Guarantor under this Guaranty, in bankruptcy or in any other instance, including all defenses of a guarantor or surety generally, other than full, final and indefeasible payment of the Guaranteed Obligations by the Guarantor and/or NPT.

Section 7.  Representations and Warranties.

The Guarantor represents and warrants that:

a)

It is a public utility holding company duly organized as a voluntary trust, validly existing and in good standing under the laws of the jurisdiction of its formation and has full voluntary trust power to execute, deliver and perform this Guaranty;

b)

The execution, delivery and performance of this Guaranty have been and remain duly authorized by all necessary voluntary trust action and do not contravene any provision of any Applicable Law applicable to or binding on the Guarantor or any of its properties or the Guarantor’s constitutional documents or any contractual restriction binding on the Guarantor or its assets and that the individual or individuals executing this Guaranty for and on behalf of the Guarantor have been duly authorized to do so;

c)

This Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws and to general principles of equity; and

d)

 There is no pending or, to the best of the Guarantor’s knowledge, threatened action or proceeding affecting the Guarantor before any Governmental Authority that might reasonably be expected to materially and adversely affect the ability of the Guarantor to perform its obligations under this Guaranty.

Section 8.  Setoff and Counterclaims; Bankruptcy.  Notwithstanding anything in this Guaranty to the contrary, the Guarantor shall be entitled to assert all rights and defenses that NPT may be entitled to under the Agreement, including any setoff or counterclaims that NPT is or may be entitled to under the Agreement, except that the Guarantor shall not be entitled to any rights or defenses arising out of the matters described in clauses (i) through (viii) of Section 6(b) of this Guaranty.  Notwithstanding anything in Section 9 of this Guaranty to the contrary, the obligations of the Guarantor under this Guaranty automatically shall be reinstated if and to the extent that, for any reason, any payment by or on behalf of NPT in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.  The Guarantor hereby agrees not to seek an injunction or otherwise seek to stay its liability under

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this Guaranty in any voluntary or involuntary bankruptcy proceeding of NPT and, in the event such injunction or stay issues at the instance of a third party, to take such steps as may be necessary or appropriate to seek to terminate or dissolve any such injunction or stay.

Section 9.  Termination.

(a)

Continuing Guaranty.  The Guarantor acknowledges that the Beneficiary has entered into the Agreement in reliance on this Guaranty being a continuing and irrevocable agreement and the Guarantor agrees that this Guaranty may not be revoked in whole or in part, except that this Guaranty and the Guarantor’s liability hereunder may be terminated as provided in this Section 9.

(b)

Expiration.  This Guaranty is a continuing guarantee effective upon the commencement of the Operation Phase.  The Guarantor’s obligations with respect to the Guaranteed Obligations shall expire upon the full, final and indefeasible payment of such Guaranteed Obligations.

(c)

Transfer.  Upon any Transfer by NPT that is permitted by Section 23.1 of the Agreement, including (i) the approval of such Transfer by the Beneficiary, (ii) the assumption in writing by the Transferee of NPT’s obligations associated with the Transferred portion of the Agreement, which assumption is not subject to conditions that have not been satisfied or waived, and (iii) delivery to the Beneficiary of any replacement security or other financial assurances to be provided by on or behalf of the Transferee in connection with such Transfer in accordance with the Agreement, then, provided, that an Owner Default shall not have occurred and be continuing, (x) the obligations of the Guarantor hereunder shall terminate to the extent of the Transferred portion of the Agreement and the Guarantor shall be fully, finally, and unconditionally released from all liability with respect thereto associated with the Transferred portion of the Agreement (it being understood that the aggregate liability of the Guarantor under Section 1(a) of this Guaranty shall be reduced in proportion to the Transferred portion of the Agreement), and (y) at the request of the Guarantor, the Beneficiary shall execute and deliver to the Guarantor a full, final, and unconditional release of the Guaranteed Obligations, in such form as the Guarantor may reasonably request, with respect to the Transferred portion of the Agreement.  For the avoidance of doubt, this Section 9(c) does not apply to any Transfer permitted by Section 23.2 or Section 23.3 of the Agreement.

Section 10.  Assignment.  The Guarantor shall not be entitled to assign its rights, interest or obligations hereunder to any other Person without the prior written consent of the Beneficiary.  The Beneficiary shall be entitled to assign its rights, interest or obligations hereunder solely in connection with an assignment of the Agreement permitted pursuant to the terms of the Agreement.

Section 11.  Notices.  All notices or other communications in respect of this Guaranty shall be in writing, and delivered by hand or by registered mail (return receipt requested), overnight courier service or given by facsimile (except for a demand for payment) and addressed or directed as follows:

If to the Guarantor:

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NORTHEAST UTILITIES

Attention:  Vice President and Treasurer

c/o Northeast Utilities Service Company

56 Prospect Street

Hartford, CT 06103

United States of America

Facsimile:  (860)728-4632

With a copy to:

NORTHEAST UTILITIES

Attention:  Senior Vice President and General Counsel

c/o Northeast Utilities Service Company

56 Prospect Street

Hartford, CT 06103

United States of America

Facsimile:  (860)728-4581

If to the Beneficiary:

H.Q. HYDRO RENEWABLE ENERGY, INC.

Attention:  Christian G. Brosseau, President

75, René-Lévesque Boulevard West, 18th Floor

Montréal (Québec) Canada

H2Z 1A4

Facsimile:  (514)289-5484

or such address as the Guarantor or the Beneficiary may give notice to the other party, from time to time.

Section 12.  Successors; No Third-Party Beneficiaries.  This Guaranty shall be binding upon the Guarantor, its successors and permitted assigns.  This Guaranty shall inure to the benefit of the Beneficiary and its successors and permitted assigns.  This Guaranty is not intended to create any third-party beneficiaries.

Section 13.  Governing Law.  This Guaranty shall be governed by and construed in accordance with the laws of the State of New York (without regard to principles of conflict of laws that would direct for application of the laws of another jurisdiction).

Section 14.  Submission to Jurisdiction.  Each of the Guarantor and the Beneficiary hereto consents to submit itself to the exclusive jurisdiction of any state or federal court of competent jurisdiction located in the State of New York, United States of America, with respect to any dispute that arises under this Guaranty or in connection with the transactions contemplated hereby, and irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Guaranty or the transactions contemplated hereby in (a) the courts of the State of New York in New York County, or (b) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that

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any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 15.  Waiver of Jury Trial.  EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR THE AGREEMENT.

Section 16.  Entire Agreement.  This Guaranty constitutes the entire agreement of the Guarantor and the Beneficiary pertaining to the subject matter hereof and supersedes all prior written or oral agreements and understandings between the Guarantor and the Beneficiary with respect to the subject matter hereof.

Section 17.  Amendments.  No amendments or modifications of or to any provision of this Guaranty shall be binding until in writing and executed by the Guarantor and the Beneficiary.

Section 18.  Severability.  If any one or more of the provisions of this Guaranty should be determined to be illegal or unenforceable, all other provisions shall remain effective.

Section 19.

Interpretation.  The word “including” when used in this Guaranty shall be deemed to be followed by “without limitation” or “but not limited to,” whether or not it is in fact followed by such words or words of like import.

Section 20.

Trustee Liability.  No shareholder or trustee of the Guarantor shall be held to any liability whatever for the payment of any sum of money or for damages or otherwise under this Guaranty.  This Guaranty shall not be enforceable against any such trustee in their or his or her individual capacities or capacity and this Guaranty shall be enforceable against the trustees of the Guarantor only as such, and every Person having any claim or demand arising under this Guaranty and relating to the Guarantor, its shareholders or trustees shall look solely to the trust estate of the Guarantor for the payment or satisfaction thereof.

Section 21.

Counterparts.  This Guaranty may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.  The Guarantor and the Beneficiary acknowledge and agree that any document or signature delivered by facsimile or electronic transmission shall be deemed to be an original executed document for all purposes hereof.

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IN WITNESS WHEREOF, the Guarantor hereto has executed this Guaranty, as of the date first set forth above.

NORTHEAST UTILITIES

By:

Name:

Title:

Date:

Accepted:

H.Q. HYDRO RENEWABLE ENERGY, INC.

By:

Name:

Title:

Date:

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ATTACHMENT F

Subordination Terms

1.

Definitions.  For purposes of this Attachment F, capitalized terms that are defined in the Transmission Service Agreement, dated as of October 4, 2010 (as amended, amended and restated, supplemented, waived or otherwise modified, the “Agreement”), by and between Northern Pass Transmission LLC, as Owner, and H.Q. Hydro Renewable Energy, Inc., as Purchaser, shall have the same meanings as those set forth in the Agreement.  In addition, the following terms shall have the following meanings:

“Collateral” means, at any time, all property or assets (including limited liability company membership interests) subject to (or intended by the Loan Documents or the Agreement to be subject to) a Senior Lien or a Junior Lien.

“Collateral Proceeds” has the meaning set forth in Paragraph 9.

“DIP Financing” has the meaning set forth in Paragraph 10.2.

“Discharge of Project Debt Obligations” means, except to the extent otherwise expressly provided in Paragraph 13:  (a) the indefeasible payment in full in cash and discharge of the principal of, and interest on, all indebtedness outstanding under the Loan Documents and constituting Project Debt Obligations; (b) the indefeasible payment in full in cash and discharge of all other Project Debt Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid; (c) termination or expiration of all commitments, if any, to extend credit that would constitute Project Debt Obligations; and (d) termination or cash collateralization of all letters of credit issued under the Loan Documents and constituting Project Debt Obligations.

“Junior Lien” means any Lien that presently exists or that may exist or arise at any time hereafter securing the TSA Obligations, including those under the Purchaser’s Security Documents.

“Lien” means any lien, mortgage, pledge, assignment, security interest, fixed or floating charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or deposit or other preferential arrangement having the practical effect of any of the foregoing.

“Owner Party” means Owner and the members of Owner pledging membership interests in Owner as Collateral.

“Proceeding” means:  (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Owner Party; (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Owner Party or with respect to a material portion of its respective assets; (c) any liquidation, dissolution,

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reorganization or winding up of any Owner Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Owner Party.

“Recovery” has the meaning set forth in Paragraph 13.

“Senior Lien” means any Lien that presently exists or that may exist or arise at any time hereafter securing the Project Debt Obligations, including any Lien under the Loan Documents.

“Standstill Period” has the meaning set forth in Paragraph 4(a)(i).

“TSA Obligations” means the obligations of Owner under the Agreement secured by the Purchaser Security Documents.

2.

Subordination of Junior Lien.

2.1

Any and all Senior Liens shall be prior and superior in all respects to any and all Junior Liens.  Any and all Junior Liens shall be junior and subordinate in all respects to any and all Senior Liens.  For the avoidance of doubt and as set forth in Section 17.2.2 of the Agreement, any and all Junior Liens shall be superior in priority to all indebtedness (other than the Project Debt Obligations) of Owner secured by the Collateral.

2.2

The provisions of Paragraph 2.1 shall apply irrespective of:

(a)

the date, time, order, manner or method of grant, attachment or perfection of the Liens created by any Loan Document or any Purchaser’s Security Document;

(b)

the date, time, order, manner or method of filing or recording of financing statements or other documents filed or recorded to perfect Liens on any Collateral;

(c)

the rules for determining perfection or priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors; or

(d)

any defect or deficiency in, or failure to attach or perfect, the Senior Liens or the Junior Liens.

2.3

Nothing in the Subordination Agreement shall (a) restrict or interfere with the exercise of Purchaser’s rights and remedies under the Agreement, whether as set forth thereunder, at law or in equity, except with respect to Purchaser’s rights and remedies in respect of Junior Liens, (b) prevent Owner from making, or prevent Purchaser from receiving, payments under the Agreement at any time, so long as such receipt is not the direct or indirect result of the exercise by Purchaser of rights or remedies in respect of the Junior Liens, or enforcement thereof, in contravention of the Subordination Agreement, or (c) otherwise affect or limit the obligations of Owner under the Agreement, the Purchaser’s Security Documents or the Loan Documents.  The Subordination Agreement shall be solely for the benefit of Purchaser and the Financing Parties and not of any other Person (including any Owner Party).

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2.4

The parties to the Subordination Agreement intend that the Collateral subject to the Senior Lien and the Collateral subject to the Junior Lien shall be the same.  In furtherance of the foregoing, the parties to the Subordination Agreement agree, subject to the other provisions hereof, upon request by the Financing Parties or Purchaser, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine (a) the specific items included in the Collateral subject to the Senior Lien and the Collateral subject to the Junior Lien, and (b) the steps to be taken to perfect their respective Liens thereon.

3.

Subordination Respecting Additional Advances.  Without limiting the provisions of Paragraph 2, the Junior Liens are, and shall be, expressly subject and subordinate in all respects to the Senior Liens that secure any and all advances made at any time or from time to time on or with respect to the Project Debt Obligations, whenever made, including any and all of such advances, interest, charges, fees and expenses that may increase the indebtedness evidenced and secured by the Loan Documents.

4.

Exercise of Remedies.

(a)

Until the Discharge of Project Debt Obligations has occurred, whether or not any Proceeding has been commenced by or against Owner or any other Owner Party, Purchaser:

(i)

will not exercise or seek to exercise any rights or remedies (including setoff and credit bid) under the Purchaser’s Security Documents or the Junior Liens with respect to any Collateral or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure or any Proceeding); provided, that Purchaser may exercise any or all such rights or remedies after a period of at least one hundred eighty (180) days has elapsed (such one hundred eighty (180)-day period, the “Standstill Period”) since the date on which Purchaser has notified the Financing Parties that Purchaser is permitted to enforce any or all of its rights and remedies under the Purchaser’s Security Documents in accordance with Section 15.4(e) of the Agreement, if the Owner Default giving rise to such rights or remedies shall then be continuing; provided, further, that, notwithstanding anything herein to the contrary, in no event shall Purchaser exercise any rights or remedies under the Purchaser Security Documents or the Junior Liens with respect to the Collateral if, notwithstanding the expiration of the Standstill Period, the Financing Parties shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of the Collateral (prompt notice of such exercise to be given by the Financing Parties to Purchaser).

(ii)

will not contest, protest or object to any foreclosure proceeding or action brought by a Financing Party or any other exercise by a Financing Party of any rights and remedies relating to the Collateral under the Loan Documents or the Senior Liens consistent with the Subordination Agreement, the Agreement and Applicable Law; and

(iii)

will not object to the forbearance by a Financing Party from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Senior Liens or the Collateral, in each case, so long as the Junior

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Liens attach to the proceeds thereof, subject to the relative priorities described in Paragraph 2.

(b)

Notwithstanding the foregoing, Purchaser may:

(i)

file a claim or statement of interest with respect to the TSA Obligations; provided, that a Proceeding has been commenced by or against Owner;

(ii)

take any action (not adverse to the priority status of the Senior Liens, or the rights of any Financing Party to exercise remedies in respect thereof as provided in the Subordination Agreement) in order to create, perfect, preserve or protect the Junior Liens;

(iii)

file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance or avoidance of the claims of Purchaser or of the Junior Liens, including any claims secured by the Collateral, if any, in each case in accordance with the terms of the Subordination Agreement; and

(iv)

vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of the Subordination Agreement, with respect to the TSA Obligations and the Collateral; provided, that Purchaser shall not (A) vote against any plan of reorganization supported by the Financing Parties unless Purchaser’s negative vote as a general unsecured creditor in a class of claims that includes other general unsecured creditors (assuming that its full claim were voted as a general unsecured claim) would be sufficient to result in such class voting to not accept such plan of reorganization, or (B) vote in favor of, or otherwise support, a plan of reorganization not supported by the Financing Parties unless Purchaser’s affirmative vote as a general unsecured creditor in a class of claims that includes other general unsecured creditors (assuming that its full claim were voted as a general unsecured claim) would be sufficient to result in such class voting to accept such plan of reorganization.

(c)

Subject to Paragraphs 4(a) and (b) and Paragraph 10.4(b):

(i)

Purchaser agrees that it will not take any action that would hinder any exercise of remedies under the Loan Documents or Senior Liens or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise;

(ii)

Purchaser hereby waives any and all rights it may have as a junior lien creditor or otherwise to notice of any action by the Financing Parties seeking to enforce or collect the Project Debt Obligations or the Senior Liens granted in any of the Collateral undertaken in accordance with the Subordination Agreement, regardless of whether or not any action or failure to act by or on behalf of the Financing Parties is adverse to the interests of Purchaser;

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(iii)

Purchaser hereby waives any and all rights it may have as a junior lien creditor or otherwise to object to the manner in which the Financing Parties seek to enforce or collect the Project Debt Obligations or the Senior Liens granted in any of the Collateral undertaken in accordance with the Subordination Agreement, regardless of whether or not any action or failure to act by or on behalf of the Financing Parties is adverse to the interests of Purchaser; and

(iv)

Purchaser hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Purchaser’s Security Documents shall be deemed to restrict in any way the rights and remedies of the Financing Parties with respect to the Collateral as set forth in the Subordination Agreement and the Loan Documents.

(d)

Anything to the contrary in the Subordination Agreement notwithstanding, and both before and during any Proceeding, except as specifically prohibited by Paragraphs 4(a)(i) and 4(c), Purchaser may take any actions and exercise any and all rights and remedies that would be available to a holder of unsecured claims against Owner in accordance with the Agreement and Applicable Law.

5.

Non-Disturbance.  So long as the Agreement has not been terminated in accordance with its terms, Purchaser’s rights under the Agreement shall not be disturbed, diminished or interfered with by the Financing Parties, and the Financing Parties shall not take any action or request any relief or remedy that would terminate the Agreement or otherwise impair Purchaser’s rights thereunder, notwithstanding any rights the Financing Parties may have against Owner under the Loan Documents or otherwise.  If, pursuant to the Loan Documents, the Financing Parties or their designee forecloses on or enters into possession of the Northern Pass Transmission Line or other Collateral, then, provided the Agreement has not been terminated in accordance with its terms, the Financing Parties or such designee, as the case may be, and any transferee of the Northern Pass Transmission Line or other Collateral or an interest therein, shall be bound by all of the terms of the Agreement and the Agreement shall continue in full force and effect as if such party had taken the place of Owner under the Agreement; provided, however, that recourse to the Financing Parties or their designee in respect of the Agreement shall be limited to the Collateral.  Should the Financing Parties sell, assign, or otherwise transfer the Northern Pass Transmission Line or other Collateral or an interest therein prior to the termination of the Agreement in accordance with its terms, such transfer shall be expressly conditioned on the transferee agreeing to be bound by the terms of the Agreement.  If, (a) pursuant to the Loan Documents, the Financing Parties or their designee forecloses on, or enters into possession of, the Northern Pass Transmission Line or other Collateral, and (b) the Agreement is rejected or terminated as a result of any Proceeding affecting Owner, then if, within thirty (30) days after the occurrence of such an event, Purchaser shall so request, Purchaser and the Financing Parties or their designee or a transferee, as applicable, shall execute and deliver a new agreement having identical terms as the Agreement (subject to any conforming changes necessitated by the substitution of parties); provided, that (i) the term under the new agreement shall be no longer than the remaining balance of the term specified in the Agreement, and (ii) prior to the execution of such new agreement, Purchaser shall cure any outstanding payment and performance defaults under the Agreement, excluding any performance defaults that, by their nature, are incapable of being cured, and upon execution of such new agreement, Purchaser and the Financing Parties or their

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designee or a transferee, as applicable, shall be liable for all obligations arising under such new agreement.

6.

Actions Respecting Collateral.

6.1

Until the Discharge of Project Debt Obligations has occurred, the Financing Parties shall, except as otherwise expressly provided herein, have the exclusive right to enforce rights, exercise remedies (including setoff and credit bid) and make determinations regarding the release, disposition or restrictions of Collateral and may exercise their rights and remedies under the Loan Documents and the Senior Liens in any manner in their sole discretion in compliance with Applicable Law, and without consultation with or the consent of Purchaser, whether in a Proceeding or otherwise.  The Financing Parties’ rights and remedies under the Subordination Agreement shall not be prejudiced by any action omitted or undertaken by it with respect to the Project Debt or any security therefor, consistent with the Loan Documents and the Subordination Agreement, and Purchaser hereby irrevocably and unconditionally waives all of the following:

(a)

notice of acceptance by the Financing Parties of the Subordination Agreement;

(b)

notice of the existence or creation or non-payment of any Project Debt Obligations; and

(c)

all diligence in collection or protection of or realization upon the Project Debt Obligations or any security therefor.

6.2

The Financing Parties may, without affecting the priority of Liens contemplated hereby, do all or any of the following, all in the sole discretion of the Financing Parties and without regard for the effect thereof on Purchaser:  (a) release any security for the Project Debt Obligations (including that provided by the Loan Documents or by any guaranty or letter of credit) or retain or obtain a security interest in other property to secure any or all of the Project Debt Obligations; (b) release, obtain or retain the primary or secondary obligation of any guarantor or endorser or any other Person with respect to any or all of the Project Debt Obligations; (c) to the extent Owner is not prohibited from doing so under the Agreement, refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or issue other indebtedness, in exchange or replacement for, the Project Debt, in whole or in part; and (d) obtain satisfaction of the Project Debt Obligations from the Collateral without proceeding to enforce any guaranty, letter of credit, or other collateral or security for any of the Project Debt Obligations or any other right or remedy.

6.3

In connection with (a) an enforcement of any Senior Lien or of the rights or remedies with respect to the Project Debt Obligations or (b) a disposition of assets, which enforcement or disposition (x) is expressly permitted by the Agreement and (y) does not, by the terms of the Agreement, require as a consequence of such enforcement or disposition that the Agreement be assumed by the purchaser of such assets, the Junior Lien shall be released on any such assets constituting Collateral at the time and to the extent the Senior Lien on such Collateral is released by the Financing Parties.  Purchaser hereby appoints the Financing Parties as attorney-in-fact for the purposes of releasing such Collateral.

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6.4

Purchaser shall not, in any Proceeding or otherwise, oppose any sale or disposition of the Collateral or any part thereof that is supported by the Financing Parties and is in compliance with the Agreement, the Subordination Agreement, and Applicable Law, and Purchaser will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any such sale of the Collateral or any part thereof supported by the Financing Parties; provided, that the proceeds thereof are applied to the reduction of the Project Debt Obligations and thereafter in the manner contemplated by Paragraph 7.1.

6.5

Unless and until the Discharge of Project Debt Obligations has occurred, the Financing Parties shall have the sole and exclusive right, subject to the rights of the Owner Parties under the Loan Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral.  Unless and until the Discharge of Project Debt Obligations has occurred, and subject to the rights of the Owner Parties under the Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect of the Collateral shall be paid to the Financing Parties pursuant to the terms of the Loan Documents (including for purposes of cash collateralization of letters of credit) and thereafter, to the extent that (a) the Discharge of Project Debt Obligations has occurred and (b) Purchaser would be entitled to such proceeds under the second sentence of Paragraph 7.1, to Purchaser.  Until the Discharge of Project Debt Obligations has occurred, if Purchaser shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of the Subordination Agreement, it shall pay such proceeds over to the Financing Parties in accordance with the last sentence of Paragraph 7.1.

7.

Proceeds.

7.1

So long as the Discharge of Project Debt Obligations has not occurred, whether or not any Proceeding has been commenced by or against Owner, any Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies by a Financing Party, shall be applied by the Financing Parties to the Project Debt Obligations in such order as specified in the Loan Documents.  Upon the Discharge of Project Debt Obligations, if (a) there has been and continues to be an Owner Default under the Agreement, (b) the amount of damages suffered by Purchaser as a result of such Owner Default has been agreed in writing between Owner and Purchaser or determined in accordance with Article 18 of the Agreement, and (c) Owner shall not have paid such amount on or before the date specified for payment in such written agreement or within fourteen (14) Business Days after the date of such determination, as applicable, the Financing Parties shall then deliver to Purchaser any Collateral and proceeds of Collateral held by any Financing Party in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by Purchaser to the TSA Obligations in such order as specified in the Purchaser’s Security Documents.

7.2

If

(a)

Purchaser shall receive any Collateral or proceeds of any Collateral in contravention of the Subordination Agreement, or

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(b)

the Senior Liens do not attach to, or are not perfected or enforceable with respect to, any Collateral for any reason, and Purchaser shall receive any distribution or recovery with respect to, or allocable to, the value of such Collateral or any proceeds, thereof, then Purchaser agrees that any such Collateral, distribution, recovery or proceeds shall (for so long as the Discharge of Project Debt Obligations has not occurred) be segregated and held in trust and forthwith paid over to the Financing Parties in the same form as received without recourse, representation or warranty (other than a representation of Purchaser that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery), but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct until such time as the Discharge of Project Debt Obligations has occurred.  The Financing Parties are hereby authorized to make any such endorsements as agent for Purchaser.  This authorization is coupled with an interest and is irrevocable.

8.

Covenants.

8.1

So long as the Discharge of Project Debt Obligations has not occurred, Purchaser hereby agrees that it will not modify or amend any of the Purchaser’s Security Documents, without the Financing Parties’ prior express written consent (other than to conform the Purchaser’s Security Documents to modifications or amendments to the Financing Parties’ security documents to the extent consistent with Section 17.2.1 of the Agreement).  The Financing Parties shall notify Purchaser of any such modifications or amendments.

8.2

So long as the Discharge of Project Debt Obligations has not occurred, Purchaser shall not, without the prior written consent of the Financing Parties, sell, assign, or otherwise transfer, in whole or in part, any rights in the Purchaser’s Security Documents to any other Person unless (1) such action is made in connection with an assignment of the Agreement to such Person that is permitted in accordance with the terms of the Agreement, (2) such action is made expressly subject to the Subordination Agreement and (3) the transferee expressly acknowledges to the Financing Parties, by a writing in form and substance reasonably satisfactory to the Financing Parties, the subordination provided for in the Subordination Agreement and agrees to be bound by all of the terms thereof.

8.3

The Financing Parties agree to hold that part of the Collateral that is in their possession or control (or in the possession or control of their agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the Uniform Commercial Code as bailee for Purchaser (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code) and any assignee of Purchaser, solely for the purpose of perfecting the security interest granted under the Purchaser’s Security Documents.  The Financing Parties shall have no obligation whatsoever to Purchaser to ensure that the Collateral is genuine or owned by any of the Owner Parties or to preserve rights or benefits of any Person except as expressly set forth in this Paragraph 8.3.  The duties and responsibilities of the Financing Parties to Purchaser under this Paragraph 8.3 shall be limited solely to holding the Collateral as bailee in accordance with this Paragraph 8.3 and delivering the Collateral upon a Discharge of Project Debt Obligations as provided in the Subordination Agreement.  The Financing Parties acting pursuant to this Paragraph 8.3 shall not have a fiduciary relationship in respect of Purchaser.

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9.

Liquidation; Dissolution; Bankruptcy.  Without limitation of the provisions of Paragraph 2.3(b), upon any payment or distribution of Collateral of any kind or character, whether in cash, securities or other property, to creditors of Owner in a liquidation or dissolution of Owner, whether voluntary or involuntary, or in a Proceeding relating to Owner or its property or creditors (“Collateral Proceeds”):

(a)

the Financing Parties shall be entitled to receive payment in full, in cash or cash equivalents, of the Project Debt Obligations before Purchaser or any other holder of the TSA Obligations shall be entitled to receive, for or on account of the Purchaser’s Security Documents, any payment of Collateral Proceeds with respect to any TSA Obligations or on account of any purchase or other acquisition of any TSA Obligations by Owner; and

(b)

so long as the Discharge of Project Debt Obligations has not occurred, any payment or distribution of Collateral Proceeds for or on account of the Purchaser’s Security Documents, to which Purchaser would be entitled but for this Paragraph 9, shall be made by Owner or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment of distribution, directly to the Financing Parties to the extent necessary to pay all such Project Debt Obligations in full.

10.

Proceedings.

10.1

Each of (a) Purchaser and (b) the Financing Parties agrees that it will not (and hereby waives any right to) contest, or support any other Person in contesting, in any proceeding (including any Proceeding), any Project Debt Obligation or TSA Obligation or the priority, validity or enforceability of any Senior Lien or Junior Lien, as the case may be, or the provisions of the Subordination Agreement; provided, that nothing in the Subordination Agreement shall be construed to prevent or impair the rights of the Financing Parties or Purchaser to enforce the Subordination Agreement, including the provisions of the Subordination Agreement relating to the priority of the Senior Liens and Junior Liens.

10.2

Until the Discharge of Project Debt Obligations has occurred, if Owner or any other Owner Party shall be subject to any Proceeding and the Financing Parties shall desire to permit (a) the use of cash collateral on which the Financing Parties or any other creditor has a Lien or (b) Owner or any other Owner Party to obtain financing, whether from the Financing Parties or any other Person, under Section 364 of the Bankruptcy Code (“DIP Financing”), then Purchaser agrees that it will raise no objection to the use of such cash collateral or to such DIP Financing, respectively, and to the extent the Senior Liens are subordinated to, or pari passu with, such DIP Financing, Purchaser will subordinate the Junior Liens in the Collateral to the Liens securing such DIP Financing (and all obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except as expressly agreed by the Financing Parties or to the extent permitted by Paragraph 10.4); provided, that the aggregate principal amount of the DIP Financing, plus the aggregate outstanding principal amount of Project Debt Obligations, does not exceed the principal amount of Project Debt permitted to constitute Project Debt Obligations in accordance with the second sentence of the definition thereof, and Purchaser retains the right to object to any ancillary agreements or arrangements regarding the use of cash collateral or the DIP Financing that are materially prejudicial to Purchaser’s interests.  Purchaser agrees that it will not raise any objection or oppose a motion to sell or otherwise dispose of any

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Collateral free and clear of the Junior Liens or other claims under Section 363 of the Bankruptcy Code if (i) the requisite Financing Parties have consented to such sale or disposition of such assets, (ii) such motion does not impair the rights of Purchaser under Section 363(k) of the Bankruptcy Code, and (iii) the Junior Liens attach to the proceeds of such sale or disposition subject to the relative priorities described in Paragraph 2.

10.3

If any Financing Party is required in any Proceeding or otherwise to turn over or otherwise pay to the estate of Owner or any other Owner Party any amount paid in respect of Project Debt Obligations, then such Financing Party shall be entitled to a reinstatement of Project Debt Obligations with respect to all such recovered amounts.

10.4

The following provisions shall apply with respect to requests for adequate protection:

(a)

Purchaser agrees that it shall not contest (or support any other Person in contesting):

(i)

any request by the Financing Parties for adequate protection; or

(ii)

any objection by the Financing Parties to any motion, relief, action or proceeding based upon the Financing Parties claiming a lack of adequate protection.

(b)

Notwithstanding the foregoing provisions in this Paragraph 10.4, in any Proceeding:

(i)

if the Financing Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any use of cash collateral or any DIP Financing, then Purchaser may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens on such cash collateral and to the Senior Liens or the Liens securing the DIP Financing (and all obligations relating thereto) on the same basis as the other Junior Liens are so subordinated to the Senior Liens under such Subordination Agreement; and

(ii)

in the event Purchaser seeks or requests adequate protection in respect of the TSA Obligations and such adequate protection is granted in the form of additional collateral, then Purchaser agrees that the Financing Parties shall also be granted a Lien on such additional collateral as security for the Project Debt Obligations and for any cash collateral use or DIP Financing provided by the Financing Parties and that any Lien on such additional collateral securing the TSA Obligations shall be subordinated to the Senior Lien on such additional collateral and the Lien on such additional collateral securing any such DIP Financing provided by the Financing Parties (and all obligations relating thereto) and to any other Liens granted to the Financing Parties as adequate protection on the same basis as the other Junior Liens are so subordinated to such Senior Liens under the Subordination Agreement.

Except as otherwise expressly set forth in Paragraph 10.2, this Paragraph 10.4 or in connection with the exercise of remedies with respect to the Collateral, nothing herein shall limit the rights of Purchaser from seeking adequate protection with respect to its rights in the Collateral in any

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Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise).

10.5

Except as otherwise expressly provided herein, nothing contained in the Subordination Agreement shall prohibit or in any way limit the Financing Parties from objecting in any Proceeding or otherwise to any action taken by Purchaser, including the asserting by Purchaser of any of its rights and remedies under the Agreement or the Purchaser’s Security Documents.

11.

Subrogation.  Following the Discharge of the Project Debt Obligations, Purchaser shall be subrogated to the rights of the Financing Parties to receive distributions of assets of Owner or payment by or on behalf of Owner made on the Project Debt Obligations, until all TSA Obligations shall be paid in full.

12.

Further Assurances.  So long as the Discharge of Project Debt Obligations has not occurred, Purchaser shall, within a reasonable time after request by the Financing Parties, execute, acknowledge and deliver to the Financing Parties any and all further other instruments in recordable form on such terms and conditions as may be customary for transactions of a similar nature and as may be reasonably satisfactory to Purchaser and the Financing Parties to further, advance, implement, confirm, evidence or facilitate the purposes addressed in the Subordination Agreement.

13.

Avoidance Issues.  If any Financing Party is required in any Proceeding or otherwise to turn over or otherwise pay to the estate of Owner any amount paid in respect of Project Debt Obligations (a “Recovery”), then such Financing Party shall be entitled to a reinstatement of Project Debt Obligations with respect to all such recovered amounts.  If the Subordination Agreement shall have been terminated prior to such Recovery, the Subordination Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

14.

Notation on the Purchaser Mortgage.  Purchaser agrees that, promptly after any Subordination Agreement has been executed and the Financing Parties thereunder furnish to Purchaser the relevant recordation information, Purchaser will cause the following statement to be typed or printed conspicuously at the top of the first page of the Purchaser Mortgage (including by an amendment to the Purchaser Mortgage with respect to any Subordination Agreement executed after the Purchaser Mortgage is initially filed) “This instrument and the obligations it evidences or secures are subject to the provisions of that certain Subordination Agreement dated as of ____________, 20__, a memorandum of which is recorded in Book [____], page [____], [_____________] County, New Hampshire.”

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ATTACHMENT G

Letter Agreement

Please see the attached.

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ATTACHMENT H

Example of Calculation of Levelized Monthly Decommissioning Payment

This example is intended to illustrate the methodology for the calculation of the Levelized Monthly Decommissioning Payment.  This example and the numbers used in this example are purely illustrative and are in no way intended to supersede Section 9.3 of the Agreement or the Formula Rate.

Formula

Levelized Monthly Decommissioning Payment equals:

Estimated Net Decommissioning Cost, multiplied by Decommissioning Payment Formula

"Decommissioning Payment Formula" means the following formula:

c
[(1 + c)[60] – 1]

Where:

c is the reasonably expected monthly rate of return on amounts deposited into the Decommissioning Fund (expressed as a percentage).

Assumptions

Estimated Net Decommissioning Cost, expressed in dollars for the year(s) during which they are expected to be incurred and then discounted to their present value at the beginning of the first calendar day after the end of the Decommissioning Payment Period, is $1,000,000.

Reasonably expected monthly rate of return on amounts deposited into the Decommissioning Fund (c) is 0.40 percent.

Solving this equation, step by step

Levelized Monthly Decommission Payment equals:

1.

$1,000,000 * ( 0.0040 / ((( 1 + 0.0040 )^60 ) – 1 ))

2.

$1,000,000 * ( 0.0040 / (((1.0040)^60 ) – 1 ))

3.

$1,000,000 * ( 0.0040 / ((1.27064072) – 1 ))

4.

$1,000,000 * ( 0.0040 / (0.27064072))

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5

$1,000,000 * (0.01477974)

6.

$14,779.74

Pursuant to Section 9.3.3(a) of the Agreement, $14,779.74 would be included in the Formula Rate for each month during the Decommissioning Payment Period.

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ATTACHMENT I

Example of Calculation of Refund of Amounts Subject to Late Payment Interest

This example is intended to illustrate the methodology for the calculation of a subsequent refund of a late payment.  This example and the numbers used in this example are purely illustrative and are in no way intended to supersede Section 14.5(c) of the Agreement or the first sentence of Section 14.5 of the Agreement

Assumptions

Interest Rate = 12 percent per annum (compounded monthly)

June 2011 Billing

Invoice Amount

$1,000

Date of Invoice

June 1, 2011

Due Date

June 15, 2011

Payment Date

July 1, 2011

The total amount due on the date of payment is $1,005, which amount is computed by adding $1,000 (the original amount invoiced) and $5 (the ½ month late interest fee).

Subsequent Refund

If later, on July 1, 2012, the aforesaid payment is required to be refunded, the refund will equal the $1,000 payment made on July 1, 2011 (the original amount invoiced), plus the interest accrued on that $1,000 payment from the due date of June 15, 2011 to the date of refund on July 1, 2012.  To ensure that the refund does not double recover interest, the following language has been included in Section 14.5(c) of the Agreement:  "If all or a portion of the amount [here, the $1,000 payment due on June 15, 2011] to which such interest relates [here, the $5 late interest fee] is later refunded pursuant to this Agreement [here, on July 1, 2012], then, in calculating that refund, such interest [here, $5] shall not be included in the refund.

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